NATIONWIDE

VARIABLE

ACCOUNT

Annual Report

To

Contract Owners

December 31, 2023

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide Variable Account:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide Variable Account (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/  KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

ABERDEEN FUNDS

Aberdeen Infrastructure Debt Fund - Institutional Service Class (ADGFIS)1

Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)

Aberdeen U.S. Small Cap Equity Fund - Class A (PRSCA)

ALLSPRING GLOBAL INVESTMENTS

Allspring Common Stock Fund - Class A (SACSA)

Allspring Growth Fund - Class A (SGRA)

Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)

Allspring Discovery Mid Cap Growth Fund - Class A (WFENAD)

Allspring Large Cap Core Fund - Class A (WFLCCA)

Allspring Large Cap Growth Fund - Class A (WFLGA)

AMERICAN CENTURY INVESTMENTS

American Century Disciplined Core Value Fund - Class A (ACIGA)

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class II (ACVI2)

American Century Short-Term Government Fund: Investor Class (BSTG)

American Century Disciplined Core Value Fund - Investor Class (IGF)

American Century Growth Fund: Investor Class (TCG)

American Century International Growth Fund: Class A (TCIGA)

American Century International Growth Fund: Investor Class (TCIGR)

American Century Ultra(R) Fund: Investor Class (TCUL)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)

BNY Mellon Core Plus Fund - Class A (DMICPA)

BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)

BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)

BNY Mellon S&P 500 Index Fund (DSPI)

BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)

DELAWARE FUNDS BY MACQUARIE

Delaware High-Yield Opportunities Fund: Institutional Class (DWHYOI)

FEDERATED HERMES, INC.

Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)

Federated Hermes Equity Income Fund - Class F Shares (FEQIF)

Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)

Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)

FIDELITY INVESTMENTS

Fidelity Advisor Balanced Fund - Class M (FAB)

Fidelity Advisor Balanced Fund: Class A (FABA)

Fidelity Advisor Equity Growth Fund: Class A (FAEGA)

Fidelity Advisor Equity Income Fund - Class M (FAEI)

Fidelity Advisor Equity Income Fund: Class A (FAEIA)

Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)

Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)

Fidelity Advisor High Income Advantage Fund - Class M (FAHY)

Fidelity Asset Manager 50% (FAM)

Fidelity Advisor Overseas Fund: Class A (FAOA)

Fidelity Capital & Income Fund (FCI)

Fidelity Equity- Income Fund (FEI)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Magellan(R) Fund (FMG)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)

Fidelity Puritan Fund (FPR)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI)

Franklin Small-Mid Cap Growth Fund: Class A (FSCG)

Templeton Foreign Fund - Class A (TFF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)

INVESCO INVESTMENTS

Invesco Real Estate Fund: Class A (AREA)

Invesco Small Cap Growth Fund: Investor Class (ASCGI)

Invesco Capital Appreciation Fund - Class A (OCAF)

Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)

Invesco Global Fund - Class A (OGF)

Invesco Global Strategic Income Fund - Class A (OSI)

Invesco - Invesco V.I. Global Fund: Series II (OVGSS)

Invesco Equity and Income Fund: Class A (VKEIA)

Invesco Growth and Income Fund: Class A (VKGIA)

IVY INVESTMENTS

Delaware Ivy Small Cap Growth Fund - Class A (WRSCGA)

JANUS HENDERSON INVESTORS

Janus Henderson Forty Fund - Class T (JAFRT)

Janus Henderson Balanced Fund: Class S (JBS)

Janus Henderson Research Fund - Class T (JMERC)

Janus Henderson Overseas Fund - Class S (JOS)

Janus Henderson Global Research Fund - Class T (JWF)

Janus Henderson Global Research Fund - Class S (JWS)

LAZARD FUNDS

Lazard Retirement US Small Cap Equity Select Portfolio - Open Shares (LSC)1

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS Income Fund - Class A (MSI)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)

Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)

Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)

Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)

Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)

Nationwide Government Money Market Fund - Investor Shares (MMF)

Nationwide Government Money Market Fund - Service Class (MMFR)

Nationwide Bond Fund - Institutional Service Class (NBF)

Nationwide Bond Index Fund: Class A (NBIXA)

Nationwide Fund - Institutional Service Class (NF)

Nationwide Fund - Class A (NFA)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)

Nationwide International Index Fund: Class A (NIIXA)

Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)

Nationwide S&P 500 Index Fund: Service Class (NIXR)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class II (NJMMA2)

Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)

Nationwide Small Cap Index Fund: Class A (NSCIXA)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF)

Neuberger Berman Genesis Fund - Trust Class (NBGST)

Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT)

Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)

Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)

Neuberger Berman - Short Duration Bond Fund - Investor Class (NLMB)

Neuberger Berman Large Cap Value Fund - Investor Class (PF)

PIMCO FUNDS

PIMCO Total Return Fund: Class A (PMTRA)

PUTNAM INVESTMENTS

Putnam Large Cap Growth Fund - Class A (PUGOA)1

Putnam International Equity Fund: Class A (PUIGA)

VIRTUS MUTUAL FUNDS

Virtus Tactical Allocation Fund - Class A (VRTAA)

(1)	See Note 1 to the financial statements for the former name of the sub-account.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2023

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
ADGFIS	33,661	$313,236	$292,175	$-	$292,175	$9	$292,166	$292,166	$-	$292,166
ADUES	92,290	1,105,557	1,141,628	-	1,141,628	14	1,141,614	1,141,614	-	1,141,614
PRSCA	35,789	1,118,932	1,110,891	-	1,110,891	32	1,110,859	1,110,859	-	1,110,859
SACSA	80,811	1,548,588	1,385,909	-	1,385,909	51	1,385,858	1,385,858	-	1,385,858
SGRA	25,384	814,873	656,422	-	656,422	40	656,382	656,382	-	656,382
WFAIVD	41,931	538,186	556,003	-	556,003	15	555,988	555,988	-	555,988
WFENAD	3,522	199,002	155,760	-	155,760	24	155,736	155,736	-	155,736
WFLCCA	10,013	163,533	157,797	-	157,797	20	157,777	157,777	-	157,777
WFLGA	73,705	2,996,393	2,587,784	-	2,587,784	18	2,587,766	2,587,766	-	2,587,766
ACIGA	38,877	1,384,375	1,268,559	-	1,268,559	57	1,268,502	1,268,502	-	1,268,502
ACVI2	112,565	1,227,921	1,188,691	-	1,188,691	48	1,188,643	1,188,643	-	1,188,643
BSTG	69,780	662,276	637,792	-	637,792	102	637,690	637,690	-	637,690
IGF	88,993	3,221,436	2,911,852	-	2,911,852	18	2,911,834	2,911,834	-	2,911,834
TCG	132,027	4,727,173	6,412,562	-	6,412,562	201	6,412,361	6,409,015	3,346	6,412,361
TCIGA	3,343	40,544	40,682	-	40,682	14	40,668	40,668	-	40,668
TCIGR	22,948	271,043	278,360	-	278,360	14	278,346	278,346	-	278,346
TCUL	127,928	6,468,403	9,533,194	-	9,533,194	61	9,533,133	9,533,133	-	9,533,133
DAF	63,697	2,192,601	2,596,277	60	2,596,337	-	2,596,337	2,596,337	-	2,596,337
DMICPA	72,586	761,699	673,595	58	673,653	-	673,653	673,653	-	673,653
DPBOZ	24,399	538,261	537,013	-	537,013	34	536,979	536,979	-	536,979
DROSC	1,711	54,170	50,911	-	50,911	12	50,899	50,899	-	50,899
DSPI	296,506	14,962,590	15,136,628	-	15,136,628	22	15,136,606	15,136,606	-	15,136,606
DTC	20,843	265,851	339,112	-	339,112	26	339,086	339,086	-	339,086
DWHYOI	125,738	436,370	435,054	-	435,054	15	435,039	435,039	-	435,039
FBDF	123,645	1,051,821	1,039,857	-	1,039,857	35	1,039,822	1,039,822	-	1,039,822
FEQIF	406	9,325	8,992	-	8,992	3	8,989	8,989	-	8,989
FHYT	236,529	1,565,376	1,485,401	-	1,485,401	38	1,485,363	1,485,363	-	1,485,363
FIIF	19,980	183,182	169,631	-	169,631	44	169,587	169,587	-	169,587
FAB	59,986	1,530,741	1,607,622	-	1,607,622	12	1,607,610	1,607,610	-	1,607,610
FABA	6,430	155,087	169,507	-	169,507	22	169,485	169,485	-	169,485
FAEGA	88,962	1,305,037	1,519,468	-	1,519,468	100	1,519,368	1,519,368	-	1,519,368
FAEI	41,490	1,363,266	1,340,552	-	1,340,552	14	1,340,538	1,340,538	-	1,340,538
FAEIA	44,571	1,414,799	1,387,953	-	1,387,953	52	1,387,901	1,387,901	-	1,387,901
FAGO	36,508	3,910,731	4,600,691	-	4,600,691	17	4,600,674	4,600,674	-	4,600,674
FAGOA	9,305	1,016,054	1,193,977	-	1,193,977	52	1,193,925	1,193,925	-	1,193,925
FAHY	33,997	392,681	385,192	-	385,192	73	385,119	385,119	-	385,119
FAM	49,184	979,328	963,017	-	963,017	15	963,002	963,002	-	963,002

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2023

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
FAOA	33	820	984	-	984	4	980	980	-	980
FCI	21,420	209,828	206,704	-	206,704	-	206,704	206,704	-	206,704
FEI	70,226	4,196,571	4,737,474	-	4,737,474	22	4,737,452	4,737,452	-	4,737,452
FMG	593,623	7,246,185	7,307,499	-	7,307,499	20	7,307,479	7,307,479	-	7,307,479
FO2	63,848	1,472,946	1,628,760	-	1,628,760	59	1,628,701	1,628,701	-	1,628,701
FPR	258,428	6,145,461	6,021,365	-	6,021,365	21	6,021,344	6,021,344	-	6,021,344
FRBSI	28,663	978,412	974,265	-	974,265	59	974,206	974,206	-	974,206
FSCG	31,929	1,160,635	1,121,360	-	1,121,360	51	1,121,309	1,121,309	-	1,121,309
TFF	61,766	404,359	495,982	-	495,982	38	495,944	495,944	-	495,944
TIF2	75,552	1,011,436	1,075,853	-	1,075,853	58	1,075,795	1,075,795	-	1,075,795
TMSF	116,606	3,000,405	2,817,195	-	2,817,195	155	2,817,040	2,815,889	1,151	2,817,040
AREA	24,161	506,489	417,019	155	417,174	-	417,174	416,083	1,091	417,174
ASCGI	10,805	305,458	304,688	-	304,688	34	304,654	304,654	-	304,654
OCAF	16,868	938,672	1,084,591	-	1,084,591	52	1,084,539	1,084,539	-	1,084,539
ODMCGA	176,939	3,700,813	4,163,375	-	4,163,375	63	4,163,312	4,163,312	-	4,163,312
OGF	30,382	2,734,900	2,728,035	-	2,728,035	60	2,727,975	2,727,975	-	2,727,975
OSI	102,860	326,634	324,009	-	324,009	34	323,975	323,975	-	323,975
OVGSS	125,256	4,644,473	4,446,573	-	4,446,573	712	4,445,861	4,440,735	5,126	4,445,861
VKEIA	2,922	29,646	29,452	-	29,452	17	29,435	29,435	-	29,435
VKGIA	36,529	818,791	740,805	121	740,926	-	740,926	738,234	2,692	740,926
WRSCGA	17,547	274,060	203,189	-	203,189	17	203,172	203,172	-	203,172
JAFRT	385,308	13,837,717	17,165,493	-	17,165,493	88	17,165,405	17,165,405	-	17,165,405
JBS	31,431	1,201,568	1,327,655	-	1,327,655	29	1,327,626	1,327,626	-	1,327,626
JMERC	74,698	3,598,027	4,918,836	-	4,918,836	68	4,918,768	4,918,768	-	4,918,768
JOS	751	28,876	32,569	-	32,569	11	32,558	32,558	-	32,558
JWF	16,685	1,018,924	1,585,440	-	1,585,440	22	1,585,418	1,585,418	-	1,585,418
JWS	2,051	172,477	199,045	-	199,045	24	199,021	199,021	-	199,021
LSC	157,669	1,912,772	1,740,668	-	1,740,668	30	1,740,638	1,740,638	-	1,740,638
MSI	137,129	840,952	821,404	-	821,404	23	821,381	821,381	-	821,381
GVDMA	380,038	4,057,594	3,458,347	-	3,458,347	19	3,458,328	3,458,328	-	3,458,328
GVDMC	76,054	743,864	699,697	-	699,697	12	699,685	699,685	-	699,685
GVIDA	205,271	2,276,540	2,095,818	-	2,095,818	19	2,095,799	2,095,799	-	2,095,799
GVIDC	55,905	535,522	526,629	-	526,629	13	526,616	526,616	-	526,616
GVIDM	402,453	4,137,477	3,481,215	-	3,481,215	33	3,481,182	3,481,182	-	3,481,182
IDAS	101,613	884,839	956,176	-	956,176	28	956,148	956,148	-	956,148
IDCS	35,820	348,930	349,243	-	349,243	21	349,222	349,222	-	349,222
IDMAS	272,414	2,620,501	2,544,349	-	2,544,349	47	2,544,302	2,544,302	-	2,544,302

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2023

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
IDMCS	33,219	316,626	320,900	-	320,900	28	320,872	320,872	-	320,872
IDMS	177,164	1,660,494	1,612,194	-	1,612,194	38	1,612,156	1,612,156	-	1,612,156
MMF	4,582,483	4,582,483	4,582,483	-	4,582,483	26	4,582,457	4,582,457	-	4,582,457
MMFR	1,432,091	1,432,091	1,432,091	67	1,432,158	-	1,432,158	1,431,631	527	1,432,158
NBF	105,219	910,955	871,213	-	871,213	40	871,173	871,173	-	871,173
NBIXA	22,521	224,477	218,224	-	218,224	25	218,199	218,199	-	218,199
NF	100,664	2,387,384	2,825,643	-	2,825,643	47	2,825,596	2,825,596	-	2,825,596
NFA	21,811	553,870	631,433	67	631,500	-	631,500	626,590	4,910	631,500
NGF	14,209	149,099	195,800	-	195,800	22	195,778	195,778	-	195,778
NGFA	63,677	690,557	796,598	-	796,598	33	796,565	796,565	-	796,565
NIIXA	571	4,296	4,898	-	4,898	10	4,888	4,888	-	4,888
NIPSIS	123,523	1,225,283	1,107,997	-	1,107,997	47	1,107,950	1,107,950	-	1,107,950
NIXR	232,862	3,865,229	5,255,696	-	5,255,696	71	5,255,625	5,255,625	-	5,255,625
NJMMA2	991	8,818	8,769	-	8,769	3	8,766	8,766	-	8,766
NMCIXA	50,547	776,766	793,088	-	793,088	40	793,048	793,048	-	793,048
NSCIXA	41,789	408,265	463,858	75	463,933	-	463,933	462,553	1,380	463,933
NVMIG6	45,038	319,517	347,244	-	347,244	20	347,224	347,224	-	347,224
NVTIV3	30,668	308,689	362,496	-	362,496	20	362,476	362,476	-	362,476
NBGF	64,884	1,211,254	1,620,153	-	1,620,153	15	1,620,138	1,620,138	-	1,620,138
NBGST	83,538	4,905,149	5,073,286	594	5,073,880	-	5,073,880	5,067,378	6,502	5,073,880
NBGT	8,268	152,604	205,288	-	205,288	19	205,269	205,269	-	205,269
NBPT	175	8,114	7,264	-	7,264	13	7,251	7,251	-	7,251
NBSRT	19,852	878,595	799,433	-	799,433	27	799,406	799,406	-	799,406
NLMB	47,578	355,406	338,277	-	338,277	45	338,232	338,232	-	338,232
PF	55,878	1,834,090	2,308,899	-	2,308,899	15	2,308,884	2,308,884	-	2,308,884
PMTRA	97,173	1,003,611	840,550	-	840,550	32	840,518	840,518	-	840,518
PUGOA	5,453	259,826	297,234	-	297,234	13	297,221	297,221	-	297,221
PUIGA	253	5,821	6,361	-	6,361	2	6,359	6,359	-	6,359
VRTAA	43,058	433,461	450,387	-	450,387	15	450,372	450,372	-	450,372

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	ADGFIS	ADUES	PRSCA	SACSA	SGRA	WFAIVD	WFENAD	WFLCCA
Reinvested dividends	$6,050	3,223	-	-	-	5,100	-	925
Mortality and expense risk charges (note 2)	(3,833)	(14,304)	(13,678)	(17,489)	(6,643)	(7,147)	(1,971)	(1,390)

Net investment income (loss)	2,217	(11,081)	(13,678)	(17,489)	(6,643)	(2,047)	(1,971)	(465)

Realized gain (loss) on investments	(2,691)	(10,212)	(3,522)	(92,962)	(8,092)	(7,784)	(724)	(703)
Change in unrealized gain (loss) on investments	(11,958)	165,673	120,785	242,144	109,098	62,203	27,280	14,304

Net gain (loss) on investments	(14,649)	155,461	117,263	149,182	101,006	54,419	26,556	13,601

Reinvested capital gains	-	-	-	47,428	66,410	10,417	3,744	11,370

Net increase (decrease) in contract owners’ equity resulting from operations	$(12,432)	144,380	103,585	179,121	160,773	62,789	28,329	24,506

Investment Activity*:	WFLGA	ACIGA	ACVI2	BSTG	IGF	TCG	TCIGA	TCIGR
Reinvested dividends	$-	16,830	14,246	26,601	47,271	-	-	-
Mortality and expense risk charges (note 2)	(30,007)	(14,418)	(14,887)	(8,756)	(38,433)	(75,250)	(544)	(3,590)

Net investment income (loss)	(30,007)	2,412	(641)	17,845	8,838	(75,250)	(544)	(3,590)

Realized gain (loss) on investments	(39,881)	(13,862)	(2,879)	(13,050)	(33,998)	310,760	(672)	(2,473)
Change in unrealized gain (loss) on investments	371,735	97,402	121,826	12,217	218,363	1,418,075	5,679	33,309

Net gain (loss) on investments	331,854	83,540	118,947	(833)	184,365	1,728,835	5,007	30,836

Reinvested capital gains	443,827	-	-	-	-	294,383	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$745,674	85,952	118,306	17,012	193,203	1,947,968	4,463	27,246

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	TCUL	DAF	DMICPA	DPBOZ	DROSC	DSPI	DTC	DWHYOI
Reinvested dividends	$-	16,235	25,075	7,631	196	163,926	2,295	27,365
Mortality and expense risk charges (note 2)	(108,147)	(31,669)	(8,869)	(6,571)	(708)	(183,059)	(4,113)	(5,284)

Net investment income (loss)	(108,147)	(15,434)	16,206	1,060	(512)	(19,133)	(1,818)	22,081

Realized gain (loss) on investments	514,405	47,875	(10,621)	1,141	(1,353)	(118,317)	11,726	(1,521)
Change in unrealized gain (loss) on investments	1,934,474	247,873	31,959	52,564	4,959	2,326,074	48,388	24,792

Net gain (loss) on investments	2,448,879	295,748	21,338	53,705	3,606	2,207,757	60,114	23,271

Reinvested capital gains	546,100	172,367	-	21,135	497	871,357	8,871	-

Net increase (decrease) in contract owners’ equity resulting from operations	$2,886,832	452,681	37,544	75,900	3,591	3,059,981	67,167	45,352

Investment Activity*:	FBDF	FEQIF	FHYT	FIIF	FAB	FABA	FAEGA	FAEI
Reinvested dividends	$36,090	74	81,375	6,190	18,254	2,413	-	25,660
Mortality and expense risk charges (note 2)	(13,310)	(100)	(18,647)	(2,345)	(19,130)	(1,909)	(16,459)	(16,443)

Net investment income (loss)	22,780	(26)	62,728	3,845	(876)	504	(16,459)	9,217

Realized gain (loss) on investments	(4,973)	(19)	(14,539)	(3,984)	(6,365)	(21)	2,632	(25,187)
Change in unrealized gain (loss) on investments	45,302	655	109,668	8,134	268,886	28,109	401,989	92,836

Net gain (loss) on investments	40,329	636	95,129	4,150	262,521	28,088	404,621	67,649

Reinvested capital gains	-	19	-	-	1,193	128	8,494	31,896

Net increase (decrease) in contract owners’ equity resulting from operations	$63,109	629	157,857	7,995	262,838	28,720	396,656	108,762

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	FAEIA	FAGO	FAGOA	FAHY	FAM	FAOA	FCI	FEI
Reinvested dividends	$33,174	-	-	19,441	21,329	7	10,726	86,166
Mortality and expense risk charges (note 2)	(17,839)	(53,176)	(13,176)	(5,016)	(12,342)	(9)	(2,545)	(61,193)

Net investment income (loss)	15,335	(53,176)	(13,176)	14,425	8,987	(2)	8,181	24,973

Realized gain (loss) on investments	(13,499)	(54,176)	(4,537)	(7,927)	(7,619)	-	88	64,783
Change in unrealized gain (loss) on investments	89,974	1,558,353	404,129	35,992	103,087	159	13,178	202,059

Net gain (loss) on investments	76,475	1,504,177	399,592	28,065	95,468	159	13,266	266,842

Reinvested capital gains	34,171	-	-	-	-	-	-	118,410

Net increase (decrease) in contract owners’ equity resulting from operations	$125,981	1,451,001	386,416	42,490	104,455	157	21,447	410,225

Investment Activity*:	FHIP	FMG	FO2	FPR	FRBSI	FSCG	TFF	TIF2
Reinvested dividends	$-	30,532	12,347	101,680	11,582	-	11,749	32,252
Mortality and expense risk charges (note 2)	(1)	(88,791)	(20,135)	(74,509)	(13,541)	(13,894)	(5,995)	(13,332)

Net investment income (loss)	(1)	(58,259)	(7,788)	27,171	(1,959)	(13,894)	5,754	18,920

Realized gain (loss) on investments	(26)	(79,874)	4,378	(98,066)	(12,796)	(18,148)	7,363	(17,494)
Change in unrealized gain (loss) on investments	43	1,092,613	270,671	844,866	74,333	271,576	68,524	185,846

Net gain (loss) on investments	17	1,012,739	275,049	746,800	61,537	253,428	75,887	168,352

Reinvested capital gains	-	791,899	4,137	215,504	10,322	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$16	1,746,379	271,398	989,475	69,900	239,534	81,641	187,272

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	TMSF	AREA	ASCGI	OCAF	ODMCGA	OGF	OSI	OVGSS
Reinvested dividends	$50,043	8,423	-	-	-	-	16,077	-
Mortality and expense risk charges (note 2)	(34,622)	(5,099)	(3,768)	(12,481)	(51,707)	(32,120)	(3,983)	(54,266)

Net investment income (loss)	15,421	3,324	(3,768)	(12,481)	(51,707)	(32,120)	12,094	(54,266)

Realized gain (loss) on investments	(90,201)	(18,417)	(406)	2,120	19,634	33,712	(1,247)	(62,383)
Change in unrealized gain (loss) on investments	287,637	36,663	35,050	296,825	475,779	439,057	11,327	818,285

Net gain (loss) on investments	197,436	18,246	34,644	298,945	495,413	472,769	10,080	755,902

Reinvested capital gains	106,390	4,810	-	-	-	267,593	-	489,953

Net increase (decrease) in contract owners’ equity resulting from operations	$319,247	26,380	30,876	286,464	443,706	708,242	22,174	1,191,589

Investment Activity*:	VKEIA	VKGIA	WRSCGA	JAFRT	JBS	JMERC	JOS	JWF
Reinvested dividends	$643	13,363	-	21,694	24,632	-	341	11,860
Mortality and expense risk charges (note 2)	(459)	(10,319)	(2,511)	(204,251)	(14,317)	(55,917)	(382)	(19,272)

Net investment income (loss)	184	3,044	(2,511)	(182,557)	10,315	(55,917)	(41)	(7,412)

Realized gain (loss) on investments	(1,542)	(27,934)	(11,281)	482,113	12,173	72,005	428	74,086
Change in unrealized gain (loss) on investments	2,267	29,078	27,406	3,282,487	134,523	1,312,968	2,473	201,364

Net gain (loss) on investments	725	1,144	16,125	3,764,600	146,696	1,384,973	2,901	275,450

Reinvested capital gains	1,369	77,433	9,983	1,401,160	-	137,821	-	61,259

Net increase (decrease) in contract owners’ equity resulting from operations	$2,278	81,621	23,597	4,983,203	157,011	1,466,877	2,860	329,297

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	JWS	LSC	MSI	GVDMA	GVDMC	GVIDA	GVIDC	GVIDM
Reinvested dividends	$966	-	28,652	-	-	-	-	-
Mortality and expense risk charges (note 2)	(2,449)	(22,354)	(7,758)	(41,241)	(9,043)	(24,458)	(6,868)	(42,554)

Net investment income (loss)	(1,483)	(22,354)	20,894	(41,241)	(9,043)	(24,458)	(6,868)	(42,554)

Realized gain (loss) on investments	2,227	(43,172)	(4,593)	(127,199)	(27,590)	(48,272)	(4,808)	(151,665)
Change in unrealized gain (loss) on investments	33,725	57,659	21,809	620,285	101,842	359,920	45,747	602,221

Net gain (loss) on investments	35,952	14,487	17,216	493,086	74,252	311,648	40,939	450,556

Reinvested capital gains	7,570	146,861	-	34,328	-	21,884	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$42,039	138,994	38,110	486,173	65,209	309,074	34,071	408,002

Investment Activity*:	IDAS	IDCS	IDMAS	IDMCS	IDMS	MMF	MMFR	NBF
Reinvested dividends	$13,844	11,282	48,304	8,849	38,172	209,729	69,321	30,811
Mortality and expense risk charges (note 2)	(11,953)	(4,245)	(34,004)	(3,873)	(23,645)	(60,035)	(20,138)	(11,350)

Net investment income (loss)	1,891	7,037	14,300	4,976	14,527	149,694	49,183	19,461

Realized gain (loss) on investments	4,402	(523)	(108,182)	(884)	(71,008)	-	-	(6,056)
Change in unrealized gain (loss) on investments	109,677	16,437	384,577	22,095	212,651	-	-	23,896

Net gain (loss) on investments	114,079	15,914	276,395	21,211	141,643	-	-	17,840

Reinvested capital gains	40,049	-	102,599	5,684	55,042	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$156,019	22,951	393,294	31,871	211,212	149,694	49,183	37,301

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	NBIXA	NF	NFA	NGF	NGFA	NIIXA	NIPSIS	NIXR
Reinvested dividends	$5,764	18,709	2,406	3,068	9,902	143	46,051	52,304
Mortality and expense risk charges (note 2)	(2,715)	(35,673)	(7,583)	(2,552)	(9,136)	(48)	(14,366)	(62,777)

Net investment income (loss)	3,049	(16,964)	(5,177)	516	766	95	31,685	(10,473)

Realized gain (loss) on investments	(639)	62,214	3,711	11,363	3,213	4	(11,550)	206,682
Change in unrealized gain (loss) on investments	5,596	475,955	123,121	28,002	140,500	569	5,780	841,725

Net gain (loss) on investments	4,957	538,169	126,832	39,365	143,713	573	(5,770)	1,048,407

Reinvested capital gains	-	76,068	16,503	-	-	-	-	6,247

Net increase (decrease) in contract owners’ equity resulting from operations	$8,006	597,273	138,158	39,881	144,479	668	25,915	1,044,181

Investment Activity*:	NJMMA2	NMCIXA	NSCIXA	NVMIG6	NVTIV3	NBGF	NBGST	NBGT
Reinvested dividends	$186	8,050	4,633	4,655	8,567	3,205	731	159
Mortality and expense risk charges (note 2)	(96)	(9,601)	(5,496)	(4,470)	(4,434)	(18,941)	(62,283)	(2,136)

Net investment income (loss)	90	(1,551)	(863)	185	4,133	(15,736)	(61,552)	(1,977)

Realized gain (loss) on investments	(6)	(4,774)	1,549	351	1,741	27,891	108,401	551
Change in unrealized gain (loss) on investments	461	65,176	60,367	46,357	38,969	347,740	496,921	46,222

Net gain (loss) on investments	455	60,402	61,916	46,708	40,710	375,631	605,322	46,773

Reinvested capital gains	-	43,058	211	-	-	63,630	147,565	8,112

Net increase (decrease) in contract owners’ equity resulting from operations	$545	101,909	61,264	46,893	44,843	423,525	691,335	52,908

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	NBPT	NBSRT	NLMB	PF	PMTRA	PUGOA	PUIGA	VRTAA
Reinvested dividends	$155	984	16,551	56,458	29,942	-	117	5,467
Mortality and expense risk charges (note 2)	(160)	(9,206)	(4,335)	(32,507)	(10,608)	(2,283)	(85)	(5,531)

Net investment income (loss)	(5)	(8,222)	12,216	23,951	19,334	(2,283)	32	(64)

Realized gain (loss) on investments	(1,316)	1,995	(2,755)	177,936	(19,558)	(472)	20	(4,837)
Change in unrealized gain (loss) on investments	711	105,437	6,165	(285,436)	38,840	55,662	879	82,485

Net gain (loss) on investments	(605)	107,432	3,410	(107,500)	19,282	55,190	899	77,648

Reinvested capital gains	-	68,919	-	-	-	1,460	-	3,275

Net increase (decrease) in contract owners’ equity resulting from operations	$(610)	168,129	15,626	(83,549)	38,616	54,367	931	80,859

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	ADGFIS		ADUES		PRSCA		SACSA
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$2,217	(4,341)	(11,081)	(16,674)	(13,678)	(16,222)	(17,489)	(19,317)
Realized gain (loss) on investments	(2,691)	(27,442)	(10,212)	(162,701)	(3,522)	(86,588)	(92,962)	(11,671)
Change in unrealized gain (loss) on investments	(11,958)	(9,243)	165,673	(285,713)	120,785	(446,324)	242,144	(531,935)
Reinvested capital gains	-	-	-	4,368	-	60,437	47,428	211,570

Net increase (decrease) in contract owners’ equity resulting from operations	(12,432)	(41,026)	144,380	(460,720)	103,585	(488,697)	179,121	(351,353)

Equity transactions:
Purchase payments received from contract owners (note 4)	7,868	10,312	30,833	40,274	13,200	27,980	12,536	10,508
Transfers between funds	1,000	7,540	779	6,786	7,446	(87,730)	1,037	(37,713)
Redemptions (notes 2, 3, and 4)	(18,312)	(49,253)	(172,599)	(105,564)	(75,463)	(156,951)	(208,104)	(177,169)
Adjustments to maintain reserves	(9)	(706)	(15)	7,240	7	10,353	(27)	(32)

Net equity transactions	(9,453)	(32,107)	(141,002)	(51,264)	(54,810)	(206,348)	(194,558)	(204,406)

Net change in contract owners’ equity	(21,885)	(73,133)	3,378	(511,984)	48,775	(695,045)	(15,437)	(555,759)
Contract owners’ equity at beginning of period	314,051	387,184	1,138,236	1,650,220	1,062,084	1,757,129	1,401,295	1,957,054

Contract owners’ equity at end of period	$292,166	314,051	1,141,614	1,138,236	1,110,859	1,062,084	1,385,858	1,401,295

CHANGE IN UNITS:
Beginning units	29,797	32,637	40,002	42,041	17,462	20,996	88,981	101,165
Units purchased	2,027	2,299	1,199	1,831	537	501	1,754	1,410
Units redeemed	(3,010)	(5,139)	(5,912)	(3,870)	(1,428)	(4,035)	(13,839)	(13,594)

Ending units	28,814	29,797	35,289	40,002	16,571	17,462	76,896	88,981

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	SGRA		WFAIVD		WFENAD		WFLCCA
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(6,643)	(7,234)	(2,047)	(1,533)	(1,971)	(2,065)	(465)	(443)
Realized gain (loss) on investments	(8,092)	(19,796)	(7,784)	(3,171)	(724)	1,408	(703)	(1,145)
Change in unrealized gain (loss) on investments	109,098	(341,990)	62,203	(86,264)	27,280	(92,522)	14,304	(24,090)
Reinvested capital gains	66,410	35,146	10,417	40,327	3,744	-	11,370	9,147

Net increase (decrease) in contract owners’ equity resulting from operations	160,773	(333,874)	62,789	(50,641)	28,329	(93,179)	24,506	(16,531)

Equity transactions:
Purchase payments received from contract owners (note 4)	4,304	1,310	1,492	932	2,727	3,917	3,758	2,668
Transfers between funds	(8,957)	(28,005)	(26)	(43)	509	662	48,520	3,180
Redemptions (notes 2, 3, and 4)	(8,897)	(51,399)	(67,245)	(49,430)	(1,472)	(5,284)	(9,410)	(2,675)
Adjustments to maintain reserves	(32)	6	(16)	98	(3)	(25)	(23)	(12)

Net equity transactions	(13,582)	(78,088)	(65,795)	(48,443)	1,761	(730)	42,845	3,161

Net change in contract owners’ equity	147,191	(411,962)	(3,006)	(99,084)	30,090	(93,909)	67,351	(13,370)
Contract owners’ equity at beginning of period	509,191	921,153	558,994	658,078	125,646	219,555	90,426	103,796

Contract owners’ equity at end of period	$656,382	509,191	555,988	558,994	155,736	125,646	157,777	90,426

CHANGE IN UNITS:
Beginning units	29,745	33,490	26,054	28,341	8,343	8,340	5,346	5,200
Units purchased	223	465	67	44	288	646	2,773	369
Units redeemed	(949)	(4,210)	(3,038)	(2,331)	(171)	(643)	(525)	(223)

Ending units	29,019	29,745	23,083	26,054	8,460	8,343	7,594	5,346

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	WFLGA		ACIGA		ACVI2		BSTG
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(30,007)	(28,728)	2,412	4,178	(641)	(48)	17,845	1,984
Realized gain (loss) on investments	(39,881)	(31,950)	(13,862)	(1,018)	(2,879)	6,081	(13,050)	(2,493)
Change in unrealized gain (loss) on investments	371,735	(1,072,073)	97,402	(241,784)	121,826	(568,489)	12,217	(45,886)
Reinvested capital gains	443,827	202,356	-	-	-	176,108	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	745,674	(930,395)	85,952	(238,624)	118,306	(386,348)	17,012	(46,395)

Equity transactions:
Purchase payments received from contract owners (note 4)	49,667	55,766	5,299	7,235	39,294	41,346	11,931	17,783
Transfers between funds	(49,990)	8,611	411	(22,023)	(1,818)	(14,061)	(92,207)	62,541
Redemptions (notes 2, 3, and 4)	(90,796)	(120,370)	(121,490)	(232,083)	(48,097)	(86,661)	(157,898)	(75,535)
Adjustments to maintain reserves	(14)	12	(69)	(2)	(27)	31	1	(66)

Net equity transactions	(91,133)	(55,981)	(115,849)	(246,873)	(10,648)	(59,345)	(238,173)	4,723

Net change in contract owners’ equity	654,541	(986,376)	(29,897)	(485,497)	107,658	(445,693)	(221,161)	(41,672)
Contract owners’ equity at beginning of period	1,933,225	2,919,601	1,298,399	1,783,896	1,080,985	1,526,678	858,851	900,523

Contract owners’ equity at end of period	$2,587,766	1,933,225	1,268,502	1,298,399	1,188,643	1,080,985	637,690	858,851

CHANGE IN UNITS:
Beginning units	117,758	121,165	52,754	62,665	93,128	97,547	46,406	47,502
Units purchased	3,303	3,850	608	633	3,353	4,386	566	3,387
Units redeemed	(7,326)	(7,257)	(5,106)	(10,544)	(4,212)	(8,805)	(14,445)	(4,483)

Ending units	113,735	117,758	48,256	52,754	92,269	93,128	32,527	46,406

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	IGF		TCG		TCIGA		TCIGR
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$8,838	15,503	(75,250)	(79,331)	(544)	(335)	(3,590)	(1,909)
Realized gain (loss) on investments	(33,998)	(80,809)	310,760	131,750	(672)	(718)	(2,473)	(1,419)
Change in unrealized gain (loss) on investments	218,363	(485,203)	1,418,075	(2,866,152)	5,679	(15,647)	33,309	(95,526)
Reinvested capital gains	-	-	294,383	248,127	-	969	-	5,746

Net increase (decrease) in contract owners’ equity resulting from operations	193,203	(550,509)	1,947,968	(2,565,606)	4,463	(15,731)	27,246	(93,108)

Equity transactions:
Purchase payments received from contract owners (note 4)	173,284	72,168	44,329	62,642	-	-	-	-
Transfers between funds	(8,710)	(32,243)	40,359	(3,193)	-	-	-	(6,158)
Redemptions (notes 2, 3, and 4)	(556,116)	(334,935)	(677,904)	(476,325)	(5,662)	(2,425)	(8,309)	(6,672)
Adjustments to maintain reserves	(28)	37	(295)	(927)	(3)	(3)	(8)	5

Net equity transactions	(391,570)	(294,973)	(593,511)	(417,803)	(5,665)	(2,428)	(8,317)	(12,825)

Net change in contract owners’ equity	(198,367)	(845,482)	1,354,457	(2,983,409)	(1,202)	(18,159)	18,929	(105,933)
Contract owners’ equity at beginning of period	3,110,201	3,955,683	5,057,904	8,041,313	41,870	60,029	259,417	365,350

Contract owners’ equity at end of period	$2,911,834	3,110,201	6,412,361	5,057,904	40,668	41,870	278,346	259,417

CHANGE IN UNITS:
Beginning units	60,415	66,281	43,548	48,989	3,331	3,522	6,766	7,055
Units purchased	3,413	2,218	5,471	1,056	-	-	-	-
Units redeemed	(10,982)	(8,084)	(8,885)	(6,497)	(397)	(191)	(217)	(289)

Ending units	52,846	60,415	40,134	43,548	2,934	3,331	6,549	6,766

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	TCUL		DAF		DMICPA		DPBOZ
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(108,147)	(113,079)	(15,434)	(20,054)	16,206	14,943	1,060	(804)
Realized gain (loss) on investments	514,405	469,206	47,875	8,892	(10,621)	(11,925)	1,141	3,547
Change in unrealized gain (loss) on investments	1,934,474	(4,707,073)	247,873	(861,222)	31,959	(174,910)	52,564	(127,870)
Reinvested capital gains	546,100	506,682	172,367	192,286	-	-	21,135	23,183

Net increase (decrease) in contract owners’ equity resulting from operations	2,886,832	(3,844,264)	452,681	(680,098)	37,544	(171,892)	75,900	(101,944)

Equity transactions:
Purchase payments received from contract owners (note 4)	140,793	134,250	18,063	36,439	13,440	22,485	7,978	7,505
Transfers between funds	211,828	22,721	(7,353)	(3,728)	6,862	(99,593)	6,349	(3,601)
Redemptions (notes 2, 3, and 4)	(1,029,278)	(813,102)	(277,855)	(520,817)	(184,094)	(130,353)	(44,252)	(23,615)
Adjustments to maintain reserves	(96)	761	(8)	36	56	-	(26)	(14)

Net equity transactions	(676,753)	(655,370)	(267,153)	(488,070)	(163,736)	(207,461)	(29,951)	(19,725)

Net change in contract owners’ equity	2,210,079	(4,499,634)	185,528	(1,168,168)	(126,192)	(379,353)	45,949	(121,669)
Contract owners’ equity at beginning of period	7,323,054	11,822,688	2,410,809	3,578,977	799,845	1,179,198	491,030	612,699

Contract owners’ equity at end of period	$9,533,133	7,323,054	2,596,337	2,410,809	673,653	799,845	536,979	491,030

CHANGE IN UNITS:
Beginning units	123,937	133,846	70,940	83,819	80,376	100,974	24,660	25,559
Units purchased	8,108	3,119	1,975	1,114	2,036	3,038	674	378
Units redeemed	(16,144)	(13,028)	(9,802)	(13,993)	(18,173)	(23,636)	(2,069)	(1,277)

Ending units	115,901	123,937	63,113	70,940	64,239	80,376	23,265	24,660

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	DROSC		DSPI		DTC		DWHYOI
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(512)	(746)	(19,133)	(21,554)	(1,818)	(2,714)	22,081	21,879
Realized gain (loss) on investments	(1,353)	(267)	(118,317)	36,920	11,726	6,000	(1,521)	(45,131)
Change in unrealized gain (loss) on investments	4,959	(12,291)	2,326,074	(4,714,429)	48,388	(142,880)	24,792	(47,261)
Reinvested capital gains	497	1,928	871,357	1,260,009	8,871	35,655	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	3,591	(11,376)	3,059,981	(3,439,054)	67,167	(103,939)	45,352	(70,513)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	613,383	478,420	2,216	2,207	31,255	35,359
Transfers between funds	(28)	-	118,884	62,455	2	(4)	(717)	(260,398)
Redemptions (notes 2, 3, and 4)	(2,139)	(159)	(2,257,708)	(1,101,227)	(55,306)	(16,306)	(24,195)	(93,468)
Adjustments to maintain reserves	(42)	(2)	(2)	(123)	(43)	7	(10)	1,363

Net equity transactions	(2,209)	(161)	(1,525,443)	(560,475)	(53,131)	(14,096)	6,333	(317,144)

Net change in contract owners’ equity	1,382	(11,537)	1,534,538	(3,999,529)	14,036	(118,035)	51,685	(387,657)
Contract owners’ equity at beginning of period	49,517	61,054	13,602,068	17,601,597	325,050	443,085	383,354	771,011

Contract owners’ equity at end of period	$50,899	49,517	15,136,606	13,602,068	339,086	325,050	435,039	383,354

CHANGE IN UNITS:
Beginning units	1,920	1,925	147,486	153,460	8,652	9,252	17,425	30,908
Units purchased	23	-	9,103	5,949	34	33	1,371	1,556
Units redeemed	(104)	(5)	(24,289)	(11,923)	(1,968)	(633)	(1,093)	(15,039)

Ending units	1,839	1,920	132,300	147,486	6,718	8,652	17,703	17,425

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FBDF		FEQIF		FHYT		FIIF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$22,780	26,520	(26)	(24)	62,728	56,388	3,845	1,879
Realized gain (loss) on investments	(4,973)	(162,124)	(19)	(135)	(14,539)	(11,330)	(3,984)	(2,487)
Change in unrealized gain (loss) on investments	45,302	(112,276)	655	(1,178)	109,668	(277,298)	8,134	(24,344)
Reinvested capital gains	-	-	19	489	-	6,425	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	63,109	(247,880)	629	(848)	157,857	(225,815)	7,995	(24,952)

Equity transactions:
Purchase payments received from contract owners (note 4)	52,682	72,066	-	-	61,654	67,154	1,493	3,054
Transfers between funds	9,450	(58,410)	-	-	7,043	(33,966)	585	865
Redemptions (notes 2, 3, and 4)	(108,227)	(327,122)	-	(4,164)	(126,944)	(109,920)	(33,169)	(36,031)
Adjustments to maintain reserves	(17)	3,102	8	(17)	8	(49)	(17)	(13)

Net equity transactions	(46,112)	(310,364)	8	(4,181)	(58,239)	(76,781)	(31,108)	(32,125)

Net change in contract owners’ equity	16,997	(558,244)	637	(5,029)	99,618	(302,596)	(23,113)	(57,077)
Contract owners’ equity at beginning of period	1,022,825	1,581,069	8,352	13,381	1,385,745	1,688,341	192,700	249,777

Contract owners’ equity at end of period	$1,039,822	1,022,825	8,989	8,352	1,485,363	1,385,745	169,587	192,700

CHANGE IN UNITS:
Beginning units	42,483	55,144	431	626	52,812	55,674	11,258	12,993
Units purchased	2,564	2,896	-	-	2,571	3,002	128	238
Units redeemed	(4,341)	(15,557)	-	(195)	(4,745)	(5,864)	(1,867)	(1,973)

Ending units	40,706	42,483	431	431	50,638	52,812	9,519	11,258

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FAB		FABA		FAEGA		FAEI
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(876)	(7,637)	504	(353)	(16,459)	(16,046)	9,217	3,767
Realized gain (loss) on investments	(6,365)	110,699	(21)	41,068	2,632	269,948	(25,187)	67,061
Change in unrealized gain (loss) on investments	268,886	(490,761)	28,109	(79,403)	401,989	(730,085)	92,836	(212,641)
Reinvested capital gains	1,193	52,261	128	6,193	8,494	27,553	31,896	51,156

Net increase (decrease) in contract owners’ equity resulting from operations	262,838	(335,438)	28,720	(32,495)	396,656	(448,630)	108,762	(90,657)

Equity transactions:
Purchase payments received from contract owners (note 4)	167,501	272,917	-	-	12,431	10,733	44,632	41,673
Transfers between funds	(8,977)	154,745	(34)	41	569	100,784	63,061	86,366
Redemptions (notes 2, 3, and 4)	(147,013)	(132,926)	(8,397)	(15,588)	(96,129)	(90,640)	(265,377)	(65,885)
Adjustments to maintain reserves	(24)	33,613	(2)	(5,480)	(34)	35,867	11	47,204

Net equity transactions	11,487	328,349	(8,433)	(21,027)	(83,163)	56,744	(157,673)	109,358

Net change in contract owners’ equity	274,325	(7,089)	20,287	(53,522)	313,493	(391,886)	(48,911)	18,701
Contract owners’ equity at beginning of period	1,333,285	1,340,374	149,198	202,720	1,205,875	1,597,761	1,389,449	1,370,748

Contract owners’ equity at end of period	$1,607,610	1,333,285	169,485	149,198	1,519,368	1,205,875	1,340,538	1,389,449

CHANGE IN UNITS:
Beginning units	36,135	29,158	5,666	6,200	44,588	44,029	29,341	28,119
Units purchased	4,410	10,298	-	2	903	4,074	2,809	3,014
Units redeemed	(4,057)	(3,321)	(290)	(536)	(3,456)	(3,515)	(6,285)	(1,792)

Ending units	36,488	36,135	5,376	5,666	42,035	44,588	25,865	29,341

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FAEIA		FAGO		FAGOA		FAHY
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$15,335	8,453	(53,176)	(59,245)	(13,176)	(15,054)	14,425	13,106
Realized gain (loss) on investments	(13,499)	52,399	(54,176)	683,994	(4,537)	(53,533)	(7,927)	32,484
Change in unrealized gain (loss) on investments	89,974	(198,721)	1,558,353	(3,257,638)	404,129	(627,632)	35,992	(125,104)
Reinvested capital gains	34,171	52,840	-	-	-	-	-	15,220

Net increase (decrease) in contract owners’ equity resulting from operations	125,981	(85,029)	1,451,001	(2,632,889)	386,416	(696,219)	42,490	(64,294)

Equity transactions:
Purchase payments received from contract owners (note 4)	12,373	8,641	194,756	263,282	13,047	15,124	-	-
Transfers between funds	13,028	38,162	(8,246)	70,017	(34,069)	(29,345)	3	(63)
Redemptions (notes 2, 3, and 4)	(151,389)	(91,524)	(732,547)	(484,192)	(128,150)	(83,439)	(112,959)	(6,472)
Adjustments to maintain reserves	(43)	46,107	(33)	127,945	43	33,518	(37)	3,663

Net equity transactions	(126,031)	1,386	(546,070)	(22,948)	(149,129)	(64,142)	(112,993)	(2,872)

Net change in contract owners’ equity	(50)	(83,643)	904,931	(2,655,837)	237,287	(760,361)	(70,503)	(67,166)
Contract owners’ equity at beginning of period	1,387,951	1,471,594	3,695,743	6,351,580	956,638	1,716,999	455,622	522,788

Contract owners’ equity at end of period	$1,387,901	1,387,951	4,600,674	3,695,743	1,193,925	956,638	385,119	455,622

CHANGE IN UNITS:
Beginning units	45,161	46,753	66,096	68,885	29,421	32,210	11,178	11,331
Units purchased	889	2,354	3,532	6,156	383	488	-	-
Units redeemed	(5,116)	(3,946)	(12,060)	(8,945)	(4,209)	(3,277)	(2,676)	(153)

Ending units	40,934	45,161	57,568	66,096	25,595	29,421	8,502	11,178

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FAM		FAOA		FCI		FEI
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$8,987	7,816	(2)	(6)	8,181	6,290	24,973	26,052
Realized gain (loss) on investments	(7,619)	102,711	-	303	88	2,013	64,783	189,528
Change in unrealized gain (loss) on investments	103,087	(351,765)	159	(535)	13,178	(45,536)	202,059	(699,946)
Reinvested capital gains	-	38,731	-	-	-	11,800	118,410	120,788

Net increase (decrease) in contract owners’ equity resulting from operations	104,455	(202,507)	157	(238)	21,447	(25,433)	410,225	(363,578)

Equity transactions:
Purchase payments received from contract owners (note 4)	31,684	31,188	-	-	-	-	215,130	113,418
Transfers between funds	52	(10,629)	-	-	-	(8,701)	(165,564)	39,445
Redemptions (notes 2, 3, and 4)	(94,553)	(116,414)	(2)	(29)	(1,193)	(1,313)	(462,735)	(704,257)
Adjustments to maintain reserves	(3)	15,624	(4)	(58)	(71)	(318)	(84)	(10,788)

Net equity transactions	(62,820)	(80,231)	(6)	(87)	(1,264)	(10,332)	(413,253)	(562,182)

Net change in contract owners’ equity	41,635	(282,738)	151	(325)	20,183	(35,765)	(3,028)	(925,760)
Contract owners’ equity at beginning of period	921,367	1,204,105	829	1,154	186,521	222,286	4,740,480	5,666,240

Contract owners’ equity at end of period	$963,002	921,367	980	829	206,704	186,521	4,737,452	4,740,480

CHANGE IN UNITS:
Beginning units	23,125	25,365	54	56	1,018	1,072	18,937	21,208
Units purchased	917	743	-	-	-	-	993	770
Units redeemed	(2,389)	(2,983)	-	(2)	(6)	(54)	(2,594)	(3,041)

Ending units	21,653	23,125	54	54	1,012	1,018	17,336	18,937

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FHIP		FMG		FO2		FPR
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(1)	15	(58,259)	(76,440)	(7,788)	(7,940)	27,171	6,252
Realized gain (loss) on investments	(26)	(114)	(79,874)	1,368,837	4,378	105,083	(98,066)	294,089
Change in unrealized gain (loss) on investments	43	(31)	1,092,613	(4,362,716)	270,671	(714,281)	844,866	(2,298,751)
Reinvested capital gains	-	-	791,899	293,613	4,137	16,283	215,504	423,441

Net increase (decrease) in contract owners’ equity resulting from operations	16	(130)	1,746,379	(2,776,706)	271,398	(600,855)	989,475	(1,574,969)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	88,816	100,101	102,496	122,200	87,705	114,466
Transfers between funds	-	-	(118,388)	(116,971)	4,625	(19,301)	(18,999)	(191,720)
Redemptions (notes 2, 3, and 4)	(456)	(637)	(666,951)	(457,123)	(302,505)	(214,076)	(738,813)	(629,891)
Adjustments to maintain reserves	12	20	(22)	191,170	(31)	28,060	(21)	154,757

Net equity transactions	(444)	(617)	(696,545)	(282,823)	(195,415)	(83,117)	(670,128)	(552,388)

Net change in contract owners’ equity	(428)	(747)	1,049,834	(3,059,529)	75,983	(683,972)	319,347	(2,127,357)
Contract owners’ equity at beginning of period	428	1,175	6,257,645	9,317,174	1,552,718	2,236,690	5,701,997	7,829,354

Contract owners’ equity at end of period	$-	428	7,307,479	6,257,645	1,628,701	1,552,718	6,021,344	5,701,997

CHANGE IN UNITS:
Beginning units	10	24	80,299	85,966	131,376	140,692	72,883	81,751
Units purchased	-	-	1,044	1,833	11,261	13,555	1,487	3,473
Units redeemed	(10)	(14)	(8,794)	(7,500)	(26,507)	(22,871)	(9,508)	(12,341)

Ending units	-	10	72,549	80,299	116,130	131,376	64,862	72,883

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FRBSI		FSCG		TFF		TIF2
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(1,959)	(4,372)	(13,894)	(14,597)	5,754	(487)	18,920	19,838
Realized gain (loss) on investments	(12,796)	(53,410)	(18,148)	(9,601)	7,363	49,513	(17,494)	(38,847)
Change in unrealized gain (loss) on investments	74,333	(87,974)	271,576	(580,181)	68,524	(60,558)	185,846	(94,389)
Reinvested capital gains	10,322	35,997	-	63,386	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	69,900	(109,759)	239,534	(540,993)	81,641	(11,532)	187,272	(113,398)

Equity transactions:
Purchase payments received from contract owners (note 4)	19,761	22,003	20,720	8,106	-	-	35,253	41,086
Transfers between funds	(14,889)	(6,795)	3,612	(8,657)	-	(1,287)	(25,037)	2,452
Redemptions (notes 2, 3, and 4)	(192,031)	(174,522)	(135,817)	(38,852)	(43,164)	(54,973)	(172,326)	(134,167)
Adjustments to maintain reserves	(63)	(71)	(81)	11	(38)	(14,340)	(45)	(16)

Net equity transactions	(187,222)	(159,385)	(111,566)	(39,392)	(43,202)	(70,600)	(162,155)	(90,645)

Net change in contract owners’ equity	(117,322)	(269,144)	127,968	(580,385)	38,439	(82,132)	25,117	(204,043)
Contract owners’ equity at beginning of period	1,091,528	1,360,672	993,341	1,573,726	457,505	539,637	1,050,678	1,254,721

Contract owners’ equity at end of period	$974,206	1,091,528	1,121,309	993,341	495,944	457,505	1,075,795	1,050,678

CHANGE IN UNITS:
Beginning units	27,493	31,488	45,769	47,324	16,973	18,863	127,127	138,512
Units purchased	859	1,020	1,077	1,271	-	-	4,740	6,520
Units redeemed	(5,595)	(5,015)	(5,686)	(2,826)	(1,316)	(1,890)	(22,672)	(17,905)

Ending units	22,757	27,493	41,160	45,769	15,657	16,973	109,195	127,127

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	TMSF		AREA		ASCGI		OCAF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$15,421	135	3,324	(2,411)	(3,768)	(4,163)	(12,481)	(14,278)
Realized gain (loss) on investments	(90,201)	35,684	(18,417)	14,790	(406)	(161,092)	2,120	(103,423)
Change in unrealized gain (loss) on investments	287,637	(543,067)	36,663	(216,349)	35,050	(19,223)	296,825	(375,982)
Reinvested capital gains	106,390	217,370	4,810	37,680	-	8,624	-	8,061

Net increase (decrease) in contract owners’ equity resulting from operations	319,247	(289,878)	26,380	(166,290)	30,876	(175,854)	286,464	(485,622)

Equity transactions:
Purchase payments received from contract owners (note 4)	89,647	101,022	7,204	14,520	1,027	1,189	3,874	8,085
Transfers between funds	(17,316)	(23,759)	(7,180)	(5,465)	(76)	5,157	4,068	(52,491)
Redemptions (notes 2, 3, and 4)	(409,461)	(312,836)	(35,304)	(70,243)	(961)	(70,314)	(98,642)	(124,810)
Adjustments to maintain reserves	37	103	160	6,485	(36)	(681)	(3)	2,075

Net equity transactions	(337,093)	(235,470)	(35,120)	(54,703)	(46)	(64,649)	(90,703)	(167,141)

Net change in contract owners’ equity	(17,846)	(525,348)	(8,740)	(220,993)	30,830	(240,503)	195,761	(652,763)
Contract owners’ equity at beginning of period	2,834,886	3,360,234	425,914	646,907	273,824	514,327	888,778	1,541,541

Contract owners’ equity at end of period	$2,817,040	2,834,886	417,174	425,914	304,654	273,824	1,084,539	888,778

CHANGE IN UNITS:
Beginning units	91,741	99,594	24,812	27,989	9,709	11,511	42,943	50,498
Units purchased	2,912	3,447	565	1,110	55	207	486	794
Units redeemed	(13,169)	(11,300)	(2,773)	(4,287)	(57)	(2,009)	(4,310)	(8,349)

Ending units	81,484	91,741	22,604	24,812	9,707	9,709	39,119	42,943

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	ODMCGA		OGF		OSI		OVGSS
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(51,707)	(59,227)	(32,120)	(34,027)	12,094	7,313	(54,266)	(59,665)
Realized gain (loss) on investments	19,634	(77,413)	33,712	660,324	(1,247)	(85,557)	(62,383)	(44,752)
Change in unrealized gain (loss) on investments	475,779	(1,540,727)	439,057	(2,143,640)	11,327	26,427	818,285	(2,780,389)
Reinvested capital gains	-	-	267,593	288,370	-	-	489,953	794,742

Net increase (decrease) in contract owners’ equity resulting from operations	443,706	(1,677,367)	708,242	(1,228,973)	22,174	(51,817)	1,191,589	(2,090,064)

Equity transactions:
Purchase payments received from contract owners (note 4)	129,102	175,894	-	-	6,800	6,407	159,883	169,834
Transfers between funds	(27,157)	(33,152)	(17,253)	(30,569)	919	62	(61,951)	(6,973)
Redemptions (notes 2, 3, and 4)	(393,985)	(493,763)	(268,975)	(309,337)	(24,072)	(38,204)	(836,088)	(442,558)
Adjustments to maintain reserves	(33)	(366,002)	(63)	(254)	(47)	2,149	(439)	638

Net equity transactions	(292,073)	(717,023)	(286,291)	(340,160)	(16,400)	(29,586)	(738,595)	(279,059)

Net change in contract owners’ equity	151,633	(2,394,390)	421,951	(1,569,133)	5,774	(81,403)	452,994	(2,369,123)
Contract owners’ equity at beginning of period	4,011,679	6,406,069	2,306,024	3,875,157	318,201	399,604	3,992,867	6,361,990

Contract owners’ equity at end of period	$4,163,312	4,011,679	2,727,975	2,306,024	323,975	318,201	4,445,861	3,992,867

CHANGE IN UNITS:
Beginning units	338,427	367,629	37,666	42,278	16,811	18,375	272,974	292,255
Units purchased	13,442	19,886	-	-	510	629	9,672	13,690
Units redeemed	(36,989)	(49,088)	(3,630)	(4,612)	(1,353)	(2,193)	(53,734)	(32,971)

Ending units	314,880	338,427	34,036	37,666	15,968	16,811	228,912	272,974

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	VKEIA		VKGIA		WRSCGA		JAFRT
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$184	182	3,044	1,982	(2,511)	(3,211)	(182,557)	(210,422)
Realized gain (loss) on investments	(1,542)	(1,486)	(27,934)	(97,058)	(11,281)	(48,145)	482,113	348,642
Change in unrealized gain (loss) on investments	2,267	(3,275)	29,078	(65,730)	27,406	(58,714)	3,282,487	(7,793,664)
Reinvested capital gains	1,369	2,004	77,433	83,454	9,983	10,879	1,401,160	8,222

Net increase (decrease) in contract owners’ equity resulting from operations	2,278	(2,575)	81,621	(77,352)	23,597	(99,191)	4,983,203	(7,647,222)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	508	20,035	10,367	2,285	2,679	310,558	121,789
Transfers between funds	(17,414)	15,879	20,817	(244,404)	(7,116)	(6,294)	(94,147)	(125,542)
Redemptions (notes 2, 3, and 4)	-	(8,726)	(266,494)	(44,023)	(19,138)	(100,733)	(1,598,378)	(1,306,383)
Adjustments to maintain reserves	(20)	186	284	8,545	(14)	(35)	(89)	643

Net equity transactions	(17,434)	7,847	(225,358)	(269,515)	(23,983)	(104,383)	(1,382,056)	(1,309,493)

Net change in contract owners’ equity	(15,156)	5,272	(143,737)	(346,867)	(386)	(203,574)	3,601,147	(8,956,715)
Contract owners’ equity at beginning of period	44,591	39,319	884,663	1,231,530	203,558	407,132	13,564,258	22,520,973

Contract owners’ equity at end of period	$29,435	44,591	740,926	884,663	203,172	203,558	17,165,405	13,564,258

CHANGE IN UNITS:
Beginning units	2,255	1,796	21,762	28,053	18,339	26,232	824,310	896,525
Units purchased	1	917	1,076	267	246	249	19,688	8,102
Units redeemed	(893)	(458)	(6,510)	(6,558)	(2,223)	(8,142)	(87,547)	(80,317)

Ending units	1,363	2,255	16,328	21,762	16,362	18,339	756,451	824,310

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	JBS		JMERC		JOS		JWF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$10,315	(6,990)	(55,917)	(54,018)	(41)	(246)	(7,412)	(7,660)
Realized gain (loss) on investments	12,173	80,599	72,005	39,184	428	8,128	74,086	50,301
Change in unrealized gain (loss) on investments	134,523	(375,499)	1,312,968	(1,727,262)	2,473	(13,546)	201,364	(466,331)
Reinvested capital gains	-	10,023	137,821	8,807	-	-	61,259	46,649

Net increase (decrease) in contract owners’ equity resulting from operations	157,011	(291,867)	1,466,877	(1,733,289)	2,860	(5,664)	329,297	(377,041)

Equity transactions:
Purchase payments received from contract owners (note 4)	6,807	159,433	24,772	30,568	1,269	2,198	-	-
Transfers between funds	47,836	6,907	(25,404)	(14,108)	(1,890)	(13,156)	(12,857)	(7,415)
Redemptions (notes 2, 3, and 4)	(77,806)	(327,747)	(204,880)	(248,693)	(720)	(17,050)	(106,864)	(70,607)
Adjustments to maintain reserves	(25)	(19)	(68)	89	(3)	(2,837)	(20)	19

Net equity transactions	(23,188)	(161,426)	(205,580)	(232,144)	(1,344)	(30,845)	(119,741)	(78,003)

Net change in contract owners’ equity	133,823	(453,293)	1,261,297	(1,965,433)	1,516	(36,509)	209,556	(455,044)
Contract owners’ equity at beginning of period	1,193,803	1,647,096	3,657,471	5,622,904	31,042	67,551	1,375,862	1,830,906

Contract owners’ equity at end of period	$1,327,626	1,193,803	4,918,768	3,657,471	32,558	31,042	1,585,418	1,375,862

CHANGE IN UNITS:
Beginning units	45,802	51,896	236,580	251,188	2,355	4,650	42,283	44,597
Units purchased	1,867	6,205	2,426	1,887	166	315	-	-
Units redeemed	(2,825)	(12,299)	(13,579)	(16,495)	(250)	(2,610)	(3,255)	(2,314)

Ending units	44,844	45,802	225,427	236,580	2,271	2,355	39,028	42,283

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	JWS		LSC		MSI		GVDMA
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(1,483)	(1,862)	(22,354)	(27,524)	20,894	10,742	(41,241)	(40,930)
Realized gain (loss) on investments	2,227	31,105	(43,172)	(69,985)	(4,593)	(90,422)	(127,199)	(57,742)
Change in unrealized gain (loss) on investments	33,725	(78,286)	57,659	(428,382)	21,809	(60,232)	620,285	(1,657,631)
Reinvested capital gains	7,570	5,988	146,861	93,853	-	-	34,328	1,051,809

Net increase (decrease) in contract owners’ equity resulting from operations	42,039	(43,055)	138,994	(432,038)	38,110	(139,912)	486,173	(704,494)

Equity transactions:
Purchase payments received from contract owners (note 4)	2,092	1,860	95,979	99,441	19,344	15,982	249,807	262,152
Transfers between funds	(905)	(20,858)	(82,331)	(16,880)	180,368	(244,750)	(30,682)	(70,412)
Redemptions (notes 2, 3, and 4)	(27,185)	(11,060)	(319,719)	(234,902)	(50,879)	(191,267)	(213,958)	(144,068)
Adjustments to maintain reserves	(21)	(11,072)	(24)	19,846	(22)	1,235	(13)	(92)

Net equity transactions	(26,019)	(41,130)	(306,095)	(132,495)	148,811	(418,800)	5,154	47,580

Net change in contract owners’ equity	16,020	(84,185)	(167,101)	(564,533)	186,921	(558,712)	491,327	(656,914)
Contract owners’ equity at beginning of period	183,001	267,186	1,907,739	2,472,272	634,460	1,193,172	2,967,001	3,623,915

Contract owners’ equity at end of period	$199,021	183,001	1,740,638	1,907,739	821,381	634,460	3,458,328	2,967,001

CHANGE IN UNITS:
Beginning units	6,542	7,552	40,761	44,105	33,066	53,048	129,253	127,336
Units purchased	112	64	2,235	2,447	12,015	954	10,189	10,929
Units redeemed	(947)	(1,074)	(8,685)	(5,791)	(4,713)	(20,936)	(10,012)	(9,012)

Ending units	5,707	6,542	34,311	40,761	40,368	33,066	129,430	129,253

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	GVDMC		GVIDA		GVIDC		GVIDM
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(9,043)	(9,597)	(24,458)	(21,671)	(6,868)	(7,394)	(42,554)	(41,925)
Realized gain (loss) on investments	(27,590)	(16,244)	(48,272)	(10,472)	(4,808)	(14,455)	(151,665)	(62,820)
Change in unrealized gain (loss) on investments	101,842	(218,061)	359,920	(798,499)	45,747	(98,175)	602,221	(1,523,165)
Reinvested capital gains	-	130,496	21,884	450,151	-	40,513	-	975,133

Net increase (decrease) in contract owners’ equity resulting from operations	65,209	(113,406)	309,074	(380,491)	34,071	(79,511)	408,002	(652,777)

Equity transactions:
Purchase payments received from contract owners (note 4)	42,588	49,931	220,280	209,419	20,561	31,159	260,192	306,372
Transfers between funds	(8,511)	1,899	(2,489)	48,210	-	(15,080)	(7,691)	(12,501)
Redemptions (notes 2, 3, and 4)	(121,107)	(33,782)	(114,540)	(80,194)	(61,735)	(61,204)	(269,216)	(196,105)
Adjustments to maintain reserves	(7)	(13,523)	(19)	(69)	(11)	(5,137)	(16)	(27)

Net equity transactions	(87,037)	4,525	103,232	177,366	(41,185)	(50,262)	(16,731)	97,739

Net change in contract owners’ equity	(21,828)	(108,881)	412,306	(203,125)	(7,114)	(129,773)	391,271	(555,038)
Contract owners’ equity at beginning of period	721,513	830,394	1,683,493	1,886,618	533,730	663,503	3,089,911	3,644,949

Contract owners’ equity at end of period	$699,685	721,513	2,095,799	1,683,493	526,616	533,730	3,481,182	3,089,911

CHANGE IN UNITS:
Beginning units	42,766	41,590	68,195	61,184	38,600	41,588	155,961	151,519
Units purchased	2,432	4,582	8,229	10,404	1,456	2,159	12,452	14,621
Units redeemed	(7,429)	(3,406)	(4,376)	(3,393)	(4,338)	(5,147)	(13,163)	(10,179)

Ending units	37,769	42,766	72,048	68,195	35,718	38,600	155,250	155,961

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	IDAS		IDCS		IDMAS		IDMCS
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$1,891	(4,852)	7,037	2,014	14,300	(6,843)	4,976	813
Realized gain (loss) on investments	4,402	(80,615)	(523)	(21,176)	(108,182)	(39,404)	(884)	(12,647)
Change in unrealized gain (loss) on investments	109,677	(131,119)	16,437	(37,442)	384,577	(657,743)	22,095	(53,692)
Reinvested capital gains	40,049	22,664	-	89	102,599	66,735	5,684	4,070

Net increase (decrease) in contract owners’ equity resulting from operations	156,019	(193,922)	22,951	(56,515)	393,294	(637,255)	31,871	(61,456)

Equity transactions:
Purchase payments received from contract owners (note 4)	11,115	16,016	1,782	2,296	72,409	75,048	1,031	3,829
Transfers between funds	(319)	(4,173)	(1,542)	-	(632)	(13,877)	140	(115)
Redemptions (notes 2, 3, and 4)	(77,167)	(274,304)	(19,665)	(53,791)	(516,798)	(281,879)	(71,872)	(33,907)
Adjustments to maintain reserves	(11)	(41,525)	2	(4,489)	(37)	(10)	(53)	(7,737)

Net equity transactions	(66,382)	(303,986)	(19,423)	(55,984)	(445,058)	(220,718)	(70,754)	(37,930)

Net change in contract owners’ equity	89,637	(497,908)	3,528	(112,499)	(51,764)	(857,973)	(38,883)	(99,386)
Contract owners’ equity at beginning of period	866,511	1,364,419	345,694	458,193	2,596,066	3,454,039	359,755	459,141

Contract owners’ equity at end of period	$956,148	866,511	349,222	345,694	2,544,302	2,596,066	320,872	359,755

CHANGE IN UNITS:
Beginning units	39,707	50,395	23,134	26,389	122,095	131,652	20,391	22,075
Units purchased	483	707	118	146	3,230	3,372	67	212
Units redeemed	(3,228)	(11,395)	(1,365)	(3,401)	(22,479)	(12,929)	(3,917)	(1,896)

Ending units	36,962	39,707	21,887	23,134	102,846	122,095	16,541	20,391

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	IDMS		MMF		MMFR		NBF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$14,527	(3,813)	149,694	(2,668)	49,183	(2,245)	19,461	13,548
Realized gain (loss) on investments	(71,008)	(123,980)	-	-	-	-	(6,056)	(169,559)
Change in unrealized gain (loss) on investments	212,651	(409,751)	-	-	-	-	23,896	(45,106)
Reinvested capital gains	55,042	41,391	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	211,212	(496,153)	149,694	(2,668)	49,183	(2,245)	37,301	(201,117)

Equity transactions:
Purchase payments received from contract owners (note 4)	14,112	36,804	205,429	184,942	49,608	69,243	17,298	26,087
Transfers between funds	86	393	653,682	839,666	(70,781)	555,641	6,169	(102,022)
Redemptions (notes 2, 3, and 4)	(571,196)	(662,255)	(888,647)	(794,499)	(445,088)	(266,101)	(112,740)	(156,875)
Adjustments to maintain reserves	(10)	118	(21)	(28)	70	64	31	(673)

Net equity transactions	(557,008)	(624,940)	(29,557)	230,081	(466,191)	358,847	(89,242)	(233,483)

Net change in contract owners’ equity	(345,796)	(1,121,093)	120,137	227,413	(417,008)	356,602	(51,941)	(434,600)
Contract owners’ equity at beginning of period	1,957,952	3,079,045	4,462,320	4,234,907	1,849,166	1,492,564	923,114	1,357,714

Contract owners’ equity at end of period	$1,612,156	1,957,952	4,582,457	4,462,320	1,432,158	1,849,166	871,173	923,114

CHANGE IN UNITS:
Beginning units	101,107	132,570	203,883	193,258	187,169	151,119	18,389	21,221
Units purchased	804	1,965	43,766	73,473	42,966	66,039	338	343
Units redeemed	(29,146)	(33,428)	(44,968)	(62,848)	(89,118)	(29,989)	(1,566)	(3,175)

Ending units	72,765	101,107	202,681	203,883	141,017	187,169	17,161	18,389

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NBIXA		NF		NFA		NGF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$3,049	1,617	(16,964)	(16,621)	(5,177)	(7,859)	516	(584)
Realized gain (loss) on investments	(639)	(44,175)	62,214	259,722	3,711	214,295	11,363	13,385
Change in unrealized gain (loss) on investments	5,596	2,148	475,955	(1,016,878)	123,121	(395,118)	28,002	(78,677)
Reinvested capital gains	-	-	76,068	89,047	16,503	23,381	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	8,006	(40,410)	597,273	(684,730)	138,158	(165,301)	39,881	(65,876)

Equity transactions:
Purchase payments received from contract owners (note 4)	6,100	6,619	58,819	67,967	-	-	-	-
Transfers between funds	(2,329)	(14,311)	(203,244)	(32,290)	(756)	(11,609)	-	(16,371)
Redemptions (notes 2, 3, and 4)	(13,294)	(12,820)	(368,590)	(244,779)	(245,786)	(82,102)	(39,537)	(36,494)
Adjustments to maintain reserves	13	297	123	(31,366)	173	(40,990)	(283)	(1,636)

Net equity transactions	(9,510)	(20,215)	(512,892)	(240,468)	(246,369)	(134,701)	(39,820)	(54,501)

Net change in contract owners’ equity	(1,504)	(60,625)	84,381	(925,198)	(108,211)	(300,002)	61	(120,377)
Contract owners’ equity at beginning of period	219,703	280,328	2,741,215	3,666,413	739,711	1,039,713	195,717	316,094

Contract owners’ equity at end of period	$218,199	219,703	2,825,596	2,741,215	631,500	739,711	195,778	195,717

CHANGE IN UNITS:
Beginning units	14,742	16,033	19,863	23,180	26,715	29,898	1,784	2,023
Units purchased	661	484	624	602	-	-	-	-
Units redeemed	(1,254)	(1,775)	(1,973)	(3,919)	(8,335)	(3,183)	(174)	(239)

Ending units	14,149	14,742	18,514	19,863	18,380	26,715	1,610	1,784

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NGFA		NIIXA		NIPSIS		NIXR
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$766	(3,024)	95	35	31,685	64,229	(10,473)	(14,435)
Realized gain (loss) on investments	3,213	120,143	4	676	(11,550)	12,381	206,682	139,050
Change in unrealized gain (loss) on investments	140,500	(295,934)	569	(1,307)	5,780	(257,873)	841,725	(1,290,766)
Reinvested capital gains	-	-	-	-	-	-	6,247	20,255

Net increase (decrease) in contract owners’ equity resulting from operations	144,479	(178,815)	668	(596)	25,915	(181,263)	1,044,181	(1,145,896)

Equity transactions:
Purchase payments received from contract owners (note 4)	29,526	29,507	-	-	32,093	43,884	245,753	248,541
Transfers between funds	13,034	7,899	-	-	3,483	(16,662)	(228,937)	(79,989)
Redemptions (notes 2, 3, and 4)	(64,171)	(69,152)	-	-	(104,094)	(165,318)	(457,079)	(263,256)
Adjustments to maintain reserves	(27)	(29,821)	(10)	(176)	(36)	(11,550)	(33)	53

Net equity transactions	(21,638)	(61,567)	(10)	(176)	(68,554)	(149,646)	(440,296)	(94,651)

Net change in contract owners’ equity	122,841	(240,382)	658	(772)	(42,639)	(330,909)	603,885	(1,240,547)
Contract owners’ equity at beginning of period	673,724	914,106	4,230	5,002	1,150,589	1,481,498	4,651,740	5,892,287

Contract owners’ equity at end of period	$796,565	673,724	4,888	4,230	1,107,950	1,150,589	5,255,625	4,651,740

CHANGE IN UNITS:
Beginning units	16,197	16,885	284	284	112,643	125,547	157,107	160,449
Units purchased	1,106	1,012	-	-	3,779	9,185	8,778	12,172
Units redeemed	(1,613)	(1,700)	-	-	(10,427)	(22,089)	(22,490)	(15,514)

Ending units	15,690	16,197	284	284	105,995	112,643	143,395	157,107

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NJMMA2		NMCIXA		NSCIXA		NVMIG6
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$90	(69)	(1,551)	(2,867)	(863)	(2,881)	185	(6,122)
Realized gain (loss) on investments	(6)	(549)	(4,774)	(10,205)	1,549	(70,794)	351	(218,475)
Change in unrealized gain (loss) on investments	461	(385)	65,176	(155,727)	60,367	(35,437)	46,357	(33,638)
Reinvested capital gains	-	92	43,058	59,874	211	3,137	-	19,605

Net increase (decrease) in contract owners’ equity resulting from operations	545	(911)	101,909	(108,925)	61,264	(105,975)	46,893	(238,630)

Equity transactions:
Purchase payments received from contract owners (note 4)	2,190	2,025	7,104	8,949	6,224	6,674	22,022	38,123
Transfers between funds	26	-	1,219	(13,910)	7,582	(49,567)	(35,148)	(59,004)
Redemptions (notes 2, 3, and 4)	(34)	(23)	(120,979)	(129,061)	(42,328)	(47,377)	(63,881)	(23,068)
Adjustments to maintain reserves	1	(85)	(66)	(46,208)	47	(31,461)	(11)	(48,556)

Net equity transactions	2,183	1,917	(112,722)	(180,230)	(28,475)	(121,731)	(77,018)	(92,505)

Net change in contract owners’ equity	2,728	1,006	(10,813)	(289,155)	32,789	(227,706)	(30,125)	(331,135)
Contract owners’ equity at beginning of period	6,038	5,032	803,861	1,093,016	431,144	658,850	377,349	708,484

Contract owners’ equity at end of period	$8,766	6,038	793,048	803,861	463,933	431,144	347,224	377,349

CHANGE IN UNITS:
Beginning units	682	471	19,608	22,814	13,938	16,719	31,151	35,753
Units purchased	244	214	372	227	667	679	1,942	3,850
Units redeemed	(3)	(3)	(3,081)	(3,433)	(1,501)	(3,460)	(7,938)	(8,452)

Ending units	923	682	16,899	19,608	13,104	13,938	25,155	31,151

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NVTIV3		NBGF		NBGST		NBGT
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$4,133	5,636	(15,736)	(19,718)	(61,552)	(72,778)	(1,977)	(2,046)
Realized gain (loss) on investments	1,741	(8,311)	27,891	65,698	108,401	108,838	551	367
Change in unrealized gain (loss) on investments	38,969	253	347,740	(600,510)	496,921	(1,988,394)	46,222	(61,433)
Reinvested capital gains	-	-	63,630	78,649	147,565	521,304	8,112	9,711

Net increase (decrease) in contract owners’ equity resulting from operations	44,843	(2,422)	423,525	(475,881)	691,335	(1,431,030)	52,908	(53,401)

Equity transactions:
Purchase payments received from contract owners (note 4)	16,846	16,368	8,000	8,804	64,108	52,652	-	-
Transfers between funds	157	67,618	3,062	6,244	(27,123)	62,421	(833)	422
Redemptions (notes 2, 3, and 4)	(17,463)	(17,387)	(78,351)	(294,819)	(885,282)	(608,731)	(2,279)	(2,824)
Adjustments to maintain reserves	(10)	(7,819)	10	526	753	(730)	(11)	(33)

Net equity transactions	(470)	58,780	(67,279)	(279,245)	(847,544)	(494,388)	(3,123)	(2,435)

Net change in contract owners’ equity	44,373	56,358	356,246	(755,126)	(156,209)	(1,925,418)	49,785	(55,836)
Contract owners’ equity at beginning of period	318,103	261,745	1,263,892	2,019,018	5,230,089	7,155,507	155,484	211,320

Contract owners’ equity at end of period	$362,476	318,103	1,620,138	1,263,892	5,073,880	5,230,089	205,269	155,484

CHANGE IN UNITS:
Beginning units	19,216	14,665	18,161	21,666	69,440	75,663	4,297	4,359
Units purchased	1,578	7,335	442	333	1,086	2,053	21	10
Units redeemed	(1,600)	(2,784)	(1,256)	(3,838)	(11,413)	(8,276)	(88)	(72)

Ending units	19,194	19,216	17,347	18,161	59,113	69,440	4,230	4,297

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NBPT		NBSRT		NLMB		PF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(5)	(2,204)	(8,222)	(9,794)	12,216	5,382	23,951	6,043
Realized gain (loss) on investments	(1,316)	(2,925)	1,995	23,790	(2,755)	(553)	177,936	147,595
Change in unrealized gain (loss) on investments	711	(1,809)	105,437	(268,360)	6,165	(17,693)	(285,436)	(211,866)
Reinvested capital gains	-	-	68,919	67,160	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(610)	(6,938)	168,129	(187,204)	15,626	(12,864)	(83,549)	(58,228)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	1,016	17,518	21,673	6,379	4,810	60,715	44,048
Transfers between funds	23	2,872	(59,087)	(18,856)	145	118,081	(35,613)	114,568
Redemptions (notes 2, 3, and 4)	(12,501)	(268,987)	(63,189)	(87,309)	(18,752)	(2,137)	(344,363)	(357,113)
Adjustments to maintain reserves	(59)	31	23	(10)	(8)	4	1	(48)

Net equity transactions	(12,537)	(265,068)	(104,735)	(84,502)	(12,236)	120,758	(319,260)	(198,545)

Net change in contract owners’ equity	(13,147)	(272,006)	63,394	(271,706)	3,390	107,894	(402,809)	(256,773)
Contract owners’ equity at beginning of period	20,398	292,404	736,012	1,007,718	334,842	226,948	2,711,693	2,968,466

Contract owners’ equity at end of period	$7,251	20,398	799,406	736,012	338,232	334,842	2,308,884	2,711,693

CHANGE IN UNITS:
Beginning units	524	7,326	21,281	23,390	23,446	14,898	26,635	28,427
Units purchased	1	6,035	491	680	450	8,724	1,272	2,381
Units redeemed	(333)	(12,837)	(3,338)	(2,789)	(1,291)	(176)	(4,523)	(4,173)

Ending units	192	524	18,434	21,281	22,605	23,446	23,384	26,635

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	PMTRA		PUGOA		PUIGA		VRTAA
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$19,334	23,579	(2,283)	(1,204)	32	(78)	(64)	(3,489)
Realized gain (loss) on investments	(19,558)	(13,039)	(472)	33,456	20	1	(4,837)	28,930
Change in unrealized gain (loss) on investments	38,840	(178,164)	55,662	(76,628)	879	(983)	82,485	(228,483)
Reinvested capital gains	-	-	1,460	5,867	-	-	3,275	25,090

Net increase (decrease) in contract owners’ equity resulting from operations	38,616	(167,624)	54,367	(38,509)	931	(1,060)	80,859	(177,952)

Equity transactions:
Purchase payments received from contract owners (note 4)	15,316	19,260	391	581	-	-	31,406	41,631
Transfers between funds	(808)	(11,996)	161,716	(8,524)	-	-	2,979	(68,822)
Redemptions (notes 2, 3, and 4)	(107,202)	(34,094)	-	(2,339)	(119)	-	(70,065)	(82,805)
Adjustments to maintain reserves	(13)	(37)	(12)	(243)	(8)	(3)	91	(3,012)

Net equity transactions	(92,707)	(26,867)	162,095	(10,525)	(127)	(3)	(35,589)	(113,008)

Net change in contract owners’ equity	(54,091)	(194,491)	216,462	(49,034)	804	(1,063)	45,270	(290,960)
Contract owners’ equity at beginning of period	894,609	1,089,100	80,759	129,793	5,555	6,618	405,102	696,062

Contract owners’ equity at end of period	$840,518	894,609	297,221	80,759	6,359	5,555	450,372	405,102

CHANGE IN UNITS:
Beginning units	47,699	49,074	3,906	4,318	265	265	35,473	43,044
Units purchased	1,178	1,218	6,519	26	-	-	2,780	3,318
Units redeemed	(5,951)	(2,593)	(362)	(438)	(6)	-	(5,613)	(10,889)

Ending units	42,926	47,699	10,063	3,906	259	265	32,640	35,473

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Variable Account (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on March 3, 1976. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

ABERDEEN FUNDS

Aberdeen Infrastructure Debt Fund - Institutional Service Class (ADGFIS)

Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)

Aberdeen U.S. Small Cap Equity Fund - Class A (PRSCA)

ALLSPRING GLOBAL INVESTMENTS

Allspring Common Stock Fund - Class A (SACSA)

Allspring Growth Fund - Class A (SGRA)

Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)

Allspring Discovery Mid Cap Growth Fund - Class A (WFENAD)

Allspring Large Cap Core Fund - Class A (WFLCCA)

Allspring Large Cap Growth Fund - Class A (WFLGA)

AMERICAN CENTURY INVESTMENTS

American Century Disciplined Core Value Fund - Class A (ACIGA)

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class II (ACVI2)

American Century Short-Term Government Fund: Investor Class (BSTG)

American Century Disciplined Core Value Fund - Investor Class (IGF)

American Century Growth Fund: Investor Class (TCG)

American Century International Growth Fund: Class A (TCIGA)

American Century International Growth Fund: Investor Class (TCIGR)

American Century Ultra(R) Fund: Investor Class (TCUL)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)

BNY Mellon Core Plus Fund - Class A (DMICPA)

BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)

BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)

BNY Mellon S&P 500 Index Fund (DSPI)

BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)

DELAWARE FUNDS BY MACQUARIE

Delaware High-Yield Opportunities Fund: Institutional Class (DWHYOI)

FEDERATED HERMES, INC.

Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)

Federated Hermes Equity Income Fund - Class F Shares (FEQIF)

Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)

Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)

FIDELITY INVESTMENTS

Fidelity Advisor Balanced Fund - Class M (FAB)

Fidelity Advisor Balanced Fund: Class A (FABA)

Fidelity Advisor Equity Growth Fund: Class A (FAEGA)

Fidelity Advisor Equity Income Fund - Class M (FAEI)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

Fidelity Advisor Equity Income Fund: Class A (FAEIA)

Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)

Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)

Fidelity Advisor High Income Advantage Fund - Class M (FAHY)

Fidelity Asset Manager 50% (FAM)

Fidelity Advisor Overseas Fund: Class A (FAOA)

Fidelity Capital & Income Fund (FCI)

Fidelity Equity-Income Fund (FEI)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)*

Fidelity Magellan(R) Fund (FMG)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)

Fidelity Puritan Fund (FPR)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI)

Franklin Small-Mid Cap Growth Fund: Class A (FSCG)

Templeton Foreign Fund - Class A (TFF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)

INVESCO INVESTMENTS

Invesco Real Estate Fund: Class A (AREA)

Invesco Small Cap Growth Fund: Investor Class (ASCGI)

Invesco Capital Appreciation Fund - Class A (OCAF)

Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)

Invesco Global Fund - Class A (OGF)

Invesco Global Strategic Income Fund - Class A (OSI)

Invesco - Invesco V.I. Global Fund: Series II (OVGSS)

Invesco Equity and Income Fund: Class A (VKEIA)

Invesco Growth and Income Fund: Class A (VKGIA)

IVY INVESTMENTS

Delaware Ivy Small Cap Growth Fund - Class A (WRSCGA)

JANUS HENDERSON INVESTORS

Janus Henderson Forty Fund - Class T (JAFRT)

Janus Henderson Balanced Fund: Class S (JBS)

Janus Henderson Research Fund - Class T (JMERC)

Janus Henderson Overseas Fund - Class S (JOS)

Janus Henderson Global Research Fund - Class T (JWF)

Janus Henderson Global Research Fund - Class S (JWS)

LAZARD FUNDS

Lazard Retirement US Small Cap Equity Select Portfolio - Open Shares (LSC)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS Income Fund - Class A (MSI)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)

Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)

Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)

Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)

Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)

Nationwide Government Money Market Fund - Investor Shares (MMF)

Nationwide Government Money Market Fund - Service Class (MMFR)

Nationwide Bond Fund - Institutional Service Class (NBF)

Nationwide Bond Index Fund: Class A (NBIXA)

Nationwide Fund - Institutional Service Class (NF)

Nationwide Fund - Class A (NFA)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

Nationwide International Index Fund: Class A (NIIXA)

Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)

Nationwide S&P 500 Index Fund: Service Class (NIXR)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class II (NJMMA2)

Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)

Nationwide Small Cap Index Fund: Class A (NSCIXA)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class II (NVCCN2)*

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class II (NVCMC2)*

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class II (NVCRB2)*

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)*

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)*

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF)

Neuberger Berman Genesis Fund - Trust Class (NBGST)

Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT)

Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)

Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)

Neuberger Berman - Short Duration Bond Fund - Investor Class (NLMB)

Neuberger Berman Large Cap Value Fund - Investor Class (PF)

PIMCO FUNDS

PIMCO Total Return Fund: Class A (PMTRA)

PUTNAM INVESTMENTS

Putnam Large Cap Growth Fund - Class A (PUGOA)

Putnam International Equity Fund: Class A (PUIGA)

VIRTUS MUTUAL FUNDS

Virtus Tactical Allocation Fund - Class A (VRTAA)

*	At December 31, 2023, contract owners were not invested in this fund.

There were no subaccounts with inception dates for each of the years in the two-year period ended December 31, 2023 and there were no subaccounts with liquidation dates for the one-year period ended December 31, 2023.

There were no subaccount mergers for the one-year period ending December 31, 2023.

For the one-year period ended December 31, 2023, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
ADGFIS	Aberdeen Infrastructure Debt Fund - Institutional Service Class	Aberdeen Global Absolute Return Strategies Fund - Institutional Service Class	8/21/2023
LSC	Lazard Retirement US Small Cap Equity Select Portfolio - Open Shares	Lazard U.S. Small-Mid Cap Equity Portfolio: Open Shares	9/1/2023
PUGOA	Putnam Large Cap Growth Fund - Class A	Putnam Growth Opportunities Fund - Class A	5/1/2023

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2023 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. Maximum variable account charges for contracts offered through the Separate Account range from 1.30% to 2.55%.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 0.70% - 1.30% of the daily value of the allocations to the underlying fund options
Contract Maintenance Charge - assessed through a redemption of units	Up to $30 annually
Contingent Deferred Sales Charge - assessed on the amount of purchase payment surrendered	0.00% - 7.00%
Maximum Contingent Deferred Sales Charge Period	7 years
Maximum Guaranteed Lifetime Withdrawal Fee - assessed annually as a percentage of the benefit base through a reduction in unit values	1.20%
Rider Charges - annualized and assessed through either a reduction in unit value or the redemption of units
Seven Year CDSC Option	0.25%
Five Year CDSC Option	0.10%
Reduced Purchase Payment Option	0.25% - 0.30%
Five-Year Reset Death Benefit Option	0.05%
One-Year Enhanced Death Benefit Option	0.15%
Greater of One-Year or 5% Enhanced Death Benefit Option	0.20%
One-Year Step Up Death Benefit Option	0.10%
Guaranteed Minimum Income Benefit Option 1	0.45%
Guaranteed Minimum Income Benefit Option 2	0.30%
Beneficiary Protector Option	0.40%

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2023 and 2022, total transfers to the Separate Account from the fixed account were $618,215 and $353,251, respectively, and total transfers from the Separate Account to the fixed account were $594,919 and $676,909, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 Investments.

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2023 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ADGFIS	$23,399	$30,626
ADUES	26,186	178,256
PRSCA	27,723	96,217
SACSA	69,472	234,064
SGRA	70,695	24,478
WFAIVD	16,180	73,589
WFENAD	7,389	3,851
WFLCCA	56,566	2,794
WFLGA	490,159	167,459
ACIGA	25,410	138,777
ACVI2	45,248	56,509
BSTG	38,134	258,463
IGF	71,163	453,866
TCG	533,645	907,727
TCIGA	-	6,206
TCIGR	-	11,899
TCUL	857,654	1,096,358
DAF	248,126	358,338
DMICPA	41,068	188,655
DPBOZ	40,938	48,668
DROSC	1,311	3,492
DSPI	1,551,662	2,224,879
DTC	12,991	59,025
DWHYOI	53,691	25,267
FBDF	90,179	113,494
FEQIF	93	100
FHYT	132,179	127,697
FIIF	7,807	35,054
FAB	160,166	148,339
FABA	2,541	10,339
FAEGA	28,939	120,031
FAEI	180,976	297,546
FAEIA	127,860	204,341
FAGO	156,290	755,503
FAGOA	9,442	171,789
FAHY	19,441	117,973
FAM	50,550	104,381
FAOA	7	11
FCI	10,726	3,738
FEI	305,719	575,505
FHIP	-	457
FMG	843,918	806,800
FO2	138,156	337,190
FPR	382,485	809,917

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

FRBSI	47,146	225,942
FSCG	71,423	196,801
TFF	11,749	49,160
TIF2	60,760	203,950
TMSF	240,305	455,623
AREA	21,492	48,638
ASCGI	1,189	4,967
OCAF	59,598	162,778
ODMCGA	98,689	442,435
OGF	267,593	318,348
OSI	24,451	28,709
OVGSS	570,463	872,932
VKEIA	2,022	17,883
VKGIA	128,075	273,238
WRSCGA	12,229	28,725
JAFRT	1,464,716	1,628,079
JBS	79,615	92,463
JMERC	165,779	289,387
JOS	2,502	3,885
JWF	73,119	138,992
JWS	11,447	31,358
LSC	212,693	394,258
MSI	263,423	93,695
GVDMA	219,890	221,636
GVDMC	33,128	129,200
GVIDA	214,539	113,864
GVIDC	17,384	65,426
GVIDM	210,815	270,083
IDAS	61,587	86,018
IDCS	12,572	24,960
IDMAS	210,158	538,282
IDMCS	15,178	75,218
IDMS	99,195	586,623
MMF	935,935	815,777
MMFR	470,209	887,287
NBF	46,608	116,420
NBIXA	14,065	20,539
NF	122,763	576,673
NFA	18,908	254,126
NGF	3,068	42,090
NGFA	50,883	71,728
NIIXA	143	48
NIPSIS	69,906	106,739
NIXR	271,656	716,144
NJMMA2	2,362	91
NMCIXA	62,861	134,011
NSCIXA	21,183	50,356
NVMIG6	25,420	102,241
NVTIV3	31,670	27,998
NBGF	102,326	121,723
NBGST	198,209	960,494
NBGT	9,047	6,025
NBPT	183	12,666
NBSRT	83,334	127,395
NLMB	22,345	22,357
PF	157,970	453,279
PMTRA	45,037	118,398
PUGOA	171,828	10,543
PUIGA	117	204
VRTAA	40,999	73,467

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2023, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2023. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Aberdeen Infrastructure Debt Fund - Institutional Service Class (ADGFIS)
2023	1.30%			28,814	$10.14			$292,166	2.06%	-3.79%
2022	1.30%			29,797	10.54			314,051	0.00%	-11.16%
2021	1.30%			32,637	11.86			387,184	0.11%	-3.64%
2020	1.30%			31,525	12.31			388,115	0.22%	4.99%
2019	1.30%			36,198	11.73			424,472	3.35%	5.87%
Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)
2023	1.30%			35,289	32.35			1,141,614	0.29%	13.69%
2022	1.30%			40,002	28.45			1,138,236	0.00%	-27.51%
2021	1.30%			42,041	39.25			1,650,220	0.00%	23.42%
2020	1.30%			48,017	31.80			1,527,120	0.00%	24.16%
2019	1.30%			57,439	25.62			1,471,309	0.25%	35.14%
Aberdeen U.S. Small Cap Equity Fund - Class A (PRSCA)
2023	0.95%	to	1.50%	16,571	61.42	to	53.84	1,110,859	0.00%	9.96%	to	9.36%
2022	0.95%	to	1.50%	17,462	55.86	to	49.23	1,062,084	0.00%	-26.86%	to	-27.27%
2021	0.95%	to	1.50%	20,996	76.37	to	67.69	1,757,129	0.00%	29.38%	to	28.66%
2020	0.95%	to	1.50%	24,320	59.03	to	52.61	1,592,010	0.00%	25.74%	to	25.05%
2019	0.95%	to	1.50%	26,748	46.94	to	42.07	1,389,822	0.00%	23.53%	to	22.84%
Allspring Common Stock Fund - Class A (SACSA)
2023	0.95%	to	1.90%	76,896	18.49	to	17.09	1,385,858	0.00%	14.77%	to	13.67%
2022	0.95%	to	1.90%	88,981	16.11	to	15.04	1,401,295	0.00%	-18.33%	to	-19.12%
2021	0.95%	to	1.90%	101,165	19.73	to	18.59	1,957,054	0.00%	20.42%	to	19.27%
2020	0.95%	to	1.90%	108,334	16.38	to	15.59	1,746,013	0.00%	14.26%	to	13.17%
2019	0.95%	to	1.90%	134,988	14.34	to	13.77	1,908,830	0.01%	25.99%	to	24.78%
Allspring Growth Fund - Class A (SGRA)
2023	0.95%	to	1.45%	29,019	22.94	to	22.01	656,382	0.00%	32.27%	to	31.61%
2022	0.95%	to	1.45%	29,745	17.34	to	16.73	509,191	0.00%	-37.72%	to	-38.04%
2021	0.95%	to	1.45%	33,490	27.85	to	26.99	921,153	0.00%	6.39%	to	5.85%
2020	0.95%	to	1.45%	36,039	26.18	to	25.50	932,969	0.00%	47.50%	to	46.75%
2019	0.95%	to	1.50%	41,316	17.75	to	17.34	726,397	0.00%	35.79%	to	35.03%
Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)
2023	1.30%			23,083	24.09			555,988	0.93%	12.26%
2022	1.30%			26,054	21.46			558,994	1.04%	-7.60%
2021	1.30%			28,341	23.22			658,078	0.85%	22.36%
2020	1.30%			30,225	18.98			573,587	1.36%	-0.09%
2019	1.30%			33,125	18.99			629,180	1.05%	30.84%
Allspring Discovery Mid Cap Growth Fund - Class A (WFENAD)
2023	1.10%	to	1.50%	8,460	18.88	to	18.27	155,736	0.00%	22.60%	to	22.11%
2022	1.10%	to	1.50%	8,343	15.40	to	14.96	125,646	0.00%	-42.56%	to	-42.79%
2021	1.10%	to	1.50%	8,340	26.82	to	26.15	219,555	0.00%	1.95%	to	1.54%
2020	1.10%	to	1.50%	8,159	26.30	to	25.76	211,322	0.00%	56.58%	to	55.95%
2019	1.10%	to	1.50%	6,079	16.80	to	16.52	100,888	0.00%	39.12%	to	38.55%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Allspring Large Cap Core Fund - Class A (WFLCCA)
2023	0.95%	to	1.45%	7,594	21.38	to	20.52	157,777	0.84%	23.48%	to	22.86%
2022	0.95%	to	1.45%	5,346	17.32	to	16.70	90,426	0.80%	-14.97%	to	-15.40%
2021	0.95%	to	1.45%	5,200	20.37	to	19.74	103,796	0.25%	29.74%	to	29.08%
2020	0.95%	to	1.45%	7,430	15.70	to	15.29	114,815	1.06%	7.05%	to	6.51%
2019	0.95%	to	1.45%	8,525	14.66	to	14.36	123,417	1.73%	26.42%	to	25.78%
Allspring Large Cap Growth Fund - Class A (WFLGA)
2023	1.30%			113,735	22.75			2,587,766	0.00%	38.59%
2022	1.30%			117,758	16.42			1,933,225	0.00%	-31.87%
2021	1.30%			121,165	24.10			2,919,601	0.00%	14.13%
2020	1.30%			149,538	21.11			3,157,170	0.00%	30.44%
2019	1.30%			152,808	16.19			2,473,272	0.00%	30.98%
American Century Disciplined Core Value Fund - Class A (ACIGA)
2023	0.95%	to	1.90%	48,256	27.81	to	22.14	1,268,502	1.38%	7.13%	to	6.11%
2022	0.95%	to	1.90%	52,754	25.96	to	20.86	1,298,399	1.47%	-13.65%	to	-14.48%
2021	0.95%	to	1.90%	62,665	30.06	to	24.40	1,783,896	0.81%	22.21%	to	21.04%
2020	0.95%	to	1.90%	64,070	24.60	to	20.16	1,495,976	1.68%	10.54%	to	9.48%
2019	0.95%	to	1.90%	65,158	22.25	to	18.41	1,380,115	1.82%	22.54%	to	21.37%
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class II (ACVI2)
2023	0.95%	to	1.65%	92,269	13.28	to	12.48	1,188,643	1.24%	11.36%	to	10.58%
2022	0.95%	to	1.65%	93,128	11.92	to	11.29	1,080,985	1.30%	-25.57%	to	-26.10%
2021	0.95%	to	1.65%	97,547	16.02	to	15.28	1,526,678	0.01%	7.57%	to	6.81%
2020	0.95%	to	1.65%	95,299	14.89	to	14.30	1,391,359	0.38%	24.46%	to	23.58%
2019	0.95%	to	1.65%	96,842	11.96	to	11.57	1,140,160	0.73%	26.92%	to	26.03%
American Century Short-Term Government Fund: Investor Class (BSTG)
2023	0.95%	to	1.90%	32,527	13.22	to	10.52	637,690	3.81%	2.70%	to	1.72%
2022	0.95%	to	1.90%	46,406	12.87	to	10.35	858,851	1.48%	-4.87%	to	-5.78%
2021	0.95%	to	1.90%	47,502	13.53	to	10.98	900,523	0.37%	-1.04%	to	-1.99%
2020	0.95%	to	1.90%	52,758	13.67	to	11.20	983,375	0.71%	2.37%	to	1.38%
2019	0.95%	to	1.90%	56,103	13.36	to	11.05	1,022,212	1.82%	1.94%	to	0.96%
American Century Disciplined Core Value Fund - Investor Class (IGF)
2023	1.30%			52,846	55.10			2,911,834	1.61%	7.03%
2022	1.30%			60,415	51.48			3,110,201	1.76%	-13.74%
2021	1.30%			66,281	59.68			3,955,683	1.05%	22.10%
2020	1.30%			68,880	48.88			3,366,863	1.91%	10.43%
2019	1.30%			75,949	44.26			3,361,848	2.05%	22.37%
American Century Growth Fund: Investor Class (TCG)
2023	0.95%	to	1.50%	40,134	36.56	to	32.05	6,409,015	0.00%	41.92%	to	41.13%
2022	0.95%	to	1.50%	43,548	25.76	to	22.71	5,054,969	0.00%	-32.08%	to	-32.46%
2021	0.95%	to	1.50%	48,989	37.93	to	33.62	8,035,343	0.00%	26.28%	to	25.58%
2020	0.95%	to	1.50%	52,292	30.04	to	26.77	7,348,924	0.14%	33.93%	to	33.18%
2019	0.95%	to	1.50%	76,342	22.43	to	20.10	6,228,712	0.26%	34.11%	to	33.37%
American Century International Growth Fund: Class A (TCIGA)
2023	1.10%	to	1.50%	2,934	14.57	to	13.24	40,668	0.00%	10.83%	to	10.39%
2022	1.10%	to	1.50%	3,331	13.15	to	11.99	41,870	0.54%	-26.02%	to	-26.32%
2021	1.10%	to	1.50%	3,522	17.77	to	16.28	60,029	0.39%	6.96%	to	6.53%
2020	1.10%	to	1.50%	3,543	16.62	to	15.28	56,555	0.00%	23.90%	to	23.40%
2019	1.10%	to	1.50%	3,941	13.41	to	12.38	50,729	0.00%	26.67%	to	26.16%
American Century International Growth Fund: Investor Class (TCIGR)
2023	1.30%			6,549	42.50			278,346	0.00%	10.86%
2022	1.30%			6,766	38.34			259,417	0.61%	-25.96%
2021	1.30%			7,055	51.79			365,350	0.62%	7.00%
2020	1.30%			7,395	48.40			357,909	0.02%	23.96%
2019	1.30%			7,942	39.04			310,076	0.08%	26.70%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
American Century Ultra(R) Fund: Investor Class (TCUL)
2023	0.95%	to	1.65%	115,901	40.00	to	33.82	9,533,133	0.00%	41.95%	to	40.95%
2022	0.95%	to	1.65%	123,937	28.18	to	23.99	7,323,054	0.00%	-33.10%	to	-33.58%
2021	0.95%	to	1.65%	133,846	42.12	to	36.12	11,822,688	0.00%	22.04%	to	21.18%
2020	0.95%	to	1.65%	153,239	34.51	to	29.81	11,002,720	0.00%	48.35%	to	47.31%
2019	0.95%	to	1.65%	188,556	23.26	to	20.23	8,803,898	0.00%	33.32%	to	32.38%
BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)
2023	0.95%	to	1.90%	63,113	37.60	to	29.93	2,596,337	0.65%	20.26%	to	19.11%
2022	0.95%	to	1.90%	70,940	31.27	to	25.13	2,410,809	0.53%	-18.72%	to	-19.50%
2021	0.95%	to	1.90%	83,819	38.47	to	31.22	3,578,977	0.35%	25.82%	to	24.61%
2020	0.95%	to	1.90%	87,442	30.57	to	25.05	2,980,573	0.67%	22.83%	to	21.65%
2019	0.95%	to	1.90%	93,055	24.89	to	20.59	2,599,160	1.01%	33.86%	to	32.58%
BNY Mellon Core Plus Fund - Class A (DMICPA)
2023	1.30%			64,239	10.49			673,653	3.70%	5.38%
2022	1.30%			80,376	9.95			799,845	2.80%	-14.79%
2021	1.30%			100,974	11.68			1,179,198	2.16%	-2.14%
2020	1.30%			106,789	11.93			1,274,348	2.25%	7.95%
2019	1.30%			92,385	11.05			1,021,273	2.89%	9.43%
BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)
2023	0.95%	to	1.60%	23,265	24.76	to	21.84	536,979	1.52%	16.46%	to	15.69%
2022	0.95%	to	1.60%	24,660	21.26	to	18.88	491,030	1.16%	-16.61%	to	-17.15%
2021	0.95%	to	1.60%	25,559	25.49	to	22.79	612,699	0.40%	13.75%	to	13.01%
2020	0.95%	to	1.60%	25,798	22.41	to	20.16	545,329	0.88%	9.51%	to	8.80%
2019	0.95%	to	1.60%	29,000	20.46	to	18.53	562,067	1.43%	19.05%	to	18.27%
BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)
2023	0.95%	to	1.50%	1,839	29.33	to	27.42	50,899	0.39%	7.98%	to	7.38%
2022	0.95%	to	1.50%	1,920	27.16	to	25.54	49,517	0.00%	-18.30%	to	-18.75%
2021	0.95%	to	1.50%	1,925	33.24	to	31.43	61,054	0.00%	14.92%	to	14.28%
2020	0.95%	to	1.50%	1,949	28.93	to	27.50	54,046	0.21%	17.85%	to	17.20%
2019	0.95%	to	1.50%	2,712	24.55	to	23.47	64,379	0.17%	19.96%	to	19.30%
BNY Mellon S&P 500 Index Fund (DSPI)
2023	1.30%			132,300	114.41			15,136,606	1.17%	24.06%
2022	1.30%			147,486	92.23			13,602,068	1.16%	-19.59%
2021	1.30%			153,460	114.70			17,601,597	0.94%	26.42%
2020	1.30%			160,456	90.73			14,558,334	1.41%	16.24%
2019	1.30%			184,395	78.05			14,392,848	1.59%	29.17%
BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)
2023	0.95%	to	1.45%	6,718	24.48	to	21.72	339,086	0.72%	22.83%	to	22.21%
2022	0.95%	to	1.45%	8,652	19.93	to	17.77	325,050	0.52%	-23.66%	to	-24.04%
2021	0.95%	to	1.45%	9,252	26.11	to	23.39	443,085	0.54%	25.45%	to	24.82%
2020	0.95%	to	1.45%	12,325	20.81	to	18.74	459,298	0.83%	23.04%	to	22.42%
2019	0.95%	to	1.45%	13,266	16.91	to	15.31	430,399	1.25%	32.73%	to	32.06%
Delaware High-Yield Opportunities Fund: Institutional Class (DWHYOI)
2023	1.30%			17,703	24.57			435,039	6.76%	11.70%
2022	1.30%			17,425	22.00			383,354	5.77%	-11.81%
2021	1.30%			30,908	24.95			771,011	4.93%	3.98%
2020	1.30%			30,650	23.99			735,339	5.55%	5.85%
2019	1.30%			35,104	22.67			795,652	5.67%	14.66%
Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)
2023	0.95%	to	2.05%	40,706	25.70	to	19.73	1,039,822	3.55%	6.70%	to	5.51%
2022	0.95%	to	2.05%	42,483	24.08	to	18.70	1,022,825	3.40%	-15.44%	to	-16.38%
2021	0.95%	to	2.05%	55,144	28.48	to	22.36	1,581,069	3.13%	-1.02%	to	-2.12%
2020	0.95%	to	2.05%	58,988	28.78	to	22.85	1,709,016	3.27%	7.79%	to	6.60%
2019	0.95%	to	2.05%	64,676	26.70	to	21.43	1,748,450	3.70%	12.77%	to	11.52%
Federated Hermes Equity Income Fund - Class F Shares (FEQIF)
2023	1.20%			431	20.83			8,989	0.88%	7.50%
2022	1.20%			431	19.38			8,352	0.94%	-9.34%
2021	1.20%			626	21.38			13,381	0.66%	19.17%
2020	1.20%			626	17.94			11,228	1.07%	4.83%
2019	1.20%			626	17.11			10,710	1.90%	19.55%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)
2023	0.95%	to	1.90%	50,638	32.54	to	25.90	1,485,363	5.66%	12.11%	to	11.04%
2022	0.95%	to	1.90%	52,812	29.02	to	23.33	1,385,745	5.02%	-13.08%	to	-13.91%
2021	0.95%	to	1.90%	55,674	33.39	to	27.10	1,688,341	4.15%	6.79%	to	5.77%
2020	0.95%	to	1.90%	58,480	31.27	to	25.62	1,667,768	5.00%	5.67%	to	4.66%
2019	0.95%	to	1.90%	67,741	29.59	to	24.48	1,833,647	4.98%	14.19%	to	13.10%
Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)
2023	0.95%	to	1.90%	9,519	19.42	to	15.52	169,587	3.44%	5.01%	to	4.00%
2022	0.95%	to	1.90%	11,258	18.49	to	14.93	192,700	2.21%	-10.58%	to	-11.43%
2021	0.95%	to	1.90%	12,993	20.68	to	16.85	249,777	1.73%	-2.43%	to	-3.37%
2020	0.95%	to	1.90%	12,663	21.20	to	17.44	250,284	2.28%	6.37%	to	5.35%
2019	0.95%	to	1.90%	13,257	19.93	to	16.55	246,759	2.71%	8.39%	to	7.35%
Fidelity Advisor Balanced Fund - Class M (FAB)
2023	1.30%			36,488	44.06			1,607,610	1.24%	19.41%
2022	1.30%			36,135	36.90			1,333,285	0.74%	-19.73%
2021	1.30%			29,158	45.97			1,340,374	0.23%	16.07%
2020	1.30%			27,476	39.60			1,088,186	0.80%	20.23%
2019	1.30%			27,667	32.94			911,360	1.11%	21.79%
Fidelity Advisor Balanced Fund: Class A (FABA)
2023	1.05%	to	1.45%	5,376	32.66	to	29.67	169,485	1.50%	19.94%	to	19.46%
2022	0.95%	to	1.45%	5,666	27.86	to	24.84	149,198	0.99%	-19.23%	to	-19.64%
2021	0.95%	to	1.45%	6,200	34.49	to	30.91	202,720	0.50%	16.78%	to	16.19%
2020	0.95%	to	1.45%	6,303	29.53	to	26.60	177,024	1.07%	20.95%	to	20.34%
2019	0.95%	to	1.45%	6,361	24.42	to	22.10	148,093	1.39%	22.58%	to	21.96%
Fidelity Advisor Equity Growth Fund: Class A (FAEGA)
2023	0.95%	to	1.65%	42,035	38.39	to	32.56	1,519,368	0.00%	33.96%	to	33.02%
2022	0.95%	to	1.65%	44,588	28.66	to	24.48	1,205,875	0.00%	-25.38%	to	-25.90%
2021	0.95%	to	1.65%	44,029	38.41	to	33.03	1,597,761	0.00%	21.56%	to	20.70%
2020	0.95%	to	1.65%	46,729	31.59	to	27.37	1,399,944	0.00%	42.06%	to	41.06%
2019	0.95%	to	1.65%	48,026	22.24	to	19.40	1,016,248	0.00%	32.41%	to	31.48%
Fidelity Advisor Equity Income Fund - Class M (FAEI)
2023	1.30%			25,865	51.83			1,340,538	2.04%	9.45%
2022	1.30%			29,341	47.36			1,389,449	1.59%	-2.86%
2021	1.30%			28,119	48.75			1,370,748	1.47%	20.17%
2020	1.30%			33,344	40.57			1,352,666	2.15%	-0.33%
2019	1.30%			35,561	40.70			1,447,376	2.12%	25.21%
Fidelity Advisor Equity Income Fund: Class A (FAEIA)
2023	0.95%	to	1.90%	40,934	36.46	to	29.03	1,387,901	2.36%	10.11%	to	9.06%
2022	0.95%	to	1.90%	45,161	33.11	to	26.61	1,387,951	1.88%	-2.30%	to	-3.23%
2021	0.95%	to	1.90%	46,753	33.89	to	27.50	1,471,594	1.82%	20.90%	to	19.74%
2020	0.95%	to	1.90%	50,072	28.03	to	22.97	1,308,186	2.47%	0.26%	to	-0.70%
2019	0.95%	to	1.90%	52,922	27.96	to	23.13	1,382,899	2.36%	25.97%	to	24.76%
Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)
2023	1.30%			57,568	79.92			4,600,674	0.00%	42.93%
2022	1.30%			66,096	55.91			3,695,743	0.00%	-39.36%
2021	1.30%			68,885	92.21			6,351,580	0.00%	9.70%
2020	1.30%			82,936	84.06			6,971,213	0.00%	66.01%
2019	1.30%			84,646	50.63			4,285,861	0.00%	38.13%
Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)
2023	0.95%	to	1.50%	25,595	49.84	to	43.69	1,193,925	0.00%	43.77%	to	42.97%
2022	0.95%	to	1.50%	29,421	34.66	to	30.55	956,638	0.00%	-38.99%	to	-39.33%
2021	0.95%	to	1.50%	32,210	56.82	to	50.36	1,716,999	0.00%	10.34%	to	9.73%
2020	0.95%	to	1.50%	37,492	51.49	to	45.89	1,817,797	0.00%	67.01%	to	66.08%
2019	0.95%	to	1.50%	37,434	30.83	to	27.63	1,092,051	0.00%	38.93%	to	38.16%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Advisor High Income Advantage Fund - Class M (FAHY)
2023	1.10%	to	1.90%	8,502	36.97	to	30.51	385,119	5.06%	11.27%	to	10.38%
2022	1.10%	to	1.90%	11,178	33.23	to	27.64	455,622	4.12%	-11.47%	to	-12.18%
2021	1.10%	to	1.90%	11,331	37.53	to	31.47	522,788	2.97%	10.02%	to	9.13%
2020	0.95%	to	1.90%	13,949	35.20	to	28.84	563,680	3.83%	7.61%	to	6.58%
2019	0.95%	to	1.90%	14,074	32.71	to	27.06	530,944	4.34%	16.30%	to	15.19%
Fidelity Asset Manager 50% (FAM)
2023	1.30%			21,653	44.48			963,002	2.25%	11.63%
2022	1.30%			23,125	39.84			921,367	2.10%	-16.07%
2021	1.30%			25,365	47.47			1,204,105	1.49%	8.43%
2020	1.30%			27,960	43.78			1,224,154	1.35%	13.23%
2019	1.30%			30,938	38.67			1,196,281	1.83%	16.72%
Fidelity Advisor Overseas Fund: Class A (FAOA)
2023	1.25%	to	1.45%	54	18.57	to	17.71	980	0.80%	18.51%	to	18.27%
2022	1.25%	to	1.45%	54	15.67	to	14.98	829	0.37%	-25.55%	to	-25.70%
2021	1.25%	to	1.50%	56	21.04	to	19.94	1,154	0.00%	17.44%	to	17.14%
2020	1.25%	to	1.50%	56	17.92	to	17.02	983	0.00%	13.27%	to	12.99%
2019	1.25%	to	1.50%	56	15.82	to	15.06	869	1.47%	25.79%	to	25.47%
Fidelity Capital & Income Fund (FCI)
2023	1.30%			1,012	204.34			206,704	5.50%	11.52%
2022	1.30%			1,018	183.22			186,521	4.48%	-11.64%
2021	1.30%			1,072	207.36			222,286	3.40%	10.20%
2020	1.30%			1,216	188.16			228,808	4.15%	8.81%
2019	1.30%			1,226	172.93			212,017	4.39%	17.39%
Fidelity Equity-Income Fund (FEI)
2023	1.30%			17,336	273.27			4,737,452	1.84%	9.16%
2022	1.30%			18,937	250.33			4,740,480	1.83%	-6.31%
2021	1.30%			21,208	267.17			5,666,240	1.54%	22.77%
2020	1.30%			25,056	217.63			5,452,937	1.68%	5.39%
2019	1.30%			26,064	206.49			5,382,040	1.89%	26.24%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
2022	1.30%			10	42.84			428	3.10%	-12.52%
2021	1.30%			24	48.97			1,175	4.61%	3.05%
2020	1.30%			38	47.52			1,806	4.44%	1.41%
2019	1.30%			55	46.86			2,577	4.72%	13.61%
Fidelity Magellan(R) Fund (FMG)
2023	1.30%			72,549	100.73			7,307,479	0.45%	29.25%
2022	1.30%			80,299	77.93			6,257,645	0.24%	-28.10%
2021	1.30%			85,966	108.38			9,317,174	0.00%	25.33%
2020	1.30%			93,663	86.48			8,099,517	0.00%	26.67%
2019	1.30%			101,880	68.27			6,955,133	0.45%	29.46%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)
2023	0.95%	to	1.65%	116,130	14.46	to	13.59	1,628,701	0.80%	19.08%	to	18.24%
2022	0.95%	to	1.65%	131,376	12.14	to	11.50	1,552,718	0.84%	-25.40%	to	-25.92%
2021	0.95%	to	1.65%	140,692	16.27	to	15.52	2,236,690	0.33%	18.26%	to	17.42%
2020	0.95%	to	1.65%	160,474	13.76	to	13.22	2,165,171	0.22%	14.24%	to	13.43%
2019	0.95%	to	1.65%	163,313	12.05	to	11.65	1,935,601	1.48%	26.29%	to	25.40%
Fidelity Puritan Fund (FPR)
2023	1.30%			64,862	92.83			6,021,344	1.78%	18.66%
2022	1.30%			72,883	78.23			5,701,997	1.41%	-18.31%
2021	1.30%			81,751	95.77			7,829,354	0.96%	17.39%
2020	1.30%			96,892	81.58			7,904,669	1.19%	19.00%
2019	1.30%			101,414	68.56			6,952,860	1.58%	19.68%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI)
2023	0.95%	to	1.65%	22,757	46.41	to	39.36	974,206	1.12%	8.00%	to	7.24%
2022	0.95%	to	1.65%	27,493	42.97	to	36.70	1,091,528	0.94%	-7.64%	to	-8.29%
2021	0.95%	to	1.65%	31,488	46.53	to	40.02	1,360,672	1.16%	26.47%	to	25.58%
2020	0.95%	to	1.65%	32,113	36.79	to	31.87	1,103,159	4.03%	-3.39%	to	-4.07%
2019	0.95%	to	1.65%	35,356	38.08	to	33.22	1,260,997	1.53%	23.30%	to	22.43%
Franklin Small-Mid Cap Growth Fund: Class A (FSCG)
2023	0.95%	to	1.80%	41,160	29.72	to	24.23	1,121,309	0.00%	26.00%	to	24.92%
2022	0.95%	to	1.80%	45,769	23.58	to	19.40	993,341	0.00%	-34.34%	to	-34.91%
2021	0.95%	to	1.80%	47,324	35.92	to	29.80	1,573,726	0.00%	8.86%	to	7.93%
2020	0.95%	to	1.80%	53,598	33.00	to	27.61	1,648,650	0.00%	54.48%	to	53.15%
2019	0.95%	to	1.80%	54,476	21.36	to	18.03	1,089,786	0.00%	30.56%	to	29.44%
Templeton Foreign Fund - Class A (TFF)
2023	0.95%	to	1.50%	15,657	24.50	to	21.47	495,944	2.46%	18.82%	to	18.16%
2022	0.95%	to	1.50%	16,973	20.62	to	18.17	457,505	1.18%	-4.50%	to	-5.03%
2021	0.95%	to	1.50%	18,863	21.59	to	19.13	539,637	3.59%	4.07%	to	3.49%
2020	0.95%	to	1.50%	21,065	20.74	to	18.49	581,758	1.47%	-1.43%	to	-1.98%
2019	0.95%	to	1.65%	22,304	21.05	to	18.31	623,596	3.15%	11.39%	to	10.61%
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)
2023	0.95%	to	1.65%	109,195	10.18	to	9.51	1,075,795	3.11%	19.61%	to	18.77%
2022	0.95%	to	1.65%	127,127	8.51	to	8.00	1,050,678	3.10%	-8.48%	to	-9.13%
2021	0.95%	to	1.65%	138,512	9.30	to	8.81	1,254,721	1.86%	3.17%	to	2.44%
2020	0.95%	to	1.65%	144,176	9.01	to	8.60	1,270,667	3.37%	-2.10%	to	-2.79%
2019	0.95%	to	1.65%	142,048	9.21	to	8.84	1,283,217	1.71%	11.46%	to	10.67%
Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)
2023	0.95%	to	1.90%	81,484	34.80	to	27.70	2,815,889	1.83%	12.56%	to	11.49%
2022	0.95%	to	1.90%	91,741	30.92	to	24.85	2,833,876	1.27%	-8.23%	to	-9.11%
2021	0.95%	to	1.90%	99,594	33.69	to	27.34	3,359,199	3.02%	17.94%	to	16.81%
2020	0.95%	to	1.90%	102,684	28.56	to	23.41	2,948,122	1.96%	-5.50%	to	-6.41%
2019	0.95%	to	1.90%	111,140	30.23	to	25.01	3,390,590	2.33%	21.70%	to	20.53%
Invesco Real Estate Fund: Class A (AREA)
2023	0.95%	to	1.65%	22,604	19.16	to	17.52	416,083	2.09%	7.72%	to	6.96%
2022	0.95%	to	1.65%	24,812	17.79	to	16.38	424,957	0.81%	-25.52%	to	-26.04%
2021	0.95%	to	1.90%	27,989	23.88	to	21.56	645,691	0.96%	39.65%	to	38.31%
2020	0.95%	to	1.90%	28,184	17.10	to	15.59	467,396	1.51%	-11.62%	to	-12.47%
2019	0.95%	to	1.90%	32,033	19.35	to	17.81	601,965	1.55%	26.56%	to	25.35%
Invesco Small Cap Growth Fund: Investor Class (ASCGI)
2023	0.95%	to	1.65%	9,707	33.55	to	29.59	304,654	0.00%	11.69%	to	10.90%
2022	0.95%	to	1.65%	9,709	30.04	to	26.68	273,824	0.00%	-36.20%	to	-36.65%
2021	0.95%	to	1.65%	11,511	47.09	to	42.11	514,327	0.00%	6.41%	to	5.65%
2020	0.95%	to	1.65%	13,365	44.25	to	39.86	566,140	0.00%	55.62%	to	54.52%
2019	0.95%	to	1.65%	12,428	28.44	to	25.80	340,606	0.00%	23.16%	to	22.29%
Invesco Capital Appreciation Fund - Class A (OCAF)
2023	0.95%	to	1.80%	39,119	29.76	to	24.36	1,084,539	0.00%	34.23%	to	33.08%
2022	0.95%	to	1.80%	42,943	22.17	to	18.30	888,778	0.00%	-31.75%	to	-32.34%
2021	0.95%	to	1.80%	50,498	32.49	to	27.05	1,541,541	0.00%	21.18%	to	20.14%
2020	0.95%	to	1.80%	52,854	26.81	to	22.52	1,337,687	0.00%	34.99%	to	33.83%
2019	0.95%	to	1.80%	56,766	19.86	to	16.82	1,066,303	0.00%	34.77%	to	33.61%
Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)
2023	0.95%	to	1.65%	314,880	13.38	to	13.03	4,163,312	0.00%	11.89%	to	11.10%
2022	0.95%	to	1.65%	338,427	11.96	to	11.73	4,011,679	0.00%	-31.75%	to	-32.23%
2021	0.95%	to	1.65%	367,629	17.52	to	17.31	6,406,069	0.00%	17.74%	to	16.90%
2020	0.95%	to	1.65%	392,234	14.88	to	14.81	5,823,868	0.00%	48.81%	to	48.07%	****

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Invesco Global Fund - Class A (OGF)
2023	0.95%	to	1.65%	34,036	36.78	to	31.10	2,727,975	0.00%	32.76%	to	31.83%
2022	0.95%	to	1.65%	37,666	27.70	to	23.59	2,306,024	0.00%	-32.79%	to	-33.26%
2021	0.95%	to	1.90%	42,278	41.22	to	33.45	3,875,157	0.00%	14.27%	to	13.17%
2020	0.95%	to	1.90%	46,612	36.07	to	29.56	3,866,634	0.00%	26.41%	to	25.20%
2019	0.95%	to	1.90%	51,109	28.54	to	23.61	3,438,951	0.56%	30.32%	to	29.07%
Invesco Global Strategic Income Fund - Class A (OSI)
2023	0.95%	to	1.60%	15,968	21.83	to	18.74	323,975	5.08%	7.62%	to	6.91%
2022	0.95%	to	1.60%	16,811	20.29	to	17.53	318,201	3.44%	-12.63%	to	-13.20%
2021	0.95%	to	1.60%	18,375	23.22	to	20.19	399,604	1.26%	-4.16%	to	-4.79%
2020	0.95%	to	1.60%	17,926	24.23	to	21.21	408,562	2.89%	2.52%	to	1.85%
2019	0.95%	to	1.60%	17,971	23.63	to	20.82	401,216	4.66%	9.51%	to	8.79%
Invesco - Invesco V.I. Global Fund: Series II (OVGSS)
2023	0.95%	to	1.90%	228,912	20.04	to	18.26	4,440,735	0.00%	33.17%	to	31.90%
2022	0.95%	to	1.90%	272,974	15.05	to	13.84	3,988,370	0.00%	-32.58%	to	-33.23%
2021	0.95%	to	1.90%	292,255	22.32	to	20.73	6,355,161	0.00%	14.08%	to	12.98%
2020	0.95%	to	1.90%	313,190	19.56	to	18.35	5,991,654	0.44%	26.13%	to	24.92%
2019	0.95%	to	1.90%	343,476	15.51	to	14.69	5,226,727	0.64%	30.21%	to	28.96%
Invesco Equity and Income Fund: Class A (VKEIA)
2023	1.10%	to	2.05%	1,363	22.30	to	19.74	29,435	1.91%	8.78%	to	7.74%
2022	1.10%	to	2.05%	2,255	20.49	to	18.32	44,591	1.88%	-8.73%	to	-9.60%
2021	1.10%	to	2.05%	1,796	22.45	to	20.27	39,319	1.23%	16.72%	to	15.60%
2020	1.10%	to	2.05%	2,163	19.24	to	17.53	40,750	1.83%	8.76%	to	7.72%
2019	1.10%	to	2.05%	2,311	17.69	to	16.28	40,126	1.64%	18.75%	to	17.61%
Invesco Growth and Income Fund: Class A (VKGIA)
2023	0.95%	to	1.60%	16,328	48.07	to	41.95	738,234	1.64%	11.50%	to	10.77%
2022	0.95%	to	1.60%	21,762	43.11	to	37.87	882,301	1.47%	-6.82%	to	-7.43%
2021	0.95%	to	1.60%	28,053	46.27	to	40.91	1,228,620	1.02%	27.41%	to	26.58%
2020	0.95%	to	1.60%	24,418	36.31	to	32.32	840,965	2.09%	1.37%	to	0.71%
2019	0.95%	to	1.60%	24,802	35.82	to	32.10	845,205	1.87%	24.06%	to	23.25%
Delaware Ivy Small Cap Growth Fund - Class A (WRSCGA)
2023	0.95%	to	1.50%	16,362	12.63	to	12.23	203,172	0.00%	12.20%	to	11.58%
2022	0.95%	to	1.50%	18,339	11.26	to	10.96	203,558	0.00%	-28.37%	to	-28.77%
2021	0.95%	to	1.50%	26,232	15.72	to	15.39	407,132	0.83%	3.02%	to	2.45%
2020	0.95%	to	1.50%	28,559	15.26	to	15.02	431,760	0.00%	37.17%	to	36.41%
2019	0.95%	to	1.50%	32,642	11.12	to	11.01	360,977	0.00%	22.58%	to	21.89%
Janus Henderson Forty Fund - Class T (JAFRT)
2023	0.95%	to	1.90%	756,451	23.22	to	21.78	17,165,405	0.14%	38.37%	to	37.05%
2022	0.95%	to	1.90%	824,310	16.78	to	15.89	13,564,258	0.00%	-34.27%	to	-34.90%
2021	0.95%	to	1.90%	896,525	25.53	to	24.41	22,520,973	0.00%	21.61%	to	20.44%
2020	0.95%	to	1.90%	1,003,808	21.00	to	20.26	20,809,192	0.00%	37.64%	to	36.32%
2019	0.95%	to	1.90%	1,057,871	15.25	to	14.87	15,987,685	0.19%	35.36%	to	34.06%
Janus Henderson Balanced Fund: Class S (JBS)
2023	0.95%	to	1.65%	44,844	30.58	to	27.59	1,327,626	2.01%	13.89%	to	13.08%
2022	0.95%	to	1.65%	45,802	26.85	to	24.40	1,193,803	0.65%	-17.68%	to	-18.26%
2021	0.95%	to	1.65%	51,896	32.62	to	29.85	1,647,096	0.51%	15.64%	to	14.82%
2020	0.95%	to	1.65%	55,370	28.21	to	26.00	1,518,999	1.16%	12.83%	to	12.03%
2019	0.95%	to	1.65%	66,573	25.00	to	23.21	1,623,375	1.81%	20.94%	to	20.08%
Janus Henderson Research Fund - Class T (JMERC)
2023	0.95%	to	2.05%	225,427	22.32	to	20.72	4,918,768	0.00%	41.61%	to	40.04%
2022	0.95%	to	2.05%	236,580	15.76	to	14.80	3,657,471	0.03%	-30.70%	to	-31.46%
2021	0.95%	to	2.05%	251,188	22.75	to	21.59	5,622,904	0.00%	19.13%	to	17.81%
2020	0.95%	to	2.05%	269,799	19.09	to	18.32	5,087,018	0.06%	31.38%	to	29.92%
2019	0.95%	to	2.05%	290,454	14.53	to	14.10	4,182,645	0.52%	33.99%	to	32.51%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Janus Henderson Overseas Fund - Class S (JOS)
2023	0.95%	to	1.45%	2,271	14.88	to	13.83	32,558	1.05%	9.48%	to	8.92%
2022	0.95%	to	1.45%	2,355	13.59	to	12.70	31,042	0.76%	-9.90%	to	-10.35%
2021	0.95%	to	1.45%	4,650	15.09	to	14.16	67,551	0.79%	11.66%	to	11.10%
2020	0.95%	to	1.45%	3,850	13.51	to	12.75	50,482	0.70%	15.15%	to	14.57%
2019	0.95%	to	1.45%	3,732	11.73	to	11.13	42,637	1.68%	25.51%	to	24.88%
Janus Henderson Global Research Fund - Class T (JWF)
2023	1.25%	to	1.45%	39,028	16.14	to	15.38	1,585,418	0.80%	25.04%	to	24.79%
2022	1.25%	to	1.45%	42,283	12.90	to	12.33	1,375,862	0.80%	-20.65%	to	-20.81%
2021	1.25%	to	1.45%	44,597	16.26	to	15.56	1,830,906	0.38%	16.39%	to	16.15%
2020	1.10%	to	1.45%	52,635	14.42	to	13.40	1,802,394	0.36%	18.74%	to	18.31%
2019	1.10%	to	1.45%	59,080	12.14	to	11.32	1,715,119	1.06%	27.36%	to	26.91%
Janus Henderson Global Research Fund - Class S (JWS)
2023	0.95%	to	1.65%	5,707	36.74	to	33.15	199,021	0.51%	25.08%	to	24.20%
2022	0.95%	to	1.65%	6,542	29.37	to	26.69	183,001	0.43%	-20.63%	to	-21.19%
2021	0.95%	to	1.65%	7,552	37.01	to	33.87	267,186	0.00%	16.45%	to	15.63%
2020	0.95%	to	1.65%	11,309	31.78	to	29.29	347,953	0.00%	18.58%	to	17.74%
2019	0.95%	to	1.65%	11,908	26.80	to	24.88	309,922	1.01%	27.25%	to	26.35%
Lazard Retirement US Small Cap Equity Select Portfolio - Open Shares (LSC)
2023	0.95%	to	1.45%	34,311	49.69	to	44.08	1,740,638	0.00%	8.79%	to	8.24%
2022	0.95%	to	1.45%	40,761	45.68	to	40.73	1,907,739	0.00%	-16.29%	to	-16.71%
2021	0.95%	to	1.90%	44,105	54.57	to	44.28	2,472,272	0.01%	18.45%	to	17.32%
2020	0.95%	to	1.90%	49,249	46.07	to	37.75	2,339,005	0.16%	5.10%	to	4.09%
2019	0.95%	to	1.90%	55,108	43.83	to	36.26	2,499,497	0.00%	28.28%	to	27.05%
MFS Income Fund - Class A (MSI)
2023	1.30%			40,368	20.35			821,381	4.82%	6.04%
2022	1.30%			33,066	19.19			634,460	2.70%	-14.69%
2021	1.30%			53,048	22.49			1,193,172	2.23%	-1.59%
2020	1.30%			50,739	22.86			1,159,722	2.71%	8.03%
2019	1.30%			46,205	21.16			977,628	3.10%	9.89%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2023	1.30%			129,430	26.72			3,458,328	0.00%	16.40%
2022	1.30%			129,253	22.95			2,967,001	0.00%	-19.34%
2021	1.30%			127,336	28.46			3,623,915	0.15%	12.15%
2020	1.30%			133,981	25.38			3,399,943	0.21%	10.87%
2019	1.30%			161,061	22.89			3,686,471	2.08%	20.24%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2023	1.30%			37,769	18.53			699,685	0.00%	9.80%
2022	1.30%			42,766	16.87			721,513	0.00%	-15.50%
2021	1.30%			41,590	19.97			830,394	0.21%	5.32%
2020	1.30%			49,458	18.96			937,600	0.14%	7.14%
2019	1.30%			49,977	17.69			884,288	2.27%	12.01%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2023	1.30%			72,048	29.09			2,095,799	0.00%	17.83%
2022	1.30%			68,195	24.69			1,683,493	0.00%	-19.94%
2021	1.30%			61,184	30.84			1,886,618	0.13%	14.00%
2020	1.30%			57,279	27.05			1,549,277	0.23%	11.35%
2019	1.30%			61,243	24.29			1,487,648	1.90%	22.12%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2023	1.30%			35,718	14.74			526,616	0.00%	6.63%
2022	1.30%			38,600	13.83			533,730	0.00%	-13.33%
2021	1.30%			41,588	15.95			663,503	0.23%	1.41%
2020	1.30%			39,726	15.73			624,954	0.10%	5.33%
2019	1.30%			45,473	14.94			679,178	2.22%	8.11%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2023	0.95%	to	1.45%	155,250	24.61	to	22.85	3,481,182	0.00%	13.63%	to	13.06%
2022	0.95%	to	1.45%	155,961	21.66	to	20.21	3,089,911	0.00%	-17.34%	to	-17.76%
2021	0.95%	to	1.45%	151,519	26.20	to	24.57	3,644,949	0.19%	9.27%	to	8.71%
2020	0.95%	to	1.45%	151,564	23.98	to	22.60	3,350,575	0.14%	9.30%	to	8.74%
2019	0.95%	to	1.45%	150,628	21.94	to	20.78	3,057,514	2.25%	16.63%	to	16.04%
Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)
2023	0.95%	to	1.50%	36,962	28.05	to	24.64	956,148	1.51%	18.79%	to	18.13%
2022	0.95%	to	1.50%	39,707	23.61	to	20.86	866,511	0.80%	-19.19%	to	-19.64%
2021	0.95%	to	1.50%	50,395	29.22	to	25.96	1,364,419	3.76%	16.04%	to	15.39%
2020	0.95%	to	1.50%	50,627	25.18	to	22.50	1,185,931	6.19%	12.21%	to	11.59%
2019	0.95%	to	1.50%	57,100	22.44	to	20.16	1,196,935	4.23%	24.70%	to	24.01%
Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)
2023	0.95%	to	1.65%	21,887	17.06	to	14.47	349,222	3.26%	7.18%	to	6.43%
2022	0.95%	to	1.65%	23,134	15.92	to	13.60	345,694	1.75%	-13.39%	to	-14.00%
2021	0.95%	to	1.65%	26,389	18.38	to	15.81	458,193	2.09%	2.62%	to	1.90%
2020	0.95%	to	1.50%	26,861	17.91	to	16.00	462,867	2.99%	7.10%	to	6.50%
2019	0.95%	to	1.50%	27,412	16.72	to	15.02	442,685	2.66%	9.31%	to	8.70%
Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)
2023	0.95%	to	1.90%	102,846	26.78	to	21.41	2,544,302	1.83%	16.67%	to	15.55%
2022	0.95%	to	1.90%	122,095	22.95	to	18.53	2,596,066	1.05%	-18.68%	to	-19.46%
2021	0.95%	to	1.90%	131,652	28.23	to	23.00	3,454,039	3.67%	13.59%	to	12.50%
2020	0.95%	to	1.90%	129,497	24.85	to	20.44	3,002,258	6.09%	11.67%	to	10.60%
2019	0.95%	to	1.90%	147,423	22.25	to	18.48	3,083,634	4.28%	22.76%	to	21.58%
Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)
2023	0.95%	to	1.60%	16,541	20.74	to	17.79	320,872	2.82%	10.39%	to	9.66%
2022	0.95%	to	1.60%	20,391	18.78	to	16.23	359,755	1.47%	-15.09%	to	-15.65%
2021	0.95%	to	1.60%	22,075	22.12	to	19.23	459,141	2.65%	6.40%	to	5.70%
2020	0.95%	to	1.60%	22,655	20.79	to	18.20	444,313	4.26%	8.66%	to	7.95%
2019	0.95%	to	1.60%	24,416	19.13	to	16.86	442,019	3.20%	13.89%	to	13.15%
Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)
2023	0.95%	to	1.90%	72,765	23.65	to	18.90	1,612,156	2.04%	13.64%	to	12.56%
2022	0.95%	to	1.90%	101,107	20.81	to	16.79	1,957,952	1.12%	-16.93%	to	-17.73%
2021	0.95%	to	1.90%	132,570	25.05	to	20.41	3,079,045	3.07%	10.25%	to	9.20%
2020	0.95%	to	1.90%	142,682	22.72	to	18.69	3,011,122	5.47%	9.88%	to	8.83%
2019	0.95%	to	1.90%	147,288	20.68	to	17.18	2,840,083	3.84%	18.63%	to	17.50%
Nationwide Government Money Market Fund - Investor Shares (MMF)
2023	1.30%			202,681	22.58	to	28.61	4,582,457	4.57%	3.30%
2022	1.30%			203,883	21.85	to	27.69	4,462,320	1.24%	-0.08%
2021	1.30%			193,258	21.87	to	27.72	4,234,907	0.00%	-1.30%
2020	1.30%			204,444	22.16	to	27.90	4,544,348	0.20%	-1.08%
2019	1.30%			161,050	22.40	to	28.39	3,626,650	1.72%	0.41%
Nationwide Government Money Market Fund - Service Class (MMFR)
2023	0.95%	to	1.90%	141,017	10.92	to	8.69	1,431,631	4.34%	3.47%	to	2.48%
2022	0.95%	to	1.90%	187,169	10.55	to	8.48	1,848,704	1.12%	0.15%	to	-0.81%
2021	0.95%	to	1.90%	151,119	10.53	to	8.55	1,492,191	0.00%	-0.95%	to	-1.90%
2020	0.95%	to	1.90%	179,882	10.63	to	8.71	1,801,905	0.18%	-0.77%	to	-1.72%
2019	0.95%	to	1.90%	163,972	10.72	to	8.87	1,657,893	1.52%	0.55%	to	-0.41%
Nationwide Bond Fund - Institutional Service Class (NBF)
2023	0.95%	to	2.05%	17,161	20.93	to	16.07	871,173	3.58%	4.55%	to	3.39%
2022	0.95%	to	2.05%	18,389	20.02	to	15.54	923,114	2.63%	-15.75%	to	-16.68%
2021	0.95%	to	2.05%	21,221	23.76	to	18.65	1,357,714	2.01%	-1.89%	to	-2.98%
2020	0.95%	to	2.05%	21,867	24.22	to	19.22	1,441,792	2.47%	6.37%	to	5.19%
2019	0.95%	to	2.05%	13,920	22.77	to	18.28	1,087,334	2.93%	7.75%	to	6.55%
Nationwide Bond Index Fund: Class A (NBIXA)
2023	0.95%	to	1.50%	14,149	16.67	to	14.65	218,199	2.71%	3.91%	to	3.34%
2022	0.95%	to	1.50%	14,742	16.04	to	14.18	219,703	1.98%	-14.44%	to	-14.91%
2021	0.95%	to	1.50%	16,033	18.75	to	16.66	280,328	1.56%	-3.21%	to	-3.75%
2020	0.95%	to	1.50%	15,712	19.37	to	17.31	285,183	1.80%	5.59%	to	5.00%
2019	0.95%	to	1.50%	14,392	18.35	to	16.48	247,989	2.30%	7.04%	to	6.45%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Fund - Institutional Service Class (NF)
2023	0.95%	to	1.50%	18,514	37.16	to	32.57	2,825,596	0.68%	24.34%	to	23.65%
2022	0.95%	to	1.65%	19,863	29.88	to	25.45	2,741,215	0.75%	-19.94%	to	-20.50%
2021	0.95%	to	1.65%	23,180	37.33	to	32.01	3,666,413	0.51%	23.79%	to	22.91%
2020	0.95%	to	1.65%	23,473	30.15	to	26.04	3,104,107	0.83%	21.45%	to	20.59%
2019	0.95%	to	1.65%	24,090	24.83	to	21.60	2,802,814	0.98%	29.71%	to	28.79%
Nationwide Fund - Class A (NFA)
2023	0.95%	to	1.60%	18,380	35.45	to	32.57	626,590	0.40%	23.99%	to	23.18%
2022	0.95%	to	1.60%	26,715	28.59	to	26.44	735,404	0.34%	-20.13%	to	-20.65%
2021	0.95%	to	1.60%	29,898	35.79	to	33.32	1,032,722	0.31%	23.51%	to	22.70%
2020	0.95%	to	1.60%	31,529	28.98	to	27.16	884,616	0.64%	21.21%	to	20.42%
2019	0.95%	to	1.60%	40,728	23.91	to	22.55	945,329	0.72%	29.35%	to	28.50%
Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)
2023	0.95%	to	1.30%	1,610	27.70	to	332.64	195,778	1.50%	22.75%	to	22.31%
2022	0.95%	to	1.30%	1,784	22.57	to	271.96	195,717	1.02%	-22.61%	to	-22.88%
2021	0.95%	to	1.30%	2,023	29.16	to	352.65	316,094	0.70%	29.05%	to	28.59%
2020	0.95%	to	1.30%	2,233	22.60	to	274.24	280,097	1.19%	18.06%	to	17.65%
2019	0.95%	to	1.35%	2,289	19.14	to	17.67	246,499	1.57%	36.25%	to	35.70%
Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)
2023	0.95%	to	1.45%	15,690	54.03	to	48.82	796,565	1.36%	22.39%	to	21.78%
2022	0.95%	to	1.45%	16,197	44.14	to	40.09	673,724	0.88%	-22.95%	to	-23.34%
2021	0.95%	to	1.45%	16,885	57.29	to	52.30	914,106	0.47%	28.80%	to	28.16%
2020	0.95%	to	1.45%	17,589	44.48	to	40.81	740,974	0.97%	17.60%	to	17.01%
2019	0.95%	to	1.45%	21,876	37.82	to	34.87	785,089	1.46%	35.82%	to	35.14%
Nationwide International Index Fund: Class A (NIIXA)
2023	1.10%	to	1.45%	284	17.49	to	16.11	4,888	3.13%	15.73%	to	15.33%
2022	1.10%	to	1.45%	284	15.11	to	13.97	4,230	1.91%	-15.38%	to	-15.68%
2021	1.10%	to	1.45%	284	17.86	to	16.56	5,002	3.66%	9.41%	to	9.02%
2020	1.10%	to	1.45%	284	16.32	to	15.19	4,575	1.81%	6.10%	to	5.73%
2019	1.10%	to	1.45%	284	15.39	to	14.37	4,314	2.98%	20.21%	to	19.78%
Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)
2023	0.95%	to	1.90%	105,995	10.66	to	10.05	1,107,950	4.07%	2.64%	to	1.66%
2022	0.95%	to	1.90%	112,643	10.38	to	9.89	1,150,589	6.40%	-13.17%	to	-14.01%
2021	0.95%	to	1.90%	125,547	11.96	to	11.50	1,481,498	4.26%	3.97%	to	2.98%
2020	0.95%	to	1.90%	133,543	11.50	to	11.17	1,520,917	1.18%	9.77%	to	8.72%
2019	0.95%	to	1.90%	134,581	10.48	to	10.27	1,400,926	1.65%	7.16%	to	6.14%
Nationwide S&P 500 Index Fund: Service Class (NIXR)
2023	0.95%	to	2.05%	143,395	35.37	to	27.16	5,255,625	1.08%	24.36%	to	22.98%
2022	0.95%	to	2.05%	157,107	28.44	to	22.08	4,651,740	1.01%	-19.35%	to	-20.24%
2021	0.95%	to	2.05%	160,449	35.27	to	27.69	5,892,287	0.73%	26.71%	to	25.30%
2020	0.95%	to	2.05%	178,551	27.83	to	22.10	5,162,143	1.34%	16.70%	to	15.40%
2019	0.95%	to	2.05%	178,322	23.85	to	19.15	4,387,364	1.84%	29.53%	to	28.09%
Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class II (NJMMA2)
2023	1.30%			923	9.50			8,766	2.49%	7.33%
2022	1.30%			682	8.85			6,038	0.00%	-17.13%
2021	1.30%			471	10.68			5,032	3.66%	5.68%
2020	1.30%			551	10.11			5,570	0.21%	0.19%			****
Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)
2023	0.95%	to	1.65%	16,899	49.79	to	42.22	793,048	1.01%	14.54%	to	13.73%
2022	0.95%	to	1.65%	19,608	43.47	to	37.12	803,861	0.92%	-14.41%	to	-15.02%
2021	0.95%	to	1.65%	22,814	50.79	to	43.68	1,093,016	0.65%	22.75%	to	21.88%
2020	0.95%	to	1.65%	21,007	41.38	to	35.84	828,133	0.90%	11.72%	to	10.93%
2019	0.95%	to	1.65%	21,793	37.03	to	32.31	769,409	1.00%	24.15%	to	23.27%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Small Cap Index Fund: Class A (NSCIXA)
2023	0.95%	to	1.50%	13,104	38.20	to	33.56	462,553	1.07%	15.19%	to	14.55%
2022	0.95%	to	1.50%	13,938	33.16	to	29.30	429,933	0.72%	-21.59%	to	-22.02%
2021	0.95%	to	1.50%	16,719	42.29	to	37.58	657,264	0.38%	12.96%	to	12.33%
2020	0.95%	to	1.50%	13,644	37.44	to	33.45	481,534	0.72%	18.46%	to	17.80%
2019	0.95%	to	1.65%	14,288	31.61	to	27.58	425,994	0.86%	23.65%	to	22.78%
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6)
2023	1.15%	to	1.40%	25,155	14.13	to	13.58	347,224	1.35%	14.21%	to	13.93%
2022	1.15%	to	1.40%	31,151	12.37	to	11.92	377,349	0.00%	-38.80%	to	-38.95%
2021	1.15%	to	1.40%	35,753	20.21	to	19.52	708,484	0.20%	-2.55%	to	-2.79%
2020	1.15%	to	1.40%	38,451	20.74	to	20.08	782,405	0.79%	49.02%	to	48.65%
2019	1.15%	to	1.40%	27,699	13.92	to	13.51	378,798	0.88%	31.31%	to	30.98%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)
2023	1.10%	to	1.40%	19,194	19.42	to	18.57	362,476	2.49%	14.29%	to	13.95%
2022	1.10%	to	1.40%	19,216	16.99	to	16.30	318,103	3.53%	-7.03%	to	-7.31%
2021	1.10%	to	1.40%	14,665	18.28	to	17.59	261,745	2.35%	9.19%	to	8.85%
2020	1.10%	to	1.40%	16,839	16.74	to	16.16	275,737	1.37%	4.02%	to	3.71%
2019	1.10%	to	1.40%	15,765	16.09	to	15.58	248,698	2.62%	11.25%	to	10.91%
Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF)
2023	1.30%			17,347	93.40			1,620,138	0.22%	34.20%
2022	1.30%			18,161	69.59			1,263,892	0.00%	-25.32%
2021	1.30%			21,666	93.19			2,019,018	0.10%	25.95%
2020	1.30%			23,566	73.99			1,743,598	0.22%	32.83%
2019	1.30%			24,979	55.70			1,391,357	0.36%	34.84%
Neuberger Berman Genesis Fund - Trust Class (NBGST)
2023	0.95%	to	1.90%	59,113	89.55	to	71.29	5,067,378	0.01%	14.38%	to	13.29%
2022	0.95%	to	1.90%	69,440	78.29	to	62.93	5,224,385	0.00%	-20.09%	to	-20.86%
2021	0.95%	to	1.90%	75,663	97.98	to	79.52	7,146,686	0.00%	16.93%	to	15.81%
2020	0.95%	to	1.90%	83,086	83.79	to	68.66	6,735,212	0.00%	23.55%	to	22.37%
2019	0.95%	to	1.90%	99,042	67.82	to	56.11	6,522,599	0.01%	28.10%	to	26.87%
Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT)
2023	0.95%	to	1.45%	4,230	51.30	to	45.51	205,269	0.09%	34.42%	to	33.74%
2022	0.95%	to	1.45%	4,297	38.16	to	34.03	155,484	0.00%	-25.22%	to	-25.60%
2021	0.95%	to	1.45%	4,359	51.03	to	45.73	211,320	0.02%	26.16%	to	25.53%
2020	0.95%	to	1.45%	4,843	40.45	to	36.43	187,012	0.15%	33.04%	to	32.37%
2019	0.95%	to	1.45%	4,990	30.40	to	27.52	145,223	0.17%	35.05%	to	34.37%
Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)
2023	0.95%	to	1.90%	192	39.67	to	31.58	7,251	1.09%	-2.88%	to	-3.80%
2022	0.95%	to	1.90%	524	40.84	to	32.83	20,398	0.15%	-2.33%	to	-3.26%
2021	0.95%	to	1.90%	7,326	41.81	to	33.93	292,404	2.51%	26.61%	to	25.40%
2020	0.95%	to	1.90%	3,716	33.03	to	27.06	115,053	1.03%	13.19%	to	12.10%
2019	0.95%	to	1.90%	5,272	29.18	to	24.14	143,291	2.20%	22.55%	to	21.37%
Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)
2023	0.95%	to	1.45%	18,434	45.74	to	41.41	799,406	0.13%	25.34%	to	24.71%
2022	0.95%	to	1.50%	21,281	36.49	to	32.89	736,012	0.00%	-19.51%	to	-19.96%
2021	0.95%	to	1.50%	23,390	45.34	to	41.10	1,007,718	0.20%	22.01%	to	21.33%
2020	0.95%	to	1.50%	25,171	37.16	to	33.87	890,730	0.41%	18.08%	to	17.42%
2019	0.95%	to	1.50%	44,276	31.47	to	28.85	1,341,970	0.49%	24.44%	to	23.75%
Neuberger Berman - Short Duration Bond Fund - Investor Class (NLMB)
2023	1.30%			22,605	14.96			338,232	4.99%	4.77%
2022	1.30%			23,446	14.28			334,842	3.49%	-6.25%
2021	1.30%			14,898	15.23			226,948	2.98%	-0.39%
2020	1.30%			15,737	15.29			240,673	2.93%	2.15%
2019	1.30%			15,767	14.97			236,045	2.62%	2.66%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Neuberger Berman Large Cap Value Fund - Investor Class (PF)
2023	1.30%			23,384	98.74			2,308,884	2.27%	-3.02%
2022	1.30%			26,635	101.81			2,711,693	1.53%	-2.50%
2021	1.30%			28,427	104.42			2,968,466	1.21%	26.45%
2020	1.30%			30,399	82.58			2,510,359	1.60%	12.99%
2019	1.30%			33,496	73.09			2,448,168	1.80%	22.33%
PIMCO Total Return Fund: Class A (PMTRA)
2023	0.95%	to	1.65%	42,926	21.09	to	17.89	840,518	3.56%	4.95%	to	4.21%
2022	0.95%	to	1.65%	47,699	20.09	to	17.16	894,609	3.71%	-15.20%	to	-15.80%
2021	0.95%	to	1.65%	49,074	23.70	to	20.38	1,089,100	1.96%	-2.12%	to	-2.81%
2020	0.95%	to	1.65%	62,542	24.21	to	20.97	1,420,587	2.14%	7.47%	to	6.71%
2019	0.95%	to	1.80%	64,422	22.53	to	19.08	1,373,239	3.48%	6.87%	to	5.95%
Putnam Large Cap Growth Fund - Class A (PUGOA)
2023	0.95%	to	1.50%	10,063	30.12	to	28.89	297,221	0.00%	42.86%	to	42.07%
2022	0.95%	to	1.50%	3,906	21.08	to	20.34	80,759	0.00%	-31.00%	to	-31.39%
2021	0.95%	to	1.50%	4,318	30.55	to	29.64	129,793	0.00%	21.36%	to	20.69%
2020	0.95%	to	1.50%	4,323	25.17	to	24.56	107,372	0.00%	37.09%	to	36.33%
2019	0.95%	to	1.50%	3,883	18.36	to	18.01	70,634	0.00%	35.13%	to	34.38%
Putnam International Equity Fund: Class A (PUIGA)
2023	1.45%	to	1.50%	259	24.51	to	24.25	6,359	1.97%	16.91%	to	16.85%
2022	1.45%	to	1.50%	265	20.96	to	20.76	5,555	0.00%	-16.08%	to	-16.12%
2021	1.45%	to	1.50%	265	24.98	to	24.74	6,618	1.42%	7.19%	to	7.13%
2020	1.45%	to	1.50%	265	23.31	to	23.10	6,175	1.30%	10.12%	to	10.06%
2019	1.45%	to	1.50%	265	21.16	to	20.99	5,607	1.71%	23.68%	to	23.62%
Virtus Tactical Allocation Fund - Class A (VRTAA)
2023	1.30%			32,640	13.80			450,372	1.29%	20.79%
2022	1.30%			35,473	11.42			405,102	0.54%	-29.38%
2021	1.30%			43,044	16.17			696,062	0.52%	5.20%
2020	1.30%			52,464	15.37			806,440	0.65%	31.28%
2019	1.30%			48,073	11.84			562,648	1.21%	17.04%			****

*

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2023

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company’s subsidiary received permission from the Department in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2023, that permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

March 20, 2024

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2023	2022

Admitted assets
Invested assets
Bonds	$43,867	$40,208
Stocks	3,714	3,700
Mortgage loans, net of allowance	9,144	8,363
Policy loans	969	933
Derivative assets	113	143
Cash, cash equivalents and short-term investments	1,555	1,621
Securities lending collateral assets	359	232
Other invested assets	2,198	1,848
Total invested assets	$61,919	$57,048
Accrued investment income	965	585
Deferred federal income tax assets, net	632	589
Other assets	404	378
Separate account assets	113,270	102,808
Total admitted assets	$177,190	$161,408

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$49,373	$45,482
Policyholders’ dividend accumulation	380	398
Asset valuation reserve	841	707
Payable for securities	512	323
Securities lending payable	359	232
Funds held under coinsurance	1,323	1,608
Other liabilities	1,447	1,253
Accrued transfers from separate accounts	(1,548)	(1,598)
Separate account liabilities	113,270	102,808
Total liabilities	$165,957	$151,213

Capital and surplus
Capital shares ($1 par value; authorized - 5,000,000 shares,issued and outstanding - 3,814,779 shares)	$4	$4
Surplus notes	1,100	1,100
Special surplus funds	93	-
Additional paid-in capital	2,443	2,308
Unassigned surplus	7,593	6,783
Total capital and surplus	$11,233	$10,195
Total liabilities, capital and surplus	$177,190	$161,408

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Operations

	Years ended December 31,
(in millions)	2023	2022	2021

Revenues
Premiums and annuity considerations	$14,670	$14,535	$12,664
Net investment income	3,136	2,019	2,231
Other revenues	2,389	2,346	2,455
Total revenues	$20,195	$18,900	$17,350

Benefits and expenses
Benefits to policyholders and beneficiaries	$17,416	$15,963	$16,884
Increase in reserves for future policy benefits and claims	3,747	2,525	807
Net transfers from separate accounts	(3,742)	(1,635)	(3,002)
Commissions	766	810	858
Reserve adjustment on reinsurance assumed	(153)	(161)	(151)
Other expenses	702	564	469
Total benefits and expenses	$18,736	$18,066	$15,865

Income before federal income tax expense (benefit) and net realized capital (losses) gains on investments	$1,459	$834	$1,485
Federal income tax expense (benefit)	108	100	(9)

Income before net realized capital (losses) gains on investments	$1,351	$734	$1,494
Net realized capital (losses) gains on investments, net of federal income tax (benefit) expense of $(4), $3 and $59 in 2023, 2022 and 2021, respectively, and excluding $(30), $(103) and $15 of net realized capital (losses) gains transferred to the interest maintenance reserve in 2023, 2022 and 2021, respectively	(402)	240	(683)
Net income	$949	$974	$811

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Surplus notes	Special surplus funds	Additional paid-in capital	Unassigned surplus	Capital and surplus
Balance as of December 31, 2020	$4	$1,100	$-	$1,998	$6,003	$9,105

Change in reserve on account of change in valuation basis	-	-	-	-	2	2
Cumulative effect of change in accounting principle	-	-	-	-	6	6
Balance as of January 1, 2021	$4	$1,100	$-	$1,998	$6,011	$9,113

Net income	-	-	-	-	811	811
Change in asset valuation reserve	-	-	-	-	(144)	(144)
Change in deferred income taxes	-	-	-	-	50	50
Change in net unrealized capital gains and losses, net of tax expense of $30	-	-	-	-	(142)	(142)
Change in nonadmitted assets	-	-	-	-	(47)	(47)
Dividends paid to Nationwide Financial Services, Inc.	-	-	-	-	(550)	(550)
Balance as of December 31, 2021	$4	$1,100	$-	$1,998	$5,989	$9,091

Correction of error (see Note 2)	-	-	-	-	(39)	(39)
Balance as of January 1, 2022	$4	$1,100	$-	$1,998	$5,950	$9,052

Net income	-	-	-	-	974	974
Change in asset valuation reserve	-	-	-	-	(97)	(97)
Change in deferred income taxes	-	-	-	-	28	28
Change in net unrealized capital gains and losses, net of tax expense of $37	-	-	-	-	(40)	(40)
Change in nonadmitted assets	-	-	-	-	(33)	(33)
Capital contributions from Nationwide Financial Services, Inc.	-	-	-	310	-	310
Other, net	-	-	-	-	1	1
Balance as of December 31, 2022	$4	$1,100	$-	$2,308	$6,783	$10,195

Net income	-	-	-	-	949	949
Change in asset valuation reserve	-	-	-	-	(103)	(103)
Change in deferred income taxes	-	-	-	-	132	132
Change in net unrealized capital gains and losses, net of tax benefit of $37	-	-	-	-	(77)	(77)
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	-	-	93	-	(126)	(33)
Capital contributions from Nationwide Financial Services, Inc.	-	-	-	135	-	135
Other, net	-	-	-	-	35	35
Balance as of December 31, 2023	$4	$1,100	$93	$2,443	$7,593	$11,233

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Cash Flow

	Years ended December 31,
(in millions)	2023	2022	2021

Cash flows from operating activities:
Premiums collected, net of reinsurance	$14,675	$14,545	$12,661
Net investment income	2,775	2,064	2,404
Other revenue	2,021	3,178	2,367
Policy benefits and claims paid	(17,567)	(15,962)	(16,735)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,268)	(1,275)	(1,122)
Net transfers from separate accounts	3,792	1,658	2,871
Policyholders’ dividends paid	(28)	(30)	(36)
Federal income taxes recovered (paid)	98	(261)	121
Net cash provided by operating activities	$4,498	$3,917	$2,531

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$2,594	$3,444	$6,953
Stocks	46	19	127
Mortgage loans	635	1,139	1,053
Derivative assets	-	431	-
Other invested assets and other	467	641	279
Total investment proceeds	$3,742	$5,674	$8,412
Cost of investments acquired:
Bonds	$(6,256)	$(6,024)	$(7,744)
Stocks	(35)	(901)	(538)
Mortgage loans	(1,370)	(1,305)	(1,441)
Derivative assets	(556)	-	(589)
Other invested assets and other	(766)	(1,057)	(594)
Total investments acquired	$(8,983)	$(9,287)	$(10,906)
Net increase in policy loans	(37)	(19)	(25)
Net cash used in investing activities	$(5,278)	$(3,632)	$(2,519)

Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Financial Services, Inc.	$135	$310	$-
Dividend paid to Nationwide Financials Services, Inc.	-	-	(550)
Net change in deposits on deposit-type contract funds and other insurance liabilities	270	391	517
Other cash provided (used)	309	(1)	196
Net cash provided by financing activities and miscellaneous	$714	$700	$163

Net (decrease) increase in cash, cash equivalents and short-term investments	$(66)	$985	$175
Cash, cash equivalents and short-term investments at beginning of year	1,621	636	461
Cash, cash equivalents and short-term investments at end of year	$1,555	$1,621	$636
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$385	$349	$277
Intercompany transfer of securities from merger	$203	$-	$-

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include life insurance, fixed and variable individual annuities, private and public sector group retirement plans, investment advisory services, pension risk transfer (“PRT”) contracts and other investment products. The Company is licensed to conduct business in all fifty states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, pension plan administrators, life insurance agencies, life insurance specialists and registered investment advisors. Affiliates that market products directly to a customer base include Nationwide Retirement Solutions, Inc., Nationwide Securities, LLC and Nationwide Financial General Agency, Inc. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

Wholly-owned subsidiaries of NLIC as of December 31, 2023 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiaries, Olentangy Reinsurance, LLC (“Olentangy”) and Nationwide SBL, LLC (“NWSBL”), Jefferson National Life Insurance Company (“JNL”) and its wholly-owned subsidiary, Jefferson National Life Insurance Company of New York (“JNLNY”), Eagle Captive Reinsurance, LLC (“Eagle”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisors, LLC (“NIA”). NLAIC primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including PRT contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. Olentangy is a dormant Vermont domiciled special purpose financial insurance company and nonadmitted subsidiary. NWSBL is an Ohio limited liability company and offers a securities-based lending product and is a nonadmitted subsidiary. JNL and JNLNY primarily offer individual deferred fixed and variable annuity products. Eagle is an Ohio domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor and nonadmitted subsidiary.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2023 and 2022, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

Effective October 1, 2023, Jefferson National Financial Corporation (“JNFC”), a holding company and wholly-owned subsidiary of the Company, completed a merger agreement with the Company. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of JNFC were merged with and into the Company, with the Company continuing as the surviving corporation. Concurrently, JNL, a wholly-owned subsidiary of JNFC prior to the merger, became a wholly-owned subsidiary of the Company. There was not a material impact on the Company’s surplus as a result of the merger.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Effective January 1, 2022, Harleysville Life Insurance Company (“HLIC”), an Ohio domiciled stock life insurance company and subsidiary of NMIC that offered universal and traditional life insurance, disability income insurance and fixed annuity contracts on a non-participating basis, completed a merger agreement with NLAIC. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of HLIC were merged with and into NLAIC, with NLAIC continuing as the surviving entity. All shares of HLIC were cancelled and the outstanding surplus balance was merged into NLAIC’s additional paid-in capital and unassigned surplus. There was not a material impact on the Company’s surplus as a result of the merger.

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NLIC and NLAIC have elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law, which values assumed guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) risks on variable annuity contracts from NLIC and GLWB risks on fixed indexed annuity contracts from NLIC and NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) pursuant to Ohio Revised Code Chapter 3964 and approved by the Department.

Effective October 1, 2023, Eagle was granted a permitted practice from the Department, allowing Eagle to carry a reinsurance recoverable asset under an excess of loss reinsurance agreement with a third-party reinsurer as an admitted asset.

Prior to October 1, 2023, Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to NLAIC’s recapture of the reinsurance agreements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

If the prescribed or permitted practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net income between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	F/S Page	State of domicile	2023	December 31, 2022	2021

Net Income
Statutory Net Income			OH	$949	$974	$811
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	4	OH	110	(43)	9
Reserves for indexed annuities	51	4	OH	(75)	15	(20)
Tax impact	101	4	OH	(7)	6	3
NAIC SAP				$977	$952	$803

A reconciliation of the Company’s capital and surplus between NAIC SAP and prescribed and permitted practices is shown below:

		F/S	State of	As of December 31,
(in millions)	SSAP #	Page	domicile	2023	2022
Surplus
Statutory Capital and Surplus			OH	$11,233	$10,195
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	2,4	OH	84	(30)
Reserves for indexed annuities	51	3,4	OH	(82)	(7)
Tax impact	101	2,4	OH	-	8
Subsidiary Valuation - NLAIC	51,86,101	2	OH	89	(232)
Subsidiary valuation - Eagle	51	2	OH	(228)	118
State Permitted Practice:
Subsidiary valuation - Eagle	61R	2	OH	(853)	-
Subsidiary valuation - Olentangy	20	2	VT	-	(67)
NAIC SAP				$10,243	$9,985

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	surplus notes are accounted for as a component of capital and surplus;

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Goodwill

●	Goodwill is limited to 10% of the prior reporting period’s adjusted statutory surplus, with any goodwill in excess of this limitation nonadmitted through a charge to surplus; and

●	goodwill is amortized and charged to surplus.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1941 CSO table at an interest rate of 2.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 4.0% and 3.5% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business written during or after 2020 are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality (“GAM”) table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual. For the PRT business written before 2020, the statutory reserves are calculated using prescribed GAM tables and valuation interest rates that vary by issue year, as specified in the Standard Valuation Law.

The Company calculated its reserves for variable annuities using a stochastic reserve, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

The aggregate reserves for individual accident and health policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves for disability income are reserved for on the net level basis, at a 3.0% interest rate, using either the 1964 Commissioner’s Disability Table (for policies issued prior to 1982) or the 1985 Commissioner’s Individual Disability Table A (for policies issued after 1981). The active life reserves for major medical insurance (both scheduled and unscheduled benefits) are based on the benefit ratio method for policies issued after 1981.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The active life reserves for accident and health policies are reserved for on the net level basis, at a 3.0% interest rate, using either the 1956 Inter-Company Hospital-Surgical tables, the 1974 Medical Expense tables or the 1959 Accidental Death Benefits table.

The disabled life reserves for accident and health policies are calculated using the 1985 Commissioner’s Individual Disability Table A at a 3.0% interest rate. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of disabled life reserves and unearned premium reserves. Reserves for benefits payable on disabled life claims are based on the 2012 Group Long-Term Disability Valuation Table, at varying interest rates of 2.75% - 6.0%, for group policies and the 1987 Commissioner’s Group Disability Table, at varying interest rates of 2.75% - 10.25%, for franchise policies.

Future policy benefits and claims for group long-term disability policies are the present value (discounted between 2.75% and 6.00%) of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. Future policy benefits and claims on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized, and compared to pricing from additional sources when available, to determine the fair value of bonds and stocks for which market quotations or quotations on comparable securities or models are used. For these bonds and stocks, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Investments in subsidiaries. The investment in the Company’s wholly-owned insurance subsidiaries, NLAIC, JNL and Eagle, are carried using the equity method of accounting applicable to U.S. insurance subsidiary, controlled and affiliated (“SCA”) entities. This requires the investment to be recorded based on the value of its underlying audited statutory surplus. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. The Company’s investment in NISC and NIA, wholly-owned non-insurance subsidiaries, are carried using the equity method of accounting applicable to U.S. non-insurance subsidiary, controlled and affiliated entities. This requires the investment to be recorded based on its underlying audited GAAP equity. Investments in NLAIC, JNL and NISC are included in stocks, and the investment in Eagle is included in other invested assets on the statutory statements of admitted assets, liabilities, capital and surplus.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less a valuation allowance. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by the borrower’s common stock.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Loan-specific reserve charges are recorded in net unrealized capital gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded loan-specific reserve is reversed.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments consist of government agency discount notes with maturities of twelve months or less at acquisition. Short-term investments also include outstanding promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities Lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships, limited liability companies, joint ventures and the investment in Eagle. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

The Company sold $3.1 billion, $2.9 billion and $2.6 billion in Tax Credit Funds to unrelated third parties with outstanding guarantees as of December 31, 2023, 2022 and 2021, respectively. The Company guarantees after-tax benefits to the third-party investors through periods ending in 2041. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.8 billion, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

●

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

●	the bond must never have been classified as a default security;

●

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

●	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified as an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to Recently Adopted Accounting Standards for additional discussion of IMR.

Goodwill

For companies whose operations are primarily insurance related, goodwill is the excess of the cost to acquire a company over the Company’s share of the statutory book value of the acquired entity. Goodwill is recorded in stocks in the statutory statements of admitted assets, liabilities and surplus. Goodwill is amortized on a straight-line basis over the period of economic benefit, not to exceed ten years, with a corresponding charge to surplus. Goodwill was immaterial as of December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged directly to surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 3% and 4% of the Company’s life insurance in force in 2023 and 2022, respectively, and 48% and 49% of the number of life insurance policies in force in 2023 and 2022, respectively. The provision for policyholder dividends was based on the respective year’s dividend scales, as approved by the Board of Directors. Policyholder dividends are recognized when declared. No additional income was allocated to participating policyholders during 2023 and 2022.

Accounting Changes and Corrections of Errors

Effective January 1, 2021, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. As a result of the Company’s election to apply OAC 3901-1-67 as of January 1, 2021, the Company’s admitted assets decreased $3 million, total liabilities decreased $2 million and capital and surplus decreased $1 million, which included a $3 million reduction to unassigned surplus from the cumulative effect of the change in accounting principle.

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLAIC that resulted in an understatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. The error resulted in an overstatement of net income of $22 million, an overstatement of total surplus of $45 million, an overstatement of total assets of $13 million and an understatement of total liabilities of $32 million as of and for the year ended December 31, 2021. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as a decrease to total surplus of $45 million, a decrease to total assets of $13 million and an increase to total liabilities of $32 million as of January 1, 2022. Additionally, the Company’s subsidiary, NLAIC, identified and corrected errors as of January 1, 2022 that increased the Company’s investment in NLAIC and total surplus by $6 million. The net decrease to the Company’s total surplus of $39 million in 2022 as a result of these corrections is reported as a negative adjustment to unassigned surplus.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Recently Adopted Accounting Standards

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that clarifies accounting and reporting considerations of SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”), as it relates to the liquidation of Scottish Re U.S. (“SRUS”). On July 18, 2023, SRUS was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware (“Court”), resulting in termination of the reinsurance agreements between the Company and SRUS effective September 30, 2023, and the recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R related to SRUS reinsurance recoverables and assets held in a trust that secure the annuity reinsurance recoverables. The Company will continue to work with the SRUS liquidator and the Court to resolve when the Company will be able to access the trust assets. As of December 31, 2023, assets held in trust and reinsurance recoverables related to SRUS are immaterial.

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level risk-based capital greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. There is no admitted disallowed IMR in the separate accounts. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2023, the Company has $93 million of admitted disallowed IMR in capital and surplus in the general account.

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32R, Preferred Stock (“SSAP No. 32R”). The adopted revisions updated the definition for redeemable and perpetual preferred stock and furthermore, updated the valuation classification for perpetual preferred stock to fair value. Previously, perpetual preferred stock could have been valued at amortized cost or fair value based on the rating of the security. Per SSAP No. 32R, any valuation classification changes from amortized cost to fair value are to be recognized in statutory surplus. Going forward, changes to fair value will be recognized as a change in net unrealized capital gains and losses in statutory surplus. As a result of this change, the Company recorded an increase to statutory capital and surplus of $9 million as of January 1, 2021.

Subsequent Events

The Company evaluated subsequent events through March 20, 2024, the date the statutory financial statements were issued.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$4,389	$64	$-	$4,453	6%
At book value less current surrender charge of 5% or more	2,210	-	-	2,210	3%
At fair value	10	-	61,993	62,003	83%
Total with market value adjustment or at fair value	$6,609	$64	$61,993	$68,666	92%
At book value without adjustment (minimal or no charge or adjustment)	3,532	-	6	3,538	5%
Not subject to discretionary withdrawal	2,342	-	62	2,404	3%
Total, gross	$12,483	$64	$62,061	$74,608	100%
Less: Reinsurance ceded	(98)	-	-	(98)
Total, net	$12,385	$64	$62,061	$74,510
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$78	$-	$-	$78

December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$2,279	$90	$-	$2,369	4%
At book value less current surrender charge of 5% or more	675	-	-	675	1%
At fair value	11	-	57,823	57,834	87%
Total with market value adjustment or at fair value	$2,965	$90	$57,823	$60,878	92%
At book value without adjustment (minimal or no charge or adjustment)	3,365	-	6	3,371	5%
Not subject to discretionary withdrawal	2,009	-	56	2,065	3%
Total, gross	$8,339	$90	$57,885	$66,314	100%
Less: Reinsurance ceded	(110)	-	-	(110)
Total, net	$8,229	$90	$57,885	$66,204
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$65	$-	$-	$65
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of group annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$17,300	$1,857	$-	$19,157	45%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	17,922	17,922	43%
Total with market value adjustment or at fair value	$17,302	$1,857	$17,922	$37,081	88%
At book value without adjustment (minimal or no charge or adjustment)	3,867	-	-	3,867	9%
Not subject to discretionary withdrawal	1,237	102	-	1,339	3%
Total, gross	$22,406	$1,959	$17,922	$42,287	100%
Less: Reinsurance ceded	(29)	-	-	(29)
Total, net	$22,377	$1,959	$17,922	$42,258
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$2	$-	$-	$2

December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$18,397	$2,069	$-	$20,466	49%
At book value less current surrender charge of 5% or more	6	-	-	6	0%
At fair value	-	-	15,701	15,701	38%
Total with market value adjustment or at fair value	$18,403	$2,069	$15,701	$36,173	87%
At book value without adjustment (minimal or no charge or adjustment)	4,211	-	-	4,211	10%
Not subject to discretionary withdrawal	1,051	103	-	1,154	3%
Total, gross	$23,665	$2,172	$15,701	$41,538	100%
Less: Reinsurance ceded	(53)	-	-	(53)
Total, net	$23,612	$2,172	$15,701	$41,485
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$6	$-	$-	$6
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
Total with market value adjustment or at fair value	$1	$-	$1	0%
At book value without adjustment (minimal or no charge or adjustment)	781	2	783	17%
Not subject to discretionary withdrawal	3,677	17	3,694	83%
Total, gross	$4,459	$19	$4,478	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,459	$19	$4,478

December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
Total with market value adjustment or at fair value	$1	$-	$1	0%
At book value without adjustment (minimal or no charge or adjustment)	666	2	668	16%
Not subject to discretionary withdrawal	3,522	14	3,536	84%
Total, gross	$4,189	$16	$4,205	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,189	$16	$4,205

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$34,748	$31,827
Supplemental contracts with life contingencies, net	14	14
Deposit-type contracts	4,459	4,189
Subtotal	$39,221	$36,030
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$82,006	$75,848
Other contract deposit funds	19	16
Subtotal	$82,025	$75,864
Total annuity actuarial reserves and deposit fund liabilities, net	$121,246	$111,894

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$10	$10	$-	$-	$-
Universal life	2,616	2,629	2,790	-	-	-
Universal life with secondary guarantees	453	390	1,032	-	-	-
Indexed universal life with secondary guarantees	341	265	367	-	-	-
Other permanent cash value life insurance	-	1,919	2,398	-	-	-
Variable life	3,435	3,483	3,603	29,611	29,607	29,607
Subtotal	$6,845	$8,696	$10,200	$29,611	$29,607	$29,607
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	181	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	17	-	-	-
Disability - disabled lives	-	-	59	-	-	-
Miscellaneous reserves	-	-	32	-	-	-
Total, gross	$6,845	$8,696	$10,490	$29,611	$29,607	$29,607
Less: reinsurance ceded	(8)	(8)	(151)	-	-	-
Total, net	$6,837	$8,688	$10,339	$29,611	$29,607	$29,607

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2022
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$11	$11	$-	$-	$-
Universal life	2,626	1,982	2,802	-	-	-
Universal life with secondary guarantees	426	353	929	-	-	-
Indexed universal life with secondary guarantees	283	210	304	-	-	-
Other permanent cash value life insurance	-	1,979	2,473	-	-	-
Variable life	2,850	2,898	3,010	25,626	25,621	25,260
Subtotal	$6,185	$7,433	$9,529	$25,626	$25,621	$25,260
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	206	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	15	-	-	-
Disability - disabled lives	-	-	59	-	-	-
Miscellaneous reserves	-	-	31	-	-	-
Total, gross	$6,185	$7,433	$9,841	$25,626	$25,621	$25,260
Less: reinsurance ceded	(9)	(9)	(178)	-	-	-
Total, net	$6,176	$7,424	$9,663	$25,626	$25,621	$25,260

The following table is a reconciliation of life actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Life, accident and health annual statement:
Life Insurance, net	$10,241	$9,569
Accidental death benefits, net	1	1
Disability - active lives, net	17	14
Disability - disabled lives, net	53	52
Miscellaneous reserves, net	27	27
Subtotal	$10,339	$9,663
Separate accounts annual statement:
Life insurance[1]	$29,909	$25,570
Subtotal	$29,909	$25,570
Total life actuarial reserves, net	$40,248	$35,233
1	Life insurance account value, cash value and reserve include separate accounts with guarantees of $302 million and $310 million for universal life as of December 31, 2023 and 2022, respectively.

The total direct premium written by managing general agents and third-party administrators was $451 million, $415 million and $444 million as of December 31, 2023, 2022 and 2021, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2023		December 31, 2022
(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$67,634	$-	$63,282	$-
Group annuities	15,453	-	13,743	-
Life insurance	30,082	-	25,688	-
Pension risk transfer group annuities	101	-	95	-
Total	$113,270	$-	$102,808	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in millions)	Total paid toward separate account guarantees	Risk charges paid to general account
2023	$78	$780
2022	$79	$722
2021	$12	$674
2020	$26	$631
2019	$58	$612

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

Certain other separate accounts offered by the Company contain groups of variable universal life policies wherein the assets supporting account values on the underlying policies reside in Private Placement Separate Accounts. They provide a quarterly interest rate based on a crediting formula that reflects the market value to book value ratio of the investments, investment portfolio yield and a specified duration.

Certain other separate accounts relate to a guaranteed term option, which provides a guaranteed interest rate that is paid over certain maturity durations ranging from three to ten years, so long as certain conditions are met. If amounts allocated to the guaranteed term option are distributed prior to the maturity period, a market value adjustment can be assessed. The assets and liabilities of these separate accounts are carried at fair value.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

Another separate account offered by the Company contains a group of universal life policies wherein the assets supporting the account values on the underlying policies reside in a Private Placement Separate Account. It provides an annual interest rate guarantee, subject to a minimum guarantee of 3%. The interest rate declared each year reflects the anticipated investment experience of the account. The business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$88	$-	$6,181	$6,269
Reserves
For accounts with assets at:
Fair value	$1,781	$143	$109,609	$111,533
Amortized cost	401	-	-	401
Total reserves[1]	$2,182	$143	$109,609	$111,934
By withdrawal characteristics:
With market value adjustment	$1,779	$143	$-	$1,922
At fair value	-	-	109,522	109,522
At book value without market value adjustment and with current surrender charge less than 5%	304	-	6	310
Subtotal	$2,083	$143	$109,528	$111,754
Not subject to discretionary withdrawal	99	-	81	180
Total reserves[1]	$2,182	$143	$109,609	$111,934
1

The total reserves balance does not equal the liabilities related to separate accounts of $113.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.3 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$174	$-	$7,583	$7,757
Reserves
For accounts with assets at:
Fair value	$2,016	$145	$98,862	$101,023
Amortized cost	411	-	-	411
Total reserves[1]	$2,427	$145	$98,862	$101,434
By withdrawal characteristics:
With market value adjustment	$2,117	$145	$-	$2,262
At fair value	-	-	98,784	98,784
At book value without market value adjustment and with current surrender charge less than 5%	310	-	8	318
Subtotal	$2,427	$145	$98,792	$101,364
Not subject to discretionary withdrawal	-	-	70	70
Total reserves[1]	$2,427	$145	$98,862	$101,434
1

The total reserves balance does not equal the liabilities related to separate accounts of $102.8 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.4 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table is a reconciliation of net transfers from separate accounts, as of the dates indicated:

		December 31,
(in millions)	2023	2022	2021
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$6,268	$7,757	$8,309
Transfers from separate accounts	(9,446)	(8,860)	(10,860)
Net transfers from separate accounts	$(3,178)	$(1,103)	$(2,551)
Reconciling adjustments:
Exchange accounts offsetting in the general account	(889)	(606)	(552)
Fees not included in general account transfers	41	47	68
Other miscellaneous adjustments not included in the general account balance	284	27	33
Net transfers as reported in the statutory statements of operations	$(3,742)	$(1,635)	$(3,002)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2023
Bonds:
U.S. Government	$173	$3	$-	$176
States, territories and possessions	609	10	44	575
Political subdivisions	371	11	21	361
Special revenues	2,994	57	248	2,803
Industrial and miscellaneous	31,796	311	2,206	29,901
Loan-backed and structured securities	7,924	38	304	7,658
Total bonds	$43,867	$430	$2,823	$41,474
Common stocks unaffiliated	$231	$-	$-	$231
Preferred stocks unaffiliated	47	-	1	46
Total unaffiliated stocks[1]	$278	$-	$1	$277
Total bonds and unaffiliated stocks[1]	$44,145	$430	$2,824	$41,751

December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$1
States, territories and possessions	561	7	55	513
Political subdivisions	380	9	28	361
Special revenues	3,035	36	362	2,709
Industrial and miscellaneous	29,529	118	3,115	26,532
Loan-backed and structured securities	6,702	30	438	6,294
Total bonds	$40,208	$200	$3,998	$36,410
Common stocks unaffiliated	$239	$-	$-	$239
Preferred stocks unaffiliated	30	1	-	31
Total unaffiliated stocks[1]	$269	$1	$-	$270
Total bonds and unaffiliated stocks[1]	$40,477	$201	$3,998	$36,680
1

Excludes affiliated common stocks with a carrying value of $3.4 billion as of December 31, 2023 and 2022, respectively. Affiliated common stocks include investment in NLAIC and JNL of $3.2 billion and $203 million as of December 31, 2023, respectively. Affiliated common stocks include investment in NLAIC and JNFC of $3.2 billion and $186 million as of December 31, 2022, respectively.

The carrying value of bonds on deposit with various states as required by law or special escrow agreement was immaterial as of December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2023. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$1,325	$1,312
Due after one year through five years	10,189	9,936
Due after five years through ten years	10,242	9,646
Due after ten years	14,187	12,922
Total bonds excluding loan-backed and structured securities	$35,943	$33,816
Loan-backed and structured securities	7,924	7,658
Total bonds	$43,867	$41,474

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2023
Bonds:
U.S. Government	$79	$-	$1	$-	$80	$-
States, territories and possessions	30	-	373	44	403	44
Political subdivisions	51	-	148	21	199	21
Special revenues	45	1	1,934	247	1,979	248
Industrial and miscellaneous	1,093	43	21,615	2,266	22,708	2,309
Loan-backed and structured securities	485	2	4,671	303	5,156	305
Total bonds	$1,783	$46	$28,742	$2,881	$30,525	$2,927
Common stocks unaffiliated	$-	$-	$37	$5	$37	$5
Preferred stocks unaffiliated	3	-	6	-	9	-
Total unaffiliated stocks	$3	$-	$43	$5	$46	$5
Total bonds and unaffiliated stocks	$1,786	$46	$28,785	$2,886	$30,571	$2,932

December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$-	$1	$-
States, territories and possessions	352	49	23	6	375	55
Political subdivisions	157	27	-	-	157	27
Special revenues	1,935	332	55	22	1,990	354
Industrial and miscellaneous	21,261	2,526	2,604	739	23,865	3,265
Loan-backed and structured securities	3,800	263	2,079	177	5,879	440
Total bonds	$27,506	$3,197	$4,761	$944	$32,267	$4,141
Common stocks unaffiliated	$45	$11	$19	$6	$64	$17
Preferred stocks unaffiliated	20	2	3	1	23	3
Total unaffiliated stocks	$65	$13	$22	$7	$87	$20
Total bonds and unaffiliated stocks	$27,571	$3,210	$4,783	$951	$32,354	$4,161

As of December 31, 2023, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

There was no intent to sell loan-backed and structured securities that have been identified as having other-than-temporary impairments for the years ended December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Total amortized cost	$9,146	$8,401
Valuation allowance:
Non-specific reserves[2]	$-	$37
Specific reserves	2	1
Total valuation allowance[1]	$2	$38
Mortgage loans, net of allowance	$9,144	$8,363

1	For the years ended December 31, 2023, 2022 and 2021, changes in the valuation allowance were immaterial and due to current period provisions.
2

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgment, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $4 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

As of December 31, 2023 and 2022, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2023
Apartment	$3,831	$22	$3,853	$3,823	$29	$3,852
Industrial	1,842	-	1,842	1,842	-	1,842
Office	1,057	71	1,128	1,126	3	1,129
Retail	1,888	8	1,896	1,887	9	1,896
Other	256	-	256	216	40	256
Total[1]	$8,874	$101	$8,975	$8,894	$81	$8,975
Weighted average DSC ratio	2.20	1.33	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	56%	71%	57%

December 31, 2022
Apartment	$3,651	$22	$3,673	$3,632	$41	$3,673
Industrial	1,437	-	1,437	1,437	-	1,437
Office	1,223	3	1,226	1,214	12	1,226
Retail	1,815	8	1,823	1,794	29	1,823
Other	225	-	225	217	8	225
Total[1]	$8,351	$33	$8,384	$8,294	$90	$8,384
Weighted average DSC ratio	2.20	0.82	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	57%	81%	57%

1	Excludes $171 million and $17 million of commercial mortgage loans that were under development as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, the Company has a diversified mortgage loan portfolio with no more than 23% in a geographic region in the U.S. and no more than 1% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2023 were 9.2% and 4.8%, respectively, and for those originated or acquired during 2022 were 11.0% and 2.9%, respectively. As of December 31, 2023 and 2022, the maximum LTV ratio of any one loan at the time of loan origination was 78% and 80%, respectively. As of December 31, 2023 and 2022, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or any amounts advanced and not included in the mortgage loan portfolio.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Securities Lending

The fair value of loaned securities was $922 million and $611 million as of December 31, 2023 and 2022, respectively. The Company held $359 million and $232 million of cash collateral on securities lending as of December 31, 2023 and 2022, respectively. The carrying value and fair value of reinvested collateral assets were $359 million and $232 million and had a contractual maturity of under 30 days as of December 31, 2023 and 2022, respectively. The fair value of bonds acquired with reinvested collateral assets was $366 million and $236 million as of December 31, 2023 and 2022, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $584 million and $394 million of non-cash collateral on securities lending as of December 31, 2023 and 2022, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2023	2022	2021
Bonds	$1,917	$1,511	$1,417
Mortgage loans	357	334	358
Other invested assets	868	196	499
Policy loans	43	42	43
Derivative instruments[1]	24	19	31
Other	62	44	12
Gross investment income	$3,271	$2,146	$2,360
Investment expenses	(135)	(127)	(129)
Net investment income	$3,136	$2,019	$2,231

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2023 and 2022 was immaterial. Investment income due and accrued as of December 31, 2023 and 2022 that was admitted was $965 million and $585 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2023	2022	2021
Gross gains on sales	$31	$31	$106
Gross losses on sales	(68)	(149)	(32)
Net realized (losses) gains on sales	$(37)	$(118)	$74
Net realized derivative (losses) gains	(378)	284	(679)
Other-than-temporary impairments	(21)	(26)	(4)
Total net realized (losses) gains	$(436)	$140	$(609)
Tax (benefit) expense on net (losses) gains	(4)	3	59
Net realized capital (losses) gains, net of tax	$(432)	$137	$(668)
Less: Realized (losses) gains transferred to the IMR	(30)	(103)	15
Net realized capital (losses) gains, net of tax and transfers to the IMR	$(402)	$240	$(683)

For the year ended December 31, 2023, gross realized gains and gross realized losses on sales of bonds were $25 million and $64 million, respectively. For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $7 million and $145 million, respectively. For the year ended December 31, 2021, gross realized gains and gross realized losses on sales of bonds were $80 million and $31 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2023, 2022 and 2021.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $1.0 billion and $894 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, there were $99 million and $207 million of commitments to purchase private placement bonds, respectively. There were $490 million and $291 million of outstanding commitments to fund mortgage loans as of December 31, 2023 and 2022, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including futures and options.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2023 and 2022, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net Carrying Value	Fair value asset	Fair value liability	Average fair value
December 31, 2023
Interest rate swaps	$2,410	$-	$-	$-	$-
Options	137	1	7	-	-
Cross currency swaps	1,621	94	120	(22)	1
Futures	2,925	-	-	-	-
Total derivatives¹	$7,093	$95	$127	$(22)	$1

December 31, 2022
Interest rate swaps	$-	$-	$-	$-	$-
Options	96	1	2	-	-
Cross currency swaps	1,498	135	174	(9)	2
Futures	3,316	-	-	-	-
Total derivatives¹	$4,910	$136	$176	$(9)	$2
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2023 and 2022.

The Company received $253 million and $178 million of cash collateral and held $49 million and $20 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2023 and 2022, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2023 and 2022. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $20 million and $8 million as of December 31, 2023 and 2022, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $256 million and $236 million as of December 31, 2023 and 2022, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized (losses) gains recorded in operations			Unrealized (losses) gains recorded in capital and surplus
	December 31,			December 31,
(in millions)	2023	2022	2021	2023	2022	2021
Cross currency swaps	$-	$1	$1	$(43)	$103	$69
Futures	(378)	283	(680)	(173)	124	27
Total	$(378)	$284	$(679)	$(216)	$227	$96

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2023:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$7	$-	$-	$7
Common stocks unaffiliated	67	164	-	-	231
Preferred stocks unaffiliated	-	39	7	-	46
Separate account assets	104,555	1,637	51	6,430	112,673
Assets at fair value	$104,622	$1,847	$58	$6,430	$112,957

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2023:

(in millions)	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2022	$6	$55	$61
Net gains (losses):
In surplus	1	(1)	-
Purchases	3	-	3
Sales	(3)	(3)	(6)
Balance as of December 31, 2023	$7	$51	$58

The following table summarizes assets and liabilities held at fair value as of December 31, 2022:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$11	$-	$-	$11
Common stocks unaffiliated	77	162	-	-	239
Preferred stocks unaffiliated	-	25	6	-	31
Separate account assets	97,015	1,795	55	3,552	102,417
Assets at fair value	$97,092	$1,993	$61	$3,552	$102,698

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2022:

(in millions)	Bonds[1]	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2021	$1	$6	$49	$56
Net gains (losses):
In surplus	-	-	24	24
Purchases	-	2	-	2
Sales	-	(2)	(18)	(20)
Transfers out of Level 3	(1)	-	-	(1)
Balance as of December 31, 2022	$-	$6	$55	61
1	Bonds transfer out of Level 3 during the year ended December 31, 2022, result from the application of the lower of amortized cost or fair value rules based on NAIC rating.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair Value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2023
Assets:
Bonds	$175	$35,293	$5,999	$41,467	$43,860
Mortgage loans, net of allowance	-	-	8,047	8,047	9,144
Policy loans	-	-	969	969	969
Derivative assets	-	120	7	127	113
Cash, cash equivalents and short-term investments	(52)	1,607	-	1,555	1,555
Securities lending collateral assets	359	-	-	359	359
Separate account assets	5	411	157	573	597
Total assets	$487	$37,431	$15,179	$53,097	$56,597
Liabilities:
Investment contracts	$-	$-	$3,265	$3,265	$3,242
Derivative liabilities	-	22	-	22	17
Total liabilities	$-	$22	$3,265	$3,287	$3,259

December 31, 2022
Assets:
Bonds	$1	$32,048	$4,350	$36,399	$40,197
Mortgage loans, net of allowance	-	-	7,351	7,351	8,363
Policy loans	-	-	933	933	933
Derivative assets	-	174	2	176	143
Cash, cash equivalents and short-term investments	613	1,008	-	1,621	1,621
Securities lending collateral assets	232	-	-	232	232
Separate account assets	4	311	41	356	391
Total assets	$850	$33,541	$12,677	$47,068	$51,880
Liabilities:
Investment contracts	$-	$-	$3,158	$3,158	$3,148
Derivative liabilities	-	9	-	9	7
Total liabilities	$-	$9	$3,158	$3,167	$3,155

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$953	$21	$974
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$953	$21	$974
Less: Deferred tax assets nonadmitted	(222)	-	(222)
Net admitted deferred tax assets	$731	$21	$752
Less: Deferred tax liabilities	(105)	(15)	(120)
Net admitted deferred tax assets	$626	$6	$632

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$820	$32	$852
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$820	$32	$852
Less: Deferred tax assets nonadmitted	(96)	(7)	(103)
Net admitted deferred tax assets	$724	$25	$749
Less: Deferred tax liabilities	(147)	(13)	(160)
Net admitted deferred tax assets	$577	$12	$589

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2023	2022	Change
Adjusted gross deferred tax assets	$974	$852	$122
Total deferred tax liabilities	(120)	(160)	40
Net deferred tax assets	$854	$692	$162
Less: Tax effect of unrealized gains and losses			37
Less: Tax effect of change in accounting principle			(8)
Less: Merger adjustment			1
Change in deferred income tax			$132

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$3	$3
Adjusted gross deferred tax assets expected to be realized[1]	623	6	629
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	108	12	120
Admitted deferred tax assets	$731	$21	$752

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$8	$8
Adjusted gross deferred tax assets expected to be realized[1]	577	4	581
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	147	13	160
Admitted deferred tax assets	$724	$25	$749
1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2023 and 2022, the threshold limitation for adjusted capital and surplus was $1.6 billion and $1.4 billion, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $10.5 billion and $9.5 billion as of December 31, 2023 and 2022, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 1,062% and 1,071% as of December 31, 2023 and 2022, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2023
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	7.19%	0.00%	7.19%

	December 31, 2022
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	25.51%	0.00%	25.51%

The Company’s tax planning strategies included the use of affiliated reinsurance for the years ended December 31, 2023 and 2022.

There are no temporary differences for which deferred tax liabilities are not recognized for the years ended December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2023	2022	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$231	$132	$99
Investments	110	89	21
Deferred acquisition costs	297	260	37
Tax credit carry-forward	259	294	(35)
Other	56	45	11
Subtotal	$953	$820	$133
Nonadmitted	(222)	(96)	(126)
Admitted ordinary deferred tax assets	$731	$724	$7
Capital:
Investments	21	32	(11)
Subtotal	$21	$32	$(11)
Nonadmitted	-	(7)	7
Admitted capital deferred tax assets	$21	$25	$(4)
Admitted deferred tax assets	$752	$749	$3
Deferred tax liabilities
Ordinary:
Investments	$(68)	$(100)	$32
Future policy benefits and claims	(22)	(32)	10
Other	(15)	(15)	-
Subtotal	$(105)	$(147)	$42
Capital:
Investments	(15)	(13)	(2)
Subtotal	$(15)	$(13)	$(2)
Deferred tax liabilities	$(120)	$(160)	$40
Net deferred tax assets	$632	$589	$43

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income (loss) before tax as follows, for the years ended:

	December 31,
(in millions)	2023	2022	2021
Current income tax expense	$104	$103	$50
Change in deferred income tax (without tax on unrealized gains and losses)	(132)	(28)	(50)
Total income tax (benefit) expense reported	$(28)	$75	$-
Income before income and capital gains taxes	$1,053	$1,077	$861
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$221	$226	$181
(Decrease) increase in actual tax reported resulting from:
Dividends received deduction	(211)	(80)	(137)
Tax credits	(45)	(58)	(47)
Other	7	(13)	3
Total income tax (benefit) expense reported	$(28)	$75	$-

The Company incurred $11 million in federal income tax expense in 2021, which is available for recoupment in the event of future net losses.

The following table summarizes operating loss or tax credit carry-forwards available as of December 31, 2023:

(in millions)	Amount	Origination	Expiration
Operating loss carryforwards	$2	2017	2032
Business credits	$32	2016	2036
Business credits	$62	2017	2037
Business credits	$30	2018	2038
Business credits	$27	2019	2039
Business credits	$29	2020	2040
Business credits	$28	2021	2041
Business credits	$27	2022	2042
Business credits	$24	2023	2043

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company

AGMC Reinsurance, Ltd

Allied Insurance Company of America

Allied Property & Casualty Insurance Company

Allied Texas Agency, Inc.

AMCO Insurance Company

American Marine Underwriters

Crestbrook Insurance Company

Depositors Insurance Company

DVM Insurance Agency, Inc.

Eagle Captive Reinsurance, LLC

Freedom Specialty Insurance Company

Harleysville Insurance Company of New York

Harleysville Insurance Company

Harleysville Insurance Company of New Jersey

Harleysville Lake States Insurance Company

Harleysville Preferred Insurance Company

Harleysville Worcester Insurance Company

Jefferson National Financial Corporation

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

Lone Star General Agency, Inc.

National Casualty Company

Nationwide Advantage Mortgage Company

Nationwide Affinity Insurance Company of America

Nationwide Agent Risk Purchasing Group. Inc.

Nationwide Agribusiness Insurance Company

Nationwide Assurance Company

Nationwide Cash Management Company

Nationwide Corporation

Nationwide Financial Assignment Company

Nationwide Financial General Agency, Inc.

Nationwide Financial Services, Inc.

Nationwide General Insurance Company

Nationwide Indemnity Company

Nationwide Insurance Company of America

Nationwide Insurance Company of Florida

Nationwide Investment Services Corporation

Nationwide Life and Annuity Insurance Company

Nationwide Life Insurance Company

Nationwide Lloyds

Nationwide Property & Casualty Ins. Company

Nationwide Retirement Solutions, Inc.

Nationwide Sales Solutions, Inc.

Nationwide Trust Company, FSB

NBS Insurance Agency, Inc.

NFS Distributors, Inc.

Registered Investment Advisors Services, Inc.

Retention Alternatives, Ltd.

Retention Alternatives Ltd. In Respect of Cell No. 1

Segregated Account

Scottsdale Indemnity Company

Scottsdale Insurance Company

Scottsdale Surplus Lines Insurance Company

Titan Insurance Company

Titan Insurance Services, Inc.

Veterinary Pet Insurance Company

Victoria Fire & Casualty Company

Victoria Select Insurance Company

VPI Services, Inc.

The method of allocation of regular tax among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return. Effective January 1, 2023, the Company revised its tax sharing agreement to address corporate alternative minimum tax (“CAMT”). If the consolidated federal income tax return group is an Applicable Corporation and has a CAMT liability, all members of the group will be treated as Applicable Corporations subject to CAMT. CAMT is paid by affiliates based on the ratio of the subsidiary’s CAMT liability to the total CAMT liabilities of all subsidiaries.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2023 and 2022.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal CAMT, effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1.0 billion. For a group of related entities, the $1.0 billion threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to a CAMT liability. The corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Reporting entities that reasonably expect to be applicable corporations for the current reporting period are considered applicable reporting entities. The Company comprises a controlled group of corporations and has determined that it likely will be an applicable corporation, and therefore an appliable reporting entity, in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. The Company does not consider its CAMT status when evaluating its deferred tax assets under the regular tax system. The U.S. Treasury Department is expected to issue guidance throughout 2024 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination.

The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

For the years ended December 31, 2023 and 2022, the Act did not impact the Company’s total tax.

(9)	Short-Term Debt and FHLB Funding Agreements

Short-Term Debt

The Company is a party to a $750 million revolving variable rate credit facility agreement. The Company had no amounts outstanding under the facility as of December 31, 2023 and 2022.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to Effective Federal Funds Rate plus 0.18%. The Company had no amounts outstanding under this agreement as of December 31, 2023 and 2022.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2023 and 2022.

The amount of interest paid on short-term debt was immaterial in 2023, 2022 and 2021.

FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 50% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLAIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2023 and 2022. As part of the agreement, the Company purchased and held an additional $144 million and $139 million in activity stock and an immaterial amount in excess stock as of December 31, 2023 and 2022, respectively, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $3.3 billion and $3.1 billion as of December 31, 2023 and 2022, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus.

The Company has agreements with the FHLB to provide financing for operations. These agreements, which were renewed in February 2024 and expire January 2025, allow the Company access to borrow up to $1.1 billion. As of December 31, 2023 and 2022, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $5.3 billion (3.0% of total admitted assets) as of December 31, 2023 and $4.6 billion (2.8% of total admitted assets) as of December 31, 2022 were pledged as collateral under FHLB agreements and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(10)	Surplus Notes

The following table summarizes the carrying value of surplus notes issued by the Company to NFS, as of the dates indicated:

(in millions)
Date issued	Interest rate	Par value	Carrying value	Interest and/ or principal paid in current year	Total interest and/or principal paid	Unapproved interest and/or principal	Date of maturity
December 31, 2023
12/19/2001	7.50%	$300	$300	$23	$495	$-	12/31/2031
6/27/2002	8.15%	300	300	24	521	-	6/27/2032
12/23/2003	6.75%	100	100	7	132	-	12/23/2033
12/20/2019	4.21%	400	400	16	67	-	12/19/2059
Total		$1,100	$1,100	$70	$1,215	$-

December 31, 2022
12/19/2001	7.50%	$300	$300	$22	$472	$-	12/31/2031
6/27/2002	8.15%	300	300	24	497	-	6/27/2032
12/23/2003	6.75%	100	100	6	125	-	12/23/2033
12/20/2019	4.21%	400	400	17	51	-	12/19/2059
Total		$1,100	$1,100	$69	$1,145	$-

The surplus notes were issued in accordance with Section 3901.72 of the Ohio Revised Code. The principal and interest on these surplus notes shall not be a liability or claim against NLIC, or any of its assets, except as provided in Section 3901.72 of the Ohio Revised Code. The Department must approve interest and principal payments before they are paid.

(11)	Reinsurance

The Company has 100% coinsurance agreements with funds withheld with Eagle to cede specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts and certain fixed indexed annuity contracts issued and to be issued by NLIC. While the GMDB and GLWB contract riders are ceded by NLIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLIC. Amounts ceded to Eagle during 2023, 2022 and 2021 included premiums of $635 million, $637 million and $607 million, respectively, benefits and claims, net of third-party reinsurance recoveries, of $73 million, $75 million, and $8 million respectively, net investment earnings on funds withheld assets of $55 million, $52 million and $40 million, respectively, and an expense allowance for third-party reinsurance premiums of $1 million, $2 million and $1 million, respectively. As of December 31, 2023 and 2022, the carrying value of the funds withheld assets recorded within funds held under coinsurance was $1.3 billion and $1.6 billion, respectively, which consists of bonds and cash equivalents that had a carrying value of $1.2 billion and $1.5 million, respectively, and mortgage loans that had a carrying value of $73 million and $95 million, respectively. As of December 31, 2023 and 2022, the Company’s reserve credit for guaranteed benefits ceded under the reinsurance agreements was $91 million and $253 million, respectively. Amounts payable to Eagle related to the reinsurance agreements were $377 million and $424 million as of December 31, 2023 and 2022, respectively.

The Company has a reinsurance agreement with NMIC whereby nearly all of the Company’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. Amounts ceded to NMIC include revenues of $307 million, $287 million and $281 million for the years ended December 31, 2023, 2022 and 2021, respectively, while benefits, claims and expenses ceded were $301 million, $267 million and $257 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLAIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are assumed on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, the Company bears the investment risk associated with changes in interest rates. Risk of asset default remains with NLAIC, and the Company pays a fee to NLAIC for the retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts assumed from NLAIC are included in the Company’s statutory statements of operations for 2023, 2022 and 2021 and include considerations of $46 million, $10 million and $10 million, respectively, net investment income of $31 million, $35 million and $42 million, respectively, and benefits, claims and other expenses of $186 million, $161 million and $147 million, respectively. The reserve adjustment for 2023, 2022 and 2021 of $(153) million, $(161) million and $(151) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $737 million and $859 million as of December 31, 2023 and 2022, respectively, and amounts payable related to this agreement were $6 million and $14 million as of December 31, 2023 and 2022, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are assumed on a modified coinsurance basis. Total policy reserves under this treaty were $34 million and $33 million as of December 31, 2023 and 2022, respectively. Total premiums assumed under this treaty were $12 million, $12 million and $12 million during 2023, 2022 and 2021, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby a certain life insurance contract is assumed on a 100% coinsurance basis. Policy reserves assumed under this agreement totaled $154 million and $156 million as of December 31, 2023 and 2022, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2023 and 2022 were $278 million and $345 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

(12)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates in which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The gross amounts due from affiliates were $19 million and $226 million as of December 31, 2023 and 2022, respectively, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The gross amounts due to affiliates were $133 million and $177 million as of December 31, 2023 and 2022, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. As of January 1, 2022 NSC merged into NNOV8, LLC, a subsidiary of NMIC, and all services going forward were provided by NMIC. For the years ended December 31, 2023 and 2022, the Company was allocated costs from NMIC totaling $245 million and $285 million, respectively. For the year ended December 31, 2021, the Company was allocated costs from NMIC and NSC totaling $288 million.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.4 billion and $3.7 billion as of December 31, 2023 and 2022, respectively. Total revenues from these contracts were $125 million, $127 million and $121 million for the years ended December 31, 2023, 2022 and 2021, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $84 million, $87 million and $113 million for the years ended December 31, 2023, 2022 and 2021, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company receives an annual fee payable from the Tax Credit Funds, for which it is a guarantor and Managing Member, for its services in connection with the oversight of the performance of the Investee Partnerships and the compliance by their managing members and managing agents thereof with the provisions of the various operating level agreements and applicable laws. The amount the Company earned for the years ended December 31, 2023, 2022 and 2021 were immaterial.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2023 and 2022, customer allocations to NFG funds totaled $63.9 billion and $63.0 billion, respectively. For the years ended December 31, 2023, 2022 and 2021, NFG paid the Company $234 million, $242 million and $265 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $1.3 billion and $1.0 billion as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, amounts on deposit with NCMC were comprised of $1.0 billion and $883 million, respectively, of cash equivalents, with remaining amounts in short-term investments.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2023, 2022 and 2021 was $63 million, $112 million and $74 million, respectively.

The Company provides commercial mortgage loans to subsidiaries of Nationwide Realty Investors, LTD, a subsidiary of NMIC with interest rates ranging from 3.62% to 4.90% and maturity dates ranging from January 2031 to July 2041. As of December 31, 2023 and 2022, the Company had $304 million and $338 million, respectively, outstanding under these arrangements.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2023 and 2022, the Company had no outstanding borrowings from affiliated entities under such agreements. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2023, 2022 and 2021 were immaterial.

During 2023, the Company received capital contributions of $135 million from NFS. During 2024, the Company received an additional capital contribution of $30 million from NFS. During 2022, the Company received capital contributions of $310 million from NFS.

During 2023, there were no capital contributions paid to NLAIC by the Company. During 2024, the Company has paid capital contributions to NLAIC of $100 million as of the subsequent event date. During 2022 and 2021, the Company paid capital contributions of $800 million and $400 million, respectively, to NLAIC. In addition, the Company contributed $60 million to NLAIC in connection with the January 1, 2022 merger of HLIC.

The Company has a replacement unsecured promissory note and revolving line of credit agreement with JNLNY whereby JNLNY can borrow up to $5 million. No amounts have been drawn on the note as of December 31, 2023 or through the subsequent event date.

Pursuant to financial support agreements, the Company has agreed to provide NLAIC and JNL with the minimum capital and surplus required by each state in which NLAIC and JNL does business. These agreements do not constitute the Company as guarantor of any obligation or indebtedness of NLAIC or JNL or provide any creditor of NLAIC or JNL with recourse to or against any of the assets of the Company.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Eagle’s surplus position is evaluated quarterly to determine if an additional surplus contribution is required from the Company or if a distribution to the Company can be declared as of each quarter end. During 2023 and 2022, the Company made surplus contributions to Eagle. On September 29, 2023, the Company made a surplus contribution to Eagle of $10 million. On June 30, 2022 and July 19, 2022, the Company made surplus contributions to Eagle of $225 million and $1 million, respectively. During 2023 and 2022 Eagle declared distributions to the Company based on their earned surplus position. On February 9, 2024, the Company received a total distribution of $421 million that was declared on December 29, 2023 and consisted of a return of contributed surplus of $10 million and a dividend of $411 million. The return of contributed surplus receivable was recorded in other invested assets and the dividend receivable was recorded in investment income due and accrued as of December 31, 2023. On August 10, 2023, the Company received a dividend distribution of $205 million that was declared on June 30, 2023. On May 9, 2023, the Company received a dividend distribution of $204 million that was declared on March 31, 2023. On February 10, 2023, the Company received a total distribution of $332 million that was declared on December 30, 2022 and consisted of a return of contributed surplus of $221 million and a dividend of $111 million. The return of contributed surplus receivable was recorded in other invested assets and the dividend receivable was recorded in investment income due and accrued as of December 31, 2022. On November 10, 2022, the Company received a return of contributed surplus distribution of $5 million that was declared on September 30, 2022. On May 10, 2022, the Company received a dividend distribution of $19 million that was declared on March 31, 2022. On February 10, 2022, the Company received a dividend distribution of $168 million that was declared on December 31, 2021.

On December 22, 2021, the Company and NLAIC entered into a short-term loan where NLAIC borrowed $80 million from the Company. NLAIC repaid the short-term loan in full on January 4, 2022.

In March 2022, the Company executed a $850 million unsecured promissory note and revolving line of credit agreement with Nationwide SBL, LLC (“NWSBL”), an affiliate, at an interest rate of 1-month LIBOR plus 1.25% with a maturity date of March 1, 2023. As of December 31, 2022 NWSBL had outstanding borrowings of $168 million. During 2023, additional draws increased the outstanding balance to $198 million when, on March 1, 2023, the outstanding balance was repaid and a replacement agreement was entered into at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 28, 2024. As of December 31, 2023, NWSBL had outstanding borrowings of $328 million. During 2024, additional draws increased the outstanding balance to $363 million when, on February 28, 2024, the outstanding balance was repaid and a replacement agreement was entered into at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 27, 2025 with an initial draw of $363 million. Subsequently, additional draws have increased the outstanding balance to $381 million as of the subsequent event date.

During 2022, the Company and NMIC entered into unsecured promissory note agreements. On August 11, 2022, NMIC borrowed $50 million from the Company and subsequently repaid the note in full on August 15, 2022. On September 8, 2022, NMIC borrowed $150 million from the Company and subsequently repaid the note in full on September 15, 2022.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLIC), LLC (“NW REI (NLIC)”), a subsidiary of NMIC, at $251 million and $140 million as of December 31, 2023 and 2022, respectively. NW REI (NLIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLIC), if not already recorded in the financial statements of NW REI (NLIC).

(13)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Guarantees

In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, for all guarantees made to or on behalf of wholly-owned subsidiaries, no initial liability recognition has been made and there is no net financial statement impact related to these guarantees.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by the Company. Total SPDA contracts affected by this guarantee in force were immaterial as of December 31, 2023 and 2022.

The Company has guaranteed the obligations and liabilities of NISC, including, without limitation, the full and prompt payment of all accounts payable to any party now or in the future. If for any reason NISC fails to satisfy any of its obligations, the Company will cause such obligation, loss or liability to be fully satisfied.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(14)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. No dividends were paid by the Company to NFS for the years ended December 31, 2023 and 2022. In March 2021, the Company paid an ordinary dividend of $550 million to NFS. The Company’s surplus as regards policyholders as of December 31, 2023, was $11.2 billion and statutory net income for 2023 was $949 million. As of January 1, 2024, the Company has the ability to pay dividends to NFS totaling $1.1 billion without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned capital and surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I  Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2023:

(in millions)	Column A	Column B	Column C	Column D
	Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
	Bonds:
	U.S. Treasury securities and obligations of U.S. government corporations	$173	$175	$173
	U.S. government and agencies	104	105	104
	Obligations of states and political subdivisions	3,576	3,361	3,576
	Foreign governments	342	321	342
	Public utilities	4,758	4,410	4,736
	All other corporate, mortgage-backed and asset-backed securities	35,011	33,102	34,936
	Total fixed maturity securities	$43,964	$41,474	$43,867
	Equity securities:
	Common Stocks:
	Banks, trust and insurance companies	65	67	67
	Industrial, miscellaneous and all other	164	164	164
	Nonredeemable preferred stocks	42	46	46
	Total equity securities[1]	$271	$277	$277
	Mortgage loans[2]	9,146		9,144
	Short-term investments	1,555		1,555
	Policy loans	970		969
	Other long-term investments[3]	2,346		2,346
	Total invested assets	$58,252		$58,158
1	Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $3.4 billion are excluded.
2	Difference from Column B is attributable to valuation allowances on mortgage loans (see Note 5 to the audited statutory financial statements).
3

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $324 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III Supplementary Insurance Information

As of December 31, 2023, 2022 and 2021 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[2]	Other policy claims and benefits payable[2]	Premium revenue
2023
Life Insurance		$5,428			$412
Annuities		15,213			7,368
Retirement Solutions		20,351			4,150
Corporate Solutions and Other		8,381			2,740
Total		$49,373			$14,670
2022
Life Insurance		$5,353			$415
Annuities		10,635			5,758
Retirement Solutions		21,824			5,097
Corporate Solutions and Other		7,670			3,265
Total		$45,482			$14,535
2021
Life Insurance		$5,306			$425
Annuities		8,026			6,512
Retirement Solutions		22,446			4,551
Corporate Solutions and Other		6,721			1,176
Total		$42,499			$12,664

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[3]	Benefits, claims, losses and settlement expenses[4]	Amortization of deferred policy acquisition costs[1]	Other operating expenses	Premiums written
2023
Life Insurance	$276	$757		$101
Annuities	613	13,619		158
Retirement Solutions	835	5,610		214
Corporate Solutions and Other	1,412	1,943		203
Total	$3,136	$21,929		$676
2022
Life Insurance	$261	$730		$105
Annuities	346	10,871		136
Retirement Solutions	860	6,178		120
Corporate Solutions and Other	552	1,519		174
Total	$2,019	$19,298		$535
2021
Life Insurance	$254	$311		$107
Annuities	337	9,411		41
Retirement Solutions	861	6,973		122
Corporate Solutions and Other	779	1,304		169
Total	$2,231	$17,999		$439
1	Deferred policy acquisition costs and amortization of deferred policy acquisition costs are not applicable for statutory basis of accounting.
2	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
3

Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates and reported segment operating results would change if different methods were applied.

4	Benefits to policyholders and beneficiaries, increase in reserves for future policy benefits and claims and commissions are included in Column H amounts.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV  Reinsurance

As of December 31, 2023, 2022 and 2021 and each of the years then ended:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount
2023
Life insurance in force	$147,725	$(26,722)	$579	$121,582
Premiums:
Life Insurance	$2,931	$(143)	$12	$2,800
Accident and health insurance	457	(465)	9	-
Total	$3,388	$(608)	$21	$2,800

2022
Life insurance in force	$145,173	$(29,598)	$605	$116,180
Premiums:
Life Insurance	$3,473	$(144)	$12	$3,341
Accident and health insurance	425	(424)	-	1
Total	$3,898	$(568)	$12	$3,342

2021
Life insurance in force	$144,115	$(29,120)	$653	$115,648
Premiums:
Life Insurance	$1,624	$(140)	$12	$1,496
Accident and health insurance	445	(444)	-	1
Total	$2,069	$(584)	$12	$1,497

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V  Valuation and Qualifying Accounts

Years ended December 31, 2023, 2022 and 2021:

(in millions)
Column A	Column B	Column C	Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Deductions[1]	Balance at end of period
2023
Valuation allowances - mortgage loans[2]	$1	$1	$-	$2

2022
Valuation allowances - mortgage loans	$43	$(5)	$-	$38

2021
Valuation allowances - mortgage loans	$48	$(4)	$(1)	$43
1	Amounts generally represent recoveries, payoffs and sales.

2	Effective January 1, 2023, the Company changed its method for reserving for mortgage loans. Refer to Note 5 for further discussion and the resulting impacts of the change.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.